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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08553

Evergreen International Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices)   (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for six of its series, Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund, Evergreen Intrinsic World Equity Fund and Evergreen Precious Metals Fund, for the year ended October 31, 2008. These series have October 31, fiscal year end.

Date of reporting period:	October 31, 2008

Item 1 - Reports to Stockholders.

Evergreen Emerging Markets Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Emerging Markets Growth Fund for the twelve-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both foreign and domestic markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of one percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity

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LETTER TO SHAREHOLDERS continued

into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to just 1.00%. In November 2008, the federal government provided U.S.-based Citigroup with a second massive capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. The European Commission, meanwhile, announced a $256 billion stimulus program for the Continent. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

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LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Jerry Zhang, PhD, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/6/1994

	Class A	Class B	Class C	Class I
Class inception date	9/6/1994	9/6/1994	9/6/1994	9/6/1994

Nasdaq symbol	EMGAX	EMGBX	EMGCX	EMGYX

Average annual return*

1-year with sales charge	-54.42%	-54.07%	-52.42%	N/A

1-year w/o sales charge	-51.64%	-51.99%	-52.01%	-51.51%

5-year	10.49%	10.76%	11.01%	12.12%

10-year	8.81%	8.69%	8.70%	9.78%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Emerging Markets Growth Fund Class A shares versus a similar investment in the MSCI Emerging Markets Index (Gross) (MSCI EM (G)) and the Consumer Price Index (CPI).

The MSCI EM (G) is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -51.64% for the twelve-month period ended October 31, 2008, excluding any applicable sales charges. During the same period, the MSCI EM returned -56.22%.

The fund’s objective is to seek to provide shareholders with long-term capital growth.

Investment Process

The fiscal year was a challenging time for emerging markets as the effects of the U.S. financial crisis spread to nearly every corner of the globe. Generally, strong economic fundamentals did little to shield emerging economies from massive capital outflows as risk appetite evaporated in late 2007. Emerging markets’ investors were further challenged as commodities continued to rally well into 2008, driving commodity stocks higher as most other sectors collapsed. By July 2008, this blow-off rally was over and commodities collapsed, taking commodity stocks with them. Most recently, global de-leveraging spilled into the emerging markets as a relentless drive for liquidity saw emerging credit markets seize up and many currencies fall precipitously. As a result of these shocks, emerging economies have begun to divert from their long-term growth trajectories. It is unclear how long this will continue or whether growth will slow significantly from current levels.

After several years of above-trend appreciation of emerging markets equities through 2007, we shifted to a more cautious stance in order to continue to participate in any ongoing market strength while avoiding some of the extremes that had materialized in a number of markets. We entered the year underweight key markets such as China, India and Europe, with higher weightings in Latin America. This proved to be a suitable allocation in the first part of the year, as the commodity-heavy Latin American and Russian markets dramatically outperformed those of commodity-consuming countries such as India and China.

Changing market conditions required us to be nimble with regard to sector rebalancing. Our basic strategy, however, remained similar. We continued to reduce our exposure to Financials, as the fundamentals of that sector deteriorated, and we also selectively reduced Materials and Utilities. The largest increases were in Information Technology, Telecommunication Services and Health Care, although some of the increased weighting came from the relative outperformance of these sectors, proving that sometimes the best strategy is to leave good positions alone. Geographically, our biggest increase was Taiwan, where we moved from an underweight position versus the benchmark to a neutral weighting. We also moved from underweight positions in China and South Korea to slightly overweight. We were overweight commodity exporters such as Brazil and South Africa at the beginning of the year, but moved to underweight as markets deteriorated.

We eliminated a number of positions in the Financials sector, notably China Merchants Bank, Brazil’s Unibanco and South Africa’s Nedbank. The only significant addition in the sector was ICICI Bank in India, where we added to our position based on our

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PORTFOLIO MANAGER COMMENTARY continued

conviction that the shares had fallen below their intrinsic value and that the market had discounted the longer-term potential for its insurance and asset management subsidiaries. In Materials, we exited positions in China’s Jiangxi Copper, South Korea’s POSCO and Cemex in Mexico, while adding to our holdings of India’s Ultratech Cement and South Africa’s PPC. As mentioned above, our increased weighting in technology stocks was driven mainly by the outperformance of our existing holdings, but we also added to Samsung Electronics, Taiwan Semiconductor Manufacturing Co. and India’s Infosys during the year. The main changes in the Telecommunications sector were the addition to our existing holdings of KT Corp and SK Telecom, both in South Korea, as well as the initiation of a new position in PT Telkom Indonesia. Other key changes to the portfolio included a substantial increase in our holding of PetroChina, Brazil’s Natura Cosmetics and Genting in Malaysia. India’s Reliance Communications and South Korea’s Samsung C&T and Hyundai Heavy Industries were notable eliminations.

Contributors to performance

The Information Technology, Industrials and Energy sectors were the top contributors to performance during the year. While we benefited in each of these sectors from holding a lower weighting relative to the MSCI Emerging Markets index, the main contribution was through judicious stock selection. China’s SINA continued to perform well, as did Taiwan Semiconductor and Samsung Electronics. Key industrial contributors were Sinotrans in China, Malaysia’s Sime Darby and 104 Corp in Taiwan. We also outperformed in Energy while other key contributors were China Unicom, Brazil’s Eletrobras and Hindustan Lever in India.

Geographically, China, South Korea and India contributed most to performance. In the case of both China and India, we benefited from being underweight during the year, as well as from successful stock picking. We were overweight South Korea, which underperformed the index, but benefited from stock selection and, to a lesser degree, market timing.

Detractors from performance

The Health Care and Consumer Discretionary sectors were the main detractors. We were largely underweight in Health Care, which outperformed the index due to its perception as a defensive sector. Our selection process focuses on stock selection based on fundamental analysis, and thus, the myriad of legislative, operational and competitive risks that impact many of the companies in the sector made it hard to build an investment case for many companies. While this was a clear negative in 2008, we feel that our process will be effective across the business cycle. Regrettably, our overweight position in Consumer Discretionary coupled with a handful of underperforming stock picks hurt our performance in that sector. In part, this reflected our focus on valuation and our continuing efforts to stay ahead of the business cycle. Many Consumer Discretionary stocks were trading at what appeared to be compelling valuations and we continue to believe they are companies that will outperform as the economic cycle turns. We did not,

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PORTFOLIO MANAGER COMMENTARY continued

however, adequately predict the depth of the economic slowdown in the Emerging Markets, and these stocks performed worse than expected in the short-term.

Geographically, we underperformed in South Africa, Israel and Argentina. In South Africa, the shares of precious metals companies underperformed. Our underweight position in Israel, a traditionally defensive market, was the key driver of our underperformance in that market. We were overweight in Argentina and our performance suffered as that market plunged nearly 74% over the year.

Portfolio management outlook

The effects of the systemic shocks to the global financial markets and the slowdown in developed economies are now showing up in the emerging economies’ growth rates. Countries with structural imbalances, such as Eastern Europe and the Baltics, have borne the worst of the crisis, although signs of a global slowdown are appearing even in countries with strong fundamentals, such as China and Brazil. As for individual equities, liquidity remains paramount, and companies with weak balance sheets are being relentlessly punished. Additionally, slowing global demand maintains pressure on the share prices of commodity-producing companies.

We appear to have entered a period of global de-leveraging, and gauging its effects is challenging. In contrast to last year, when countries grappled with appreciating currencies and surging domestic liquidity, the current challenge is managing plunging currencies and slowing domestic liquidity, especially as the U.S. dollar continues to appreciate. Predicting the depth and length of this crisis, while a favorite pastime of the media, is nearly impossible.

Despite such a challenging environment, there is a “silver lining” of sorts. The crisis has revealed the stark contrast between high-quality companies, with management pursuing value creating business strategies, and sub-par companies that simply benefited from plentiful capital and financial sleight of hand. The fund has consistently tried to seek out the highest-quality companies, and the current environment has helped us identify these much more easily. Furthermore, many such companies are trading at extremely attractive valuations. We will take this opportunity to relentlessly improve the quality of the companies that the fund owns.

Several sectors and numerous companies appear cheap; the pressure of global de-leveraging, weaker global demand and risk aversion has driven them well below what we view as their intrinsic value. We cannot predict the timing of any recovery, nor can we insulate ourselves from further rounds of panic selling and forced de-leveraging. We can, however, continue to look for high-quality companies that are trading at prices that will, in time, provide us with excellent returns. We will endeavor to shut out the day-to-day noise of the markets and focus, as always, on economic fundamentals and intrinsic value.

For instance, we see potential value in selected cement companies. Slowing demand, high raw material costs and industry overcapacity have hurt revenue growth and reduced

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PORTFOLIO MANAGER COMMENTARY continued

margins to cyclical trough levels. In addition, some, but not all, companies have stretched their balance sheets to aggressively expand in recent years. As a result, the sector has been punished, and cement companies in many countries are trading at significant discounts to the cost of building new capacity. As input prices fall, margins should get some support, and tight financing conditions will curtail further industry expansion. When demand finally recovers, the companies with low cost operations that have protected their balance sheet should benefit dramatically, and their share prices should follow suit. This is a good example of how, by looking beyond uncontrollable external factors, it is possible to find value that may not be apparent at first. The timing of such a turnaround remains the key unknown, but, having worked to identify high-quality, undervalued cement and other stocks, we will watch carefully in the year ahead.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 525.87	$ 7.10
Class B	$1,000.00	$ 523.87	$ 9.96
Class C	$1,000.00	$ 523.79	$ 9.96
Class I	$1,000.00	$ 526.46	$ 6.18
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.84	$ 9.37
Class B	$1,000.00	$1,012.07	$13.15
Class C	$1,000.00	$1,012.07	$13.15
Class I	$1,000.00	$1,017.04	$ 8.16

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.85% for Class A, 2.60% for Class B, 2.60% for Class C and 1.61% for Class I), multiplied by the average account value over the period, multiplied by 184 / 366 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$30.53	$21.97	$16.48	$12.60	$11.14

Income from investment operations
Net investment income (loss)	0.16	0.19	0.14 [1]	0.11 [1]	0.01 [1]
Net realized and unrealized gains or losses on investments	(14.22)	12.04	7.01	3.77	1.58

Total from investment operations	(14.06)	12.23	7.15	3.88	1.59

Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.13)	0	(0.13)
Net realized gains	(3.42)	(3.50)	(1.53)	0	0

Total distributions to shareholders	(3.57)	(3.67)	(1.66)	0	(0.13)

Net asset value, end of period	$12.90	$30.53	$21.97	$16.48	$12.60

Total return[2]	(51.64)%	63.88%	47.34%	30.79%	14.39%

Ratios and supplemental data
Net assets, end of period (thousands)	$128,714	$305,698	$102,687	$37,108	$29,040
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.84%	1.87%	2.02%	1.96%	2.07%
Expenses excluding waivers/reimbursements and expense reductions	1.88%	1.90%	2.06%	2.05%	2.12%
Net investment income (loss)	0.69%	0.72%	0.72%	0.73%	0.07%
Portfolio turnover rate	39%	58%	96%	86%	61%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.69	$20.34	$15.38	$11.84	$10.48

Income from investment operations
Net investment income (loss)	(0.01)	(0.01)[1]	0.01 [1]	0.01 [1]	(0.07)[1]
Net realized and unrealized gains or losses on investments	(12.74)	11.00	6.51	3.53	1.50

Total from investment operations	(12.75)	10.99	6.52	3.54	1.43

Distributions to shareholders from
Net investment income	(0.01)	(0.14)	(0.03)	0	(0.07)
Net realized gains	(3.42)	(3.50)	(1.53)	0	0

Total distributions to shareholders	(3.43)	(3.64)	(1.56)	0	(0.07)

Net asset value, end of period	$11.51	$27.69	$20.34	$15.38	$11.84

Total return[2]	(51.99)%	62.68%	46.29%	29.90%	13.66%

Ratios and supplemental data
Net assets, end of period (thousands)	$17,949	$42,477	$18,243	$6,810	$5,071
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.59%	2.60%	2.72%	2.66%	2.77%
Expenses excluding waivers/reimbursements and expense reductions	2.61%	2.61%	2.76%	2.75%	2.82%
Net investment income (loss)	(0.08)%	(0.05)%	0.06%	0.08%	(0.62)%
Portfolio turnover rate	39%	58%	96%	86%	61%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.57	$20.27	$15.35	$11.82	$10.48

Income from investment operations
Net investment income (loss)	(0.02)	0 [1]	0.01 [1]	0 [1]	(0.07)[1]
Net realized and unrealized gains or losses on investments	(12.66)	10.94	6.49	3.53	1.49

Total from investment operations	(12.68)	10.94	6.50	3.53	1.42

Distributions to shareholders from
Net investment income	(0.03)	(0.14)	(0.05)	0	(0.08)
Net realized gains	(3.42)	(3.50)	(1.53)	0	0

Total distributions to shareholders	(3.45)	(3.64)	(1.58)	0	(0.08)

Net asset value, end of period	$11.44	$27.57	$20.27	$15.35	$11.82

Total return[2]	(52.01)%	62.64%	46.29%	29.86%	13.66%

Ratios and supplemental data
Net assets, end of period (thousands)	$56,839	$134,342	$44,439	$10,283	$7,860
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.59%	2.59%	2.72%	2.66%	2.77%
Expenses excluding waivers/reimbursements and expense reductions	2.61%	2.60%	2.76%	2.75%	2.82%
Net investment income (loss)	(0.07)%	0.01%	0.04%	0.03%	(0.61)%
Portfolio turnover rate	39%	58%	96%	86%	61%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$31.59	$22.59	$16.90	$12.90	$11.39

Income from investment operations
Net investment income (loss)	0.22	0.20	0.19	0.17 [1]	0.05 [1]
Net realized and unrealized gains or losses on investments	(14.77)	12.48	7.22	3.84	1.62

Total from investment operations	(14.55)	12.68	7.41	4.01	1.67

Distributions to shareholders from
Net investment income	(0.20)	(0.18)	(0.19)	(0.01)	(0.16)
Net realized gains	(3.42)	(3.50)	(1.53)	0	0

Total distributions to shareholders	(3.62)	(3.68)	(1.72)	(0.01)	(0.16)

Net asset value, end of period	$13.42	$31.59	$22.59	$16.90	$12.90

Total return	(51.51)%	64.23%	47.81%	31.12%	14.80%

Ratios and supplemental data
Net assets, end of period (thousands)	$141,996	$364,958	$313,391	$324,654	$219,548
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.59%	1.61%	1.71%	1.66%	1.76%
Expenses excluding waivers/reimbursements and expense reductions	1.61%	1.62%	1.75%	1.75%	1.81%
Net investment income (loss)	0.89%	0.84%	0.95%	1.08%	0.37%
Portfolio turnover rate	39%	58%	96%	86%	61%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

October 31, 2008

	Country	Shares	Value

COMMON STOCKS 94.1%
CONSUMER DISCRETIONARY 8.0%
Automobiles 0.7%
Astra International	Indonesia	2,795,000	$2,429,059

Hotels, Restaurants & Leisure 2.0%
Alsea SA de CV ρ *	Mexico	1,450,427	794,049
Genting Berhad	Malaysia	2,508,500	3,220,801
Resorts World Berhad	Malaysia	4,200,000	2,954,005
Shangri-La Asia, Ltd.	Bermuda	4,000	5,595

			6,974,450

Media 3.6%
Astro All Asia Networks plc	United Kingdom	2,311,500	1,386,023
Grupo Clarin SA, Class B, GDR 144A	Argentina	90,000	346,500
Grupo Televisa SA de CV, ADR	Mexico	606,500	10,710,790

			12,443,313

Multiline Retail 1.2%
Lojas Americanas SA	Brazil	500,000	1,380,908
Lojas Renner SA	Brazil	130,000	945,783
Lotte Shopping Co. ρ	South Korea	14,500	2,003,418

			4,330,109

Textiles, Apparel & Luxury Goods 0.5%
Texwinca Holdings, Inc. ρ	Bermuda	3,350,000	1,568,490

CONSUMER STAPLES 9.7%
Beverages 3.0%
Companhia de Bebidas das Americas, ADR ρ	Brazil	35,000	1,487,500
Lotte Chilsung Beverage Co., Ltd.	South Korea	3,500	1,891,777
Thai Beverage plc	Thailand	23,000,000	3,208,273
Tsingtao Brewery Co., Ltd. ρ	China	2,134,000	3,840,053

			10,427,603

Food & Staples Retailing 1.0%
C.P. 7- Eleven Public Co., Ltd.	Thailand	15,069,400	3,310,539

Food Products 3.1%
Astra Argo Lestari	Indonesia	1,368,500	776,504
CJ CheilJedang Corp. ρ *	South Korea	20,199	2,284,451
Lotte Confectionery Co., Ltd.	South Korea	5,200	4,350,940
Tiger Brands, Ltd.	South Africa	150,000	2,191,158
Universal Robina Corp. +	Philippines	10,500,000	1,120,359

			10,723,412

Household Products 1.0%
Hindustan Lever, Ltd.	India	750,000	3,421,370

Personal Products 1.1%
Natura Cosmeticos SA	Brazil	450,000	3,899,444

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 0.5%
Gudang Garam +	Indonesia	4,000,000	$1,595,751

ENERGY 15.3%
Oil, Gas & Consumable Fuels 15.3%
Cairn Energy plc *	India	700,110	1,855,517
CNOOC, Ltd., ADR ρ	Hong Kong	60,000	4,901,400
Kazmunaigas Exploration and Production, GDR 144A	Kazakhstan	70,000	992,782
Kazmunaigas Exploration and Production, GDR	Kazakhstan	200,000	2,836,520
Novatek OAO, GDR	Russia	22,500	900,330
OAO Gazprom, ADR	Russia	340,000	6,861,197
OAO LUKOIL, ADR	Russia	102,000	3,953,724
OAO LUKOIL, ADR ρ	Russia	45,000	1,744,290
OAO Rosneft Oil Co., GDR	Russia	300,000	1,403,269
Oil & Natural Gas Corp., Ltd.	India	180,000	2,512,978
PetroChina Co., Ltd., ADR ρ	China	81,500	6,078,270
Petroleo Brasileiro SA, ADR	Brazil	230,000	5,076,100
Petroleo Brasileiro SA, ADR - Frankfurt Exchange	Brazil	160,000	4,302,400
PTT Exploration & Production plc	Thailand	750,000	1,840,228
PTT Public Co.	Thailand	100,000	453,638
PTT Public Co.	Thailand	200,000	926,771
Reliance Industries, Ltd., GDR	India	52,000	3,006,264
Reliance Industries, Ltd., GDR 144A	India	8,000	462,502
Rosneft OJSC, GDR *	Russia	100,000	467,757
Sasol, Ltd., ADR ρ	South Africa	80,000	2,314,400

			52,890,337

FINANCIALS 13.8%
Commercial Banks 9.0%
Banco Bradesco SA, ADR	Brazil	157,500	1,842,750
Banco do Brasil SA	Brazil	445,000	3,045,714
Bangkok Bank	Thailand	700,000	1,424,743
Bank Hapoalim, Ltd.	Israel	1,550,000	3,527,405
First Financial Holding Co., Ltd.	Taiwan	4,775,204	2,275,984
Grupo Financiero Banorte SA de CV, Ser. O ρ	Mexico	1,084,236	2,085,991
ICICI Bank, Ltd., ADR ρ	India	212,100	3,624,789
KB Financial Group Inc., ADS * ρ	South Korea	120,000	2,953,200
KB Financial Group, Inc.	South Korea	52,687	1,306,002
Metropolitan Bank & Trust Co.	Philippines	2,100,000	1,103,780
Sberbank	Russia	2,953,000	3,006,263
Shinhan Financial Group Corp., Ltd.	South Korea	43,620	1,096,595
Standard Bank Group, Ltd.	South Africa	335,560	2,686,103
Turkiye Is Bankasi AS	Turkey	390,499	1,108,290

			31,087,609

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 1.7%
Ayala Corp.	Philippines	403,243	$1,931,069
Yuanta Financial Holding Co., Ltd.	Taiwan	10,090,500	4,016,917

			5,947,986

Insurance 1.5%
Cathay Financial Holding Co., Ltd.	Taiwan	4,830,343	5,233,111

Real Estate Management & Development 1.6%
Brascan Residential Properties SA	Brazil	650,000	930,723
IRSA Inversiones y Representaciones SA, GDR *	Argentina	205,000	735,950
KLCC Property Holdings	Malaysia	3,387,900	2,597,136
Sao Carlos Empreendimentos E. Participacoes SA	Brazil	258,900	1,198,522

			5,462,331

HEALTH CARE 1.6%
Pharmaceuticals 1.6%
Adcock Ingram Holdings, Ltd.	South Africa	160,000	561,937
Guangzhou Pharmaceutical Co., Ltd.	China	3,418,000	806,494
Teva Pharmaceutical Industries, Ltd., ADR ρ	Israel	100,000	4,288,000

			5,656,431

INDUSTRIALS 6.6%
Air Freight & Logistics 1.0%
Sinotrans, Ltd.	China	15,000,000	3,304,519

Commercial Services & Supplies 0.6%
104 Corp. +	Taiwan	1,055,000	2,233,267

Industrial Conglomerates 2.5%
CJ Corp.	South Korea	37,799	1,005,934
Far Eastern Textile, Ltd.	Taiwan	4,160,572	2,409,062
Sime Darby Berhad	Malaysia	2,386,237	4,196,445
SM Investments Corp.	Philippines	218,216	886,143

			8,497,584

Machinery 1.2%
First Tractor Co., Ltd.	China	4,500,000	539,976
Samsung Heavy Industries Co., Ltd. ρ	South Korea	120,000	1,830,340
Tata Motors, Ltd., ADR ρ	India	300,000	1,755,000

			4,125,316

Professional Services 0.5%
51job, Inc., ADR * ρ +	Cayman Islands	250,696	1,835,095

Transportation Infrastructure 0.8%
Sichuan Expressway Co., Ltd. +	China	18,000,000	2,836,478

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 15.1%
Computers & Peripherals 1.7%
ASUSTeK Computer, Inc.	Taiwan	2,309,382	$3,385,685
Avermedia Technologies, Inc.	Taiwan	1,561,275	956,638
Tatung Co., Ltd.	Taiwan	7,502,000	1,318,668

			5,660,991

Electronic Equipment & Instruments 0.7%
Hon Hai Precision Industry Co., Ltd.	Taiwan	387,333	937,690
Johnson Electrical Holdings, Inc. ρ	Bermuda	7,000,000	1,466,605

			2,404,295

Internet Software & Services 3.1%
KTHitel Co., Ltd.	South Korea	300,000	1,093,140
SINA Corp. ρ *	Cayman Islands	300,000	9,720,000

			10,813,140

IT Services 1.0%
Infosys Technologies, Ltd., ADR ρ	India	120,000	3,518,400

Semiconductors & Semiconductor Equipment 8.6%
MediaTek, Inc.	Taiwan	199,980	1,784,665
Realtek Semiconductor Corp.	Taiwan	1,737,450	2,602,444
Samsung Electronics Co., Ltd.	South Korea	32,500	13,581,160
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2,752,960	4,073,450
Taiwan Semiconductor Manufacturing Co., Ltd., ADR ρ	Taiwan	484,254	3,999,938
United Microelectronics Corp.	Taiwan	13,077,092	3,695,848

			29,737,505

MATERIALS 7.7%
Chemicals 0.4%
ICL-Israel Chemicals, Ltd.	Israel	130,000	1,299,574

Construction Materials 0.8%
Pretoria Portland Cement Co., Ltd.	South Africa	249,006	772,248
Ultratech Cement, Ltd.	India	275,000	2,001,948

			2,774,196

Metals & Mining 6.5%
Anglo Platinum, Ltd.	South Africa	43,405	1,804,796
AngloGold Ashanti, Ltd., ADR ρ	South Africa	63,367	1,156,448
Companhia Vale do Rio Doce, ADR ρ	Brazil	380,936	4,997,880
Companhia Vale do Rio Doce, ADR – Frankfurt Exchange ρ	Brazil	310,000	3,630,100
Compania de Minas Buenaventura SA, ADR	Peru	100,000	1,264,000
Gold Fields, Ltd.	South Africa	48,915	335,552
Gold Fields, Ltd., ADR ρ	South Africa	380,000	2,527,000

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining continued
Grupo Mexico SA de CV	Mexico	3,224,000	$2,899,655
Hindalco Industries, Ltd.	India	150,000	187,557
Impala Platinum Holdings, Ltd.	South Africa	189,904	1,996,171
JSC MMC Norilsk Nickel Group, ADR	Russia	177,484	1,806,606

			22,605,765

TELECOMMUNICATION SERVICES 15.7%
Diversified Telecommunication Services 7.0%
China Telecom Corp., Ltd. ρ	China	9,504,000	3,351,396
China Unicom, Ltd. ρ	Hong Kong	1,734,200	2,497,821
China Unicom, Ltd., ADR ρ	Hong Kong	325,606	4,691,983
KT Corp., ADR *	South Korea	786,500	9,870,575
PT Telekomunikasi Indonesia, ADR	Indonesia	168,164	3,370,007
Telefonica Data Argentina SA + ☐	Argentina	2,800	0
Telefonica de Argentina SA, ADR ρ *	Argentina	46,400	229,680

			24,011,462

Wireless Telecommunication Services 8.7%
America Movil SA de CV, Ser. L, ADR ρ	Mexico	195,000	6,033,300
Bharti Airtel, Ltd. *	India	190,000	2,596,310
China Mobile, Ltd. ρ	Hong Kong	420,000	3,685,105
Mobile TeleSystems, ADR *	Russia	50,000	1,957,500
MTN Group, Ltd.	South Africa	434,932	4,915,788
SK Telecom Co., Ltd.	South Korea	13,720	2,159,391
SK Telecom Co., Ltd., ADR	South Korea	280,000	4,818,800
Tim Participacoes SA	Brazil	469,200	1,195,830
Tim Participacoes SA, ADR ρ	Brazil	32,196	465,554
Turkcell Iletisim Hizmetleri AS, ADR ρ	Turkey	180,000	2,208,600

			30,036,178

UTILITIES 0.6%
Electric Utilities 0.6%
Korea Electric Power Corp.	South Korea	106,000	2,120,679

Total Common Stocks (cost $441,221,687)			325,215,789

PREFERRED STOCKS 1.4%
ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
OAO Transneft, Var. Rate Pfd.	Russia	1,000	335,604

FINANCIALS 0.5%
Commercial Banks 0.5%
Banco Estado Rio Grande Sul, Class B, Var. Rate Pfd.	Brazil	720,000	1,784,986

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

PREFERRED STOCKS continued
UTILITIES 0.8%
Electric Utilities 0.8%
Eletrobras SA, Class B, Var. Rate Pfd.	Brazil	250,000	$2,710,844

Total Preferred Stocks (cost $7,159,873)			4,831,434

SHORT-TERM INVESTMENTS 22.8%
MUTUAL FUND SHARES 22.8%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 1.58% q ø	United States	10,235,268	10,235,268
Navigator Prime Portfolio, 2.71% § ρρ	United States	68,629,331	68,629,331

Total Short-Term Investments (cost $78,864,599)			78,864,599

Total Investments (cost $527,246,159) 118.3%			408,911,822
Other Assets and Liabilities (18.3%)			(63,412,695)

Net Assets 100.0%			$345,499,127

*	Non-income producing security
ρ	All or a portion of this security is on loan.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

+	Security is deemed illiquid and is valued using market quotations when readily available, unless other noted.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

ADR	American Depository Receipt
ADS	American Depository Shares
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of October 31, 2008:

South Korea	15.8%
Taiwan	11.8%
Brazil	11.8%
India	7.6%
Mexico	6.8%
Russia	6.8%
South Africa	6.4%
China	6.3%
Hong Kong	4.8%
Malaysia	3.9%
Cayman Islands	3.5%
Thailand	3.4%
Israel	2.8%
Indonesia	2.5%
Philippines	1.5%
Kazakhstan	1.2%
Turkey	1.0%
Bermuda	0.9%
United Kingdom	0.4%
Argentina	0.4%
Peru	0.4%

100.0%

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

October 31, 2008

The following table shows the percent of total long-term investments by sector as of October 31, 2008:

Telecommunication Services	16.4%
Energy	16.1%
Information Technology	15.8%
Financials	15.0%
Consumer Staples	10.1%
Consumer Discretionary	8.4%
Materials	8.1%
Industrials	6.9%
Health Care	1.7%
Utilities	1.5%

100.0%

See Notes to Financial Statements

21

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $517,010,891) including $66,811,775 of securities loaned	$398,676,554
Investments in affiliated money market fund, at value (cost $10,235,268)	10,235,268

Total investments	408,911,822
Foreign currency, at value (cost $4,979,274)	4,731,981
Receivable for securities sold	2,602,495
Receivable for Fund shares sold	522,217
Dividends receivable	869,283
Receivable for securities lending income	55,997
Prepaid expenses and other assets	39,358

Total assets	417,733,153

Liabilities
Payable for securities purchased	1,372,980
Payable for Fund shares redeemed	2,084,409
Payable for securities on loan	68,629,331
Due to custodian bank	805
Advisory fee payable	33,263
Distribution Plan expenses payable	8,639
Due to other related parties	3,359
Accrued expenses and other liabilities	101,240

Total liabilities	72,234,026

Net assets	$345,499,127

Net assets represented by
Paid-in capital	$415,528,697
Undistributed net investment income	2,459,067
Accumulated net realized gains on investments	46,103,403
Net unrealized losses on investments	(118,592,040)

Total net assets	$345,499,127

Net assets consists of
Class A	$128,714,090
Class B	17,949,407
Class C	56,839,272
Class I	141,996,358

Total net assets	$345,499,127

Shares outstanding (unlimited number of shares authorized)
Class A	9,978,842
Class B	1,559,778
Class C	4,967,135
Class I	10,579,796

Net asset value per share
Class A	$12.90
Class A — Offering price (based on sales charge of 5.75%)	$13.69
Class B	$11.51
Class C	$11.44
Class I	$13.42

See Notes to Financial Statements

22

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $1,775,405)	$15,567,166
Securities lending	1,042,827
Income from affiliate	297,964

Total investment income	16,907,957

Expenses
Advisory fee	7,930,355
Distribution Plan expenses
Class A	709,550
Class B	352,080
Class C	1,133,988
Administrative services fee	674,869
Transfer agent fees	920,732
Trustees’ fees and expenses	15,514
Printing and postage expenses	72,722
Custodian and accounting fees	1,103,047
Registration and filing fees	77,621
Professional fees	49,382
Interest expense	17,893
Other	13,890

Total expenses	13,071,643
Less: Expense reductions	(11,801)
Fee waivers and expense reimbursements	(214,228)

Net expenses	12,845,614

Net investment income	4,062,343

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	57,928,012
Foreign currency related transactions	(1,586,434)

Net realized gains on investments	56,341,578
Net change in unrealized gains or losses on investments	(475,876,006)

Net realized and unrealized gains or losses on investments	(419,534,428)

Net decrease in net assets resulting from operations	$(415,472,085)

See Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008		2007

Operations
Net investment income		$4,062,343		$3,912,711
Net realized gains on investments		56,341,578		103,573,689
Net change in unrealized gains or losses on investments		(475,876,006)		204,992,581

Net increase (decrease) in net assets resulting from operations		(415,472,085)		312,478,981

Distributions to shareholders from
Net investment income
Class A		(1,703,853)		(1,031,775)
Class B		(18,169)		(152,810)
Class C		(167,163)		(387,089)
Class I		(2,472,045)		(2,700,086)
Net realized gains
Class A		(34,495,579)		(17,756,149)
Class B		(5,269,745)		(3,413,343)
Class C		(16,879,005)		(7,912,630)
Class I		(38,958,536)		(47,833,032)

Total distributions to shareholders		(99,964,095)		(81,186,914)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	5,963,702	138,256,557	7,421,628	172,240,171
Class B	503,263	10,657,181	812,314	17,351,039
Class C	1,924,758	40,353,307	3,170,219	66,872,392
Class I	2,260,638	48,870,535	1,697,746	46,475,140

		238,137,580		302,938,742

Net asset value of shares issued in reinvestment of distributions
Class A	1,172,126	29,256,553	727,211	15,002,719
Class B	195,192	4,351,250	158,204	2,975,395
Class C	509,291	11,298,475	284,410	5,326,345
Class I	651,168	16,902,822	1,173,450	24,991,575

		61,809,100		48,296,034

Automatic conversion of Class B shares to Class A shares
Class A	52,874	1,185,310	44,046	1,036,350
Class B	(59,036)	(1,185,310)	(48,355)	(1,036,350)

		0		0

Payment for shares redeemed
Class A	(7,223,791)	(146,359,890)	(2,852,244)	(66,787,115)
Class B	(613,772)	(11,407,174)	(285,015)	(6,066,809)
Class C	(2,339,654)	(41,877,550)	(774,560)	(16,526,741)
Class I	(3,883,406)	(86,842,819)	(5,195,076)	(124,429,968)

		(286,487,433)		(213,810,633)

Net increase in net assets resulting from capital share transactions		13,459,247		137,424,143

Total increase (decrease) in net assets		(501,976,933)		368,716,210
Net assets
Beginning of period		847,476,060		478,759,850

End of period		$345,499,127		$847,476,060

Undistributed net investment income		$2,459,067		$4,344,406

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Emerging Markets Growth Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. Non-listed equity securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The

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NOTES TO FINANCIAL STATEMENTS continued

value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been

26

NOTES TO FINANCIAL STATEMENTS continued

impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after October 31, 2004.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent difference causing such reclassifications is due to net realized foreign currency gains or losses. During the year ended October 31, 2008, the following amounts were reclassified:

Paid-in capital	$10,996,114
Undistributed net investment income	(1,586,452)
Accumulated net realized gains on investments	(9,409,662)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 1.30% and declining to 1.00% as average daily net assets increase. For the year ended October 31, 2008, the advisory fee was equivalent to 1.17% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective

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NOTES TO FINANCIAL STATEMENTS continued

upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $162,405 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $51,823.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended October 31, 2008, EIS received $105,023 from the sale of Class A shares and $926, $122,698 and $63,290 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

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NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $253,218,851 and $312,312,166, respectively, for the year ended October 31, 2008.

During the year ended October 31, 2008, the Fund loaned securities to certain brokers. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $66,811,775 and $68,629,331, respectively.

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $527,901,246. The gross unrealized appreciation and depreciation on securities based on tax cost was $32,571,106 and $151,560,530, respectively, with a net unrealized depreciation of $118,989,424.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Depreciation	Temporary Book/Tax Differences

$2,467,322	$46,758,488	$119,247,127	$(8,253)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2008	2007

Ordinary Income	$23,863,487	$23,075,976
Long-term Capital Gain	76,100,608	58,110,938

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

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NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

During the year ended October 31, 2008, the Fund had average borrowings outstanding of $436,415 at an average rate of 4.10% and paid interest of $17,893.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or

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NOTES TO FINANCIAL STATEMENTS continued

operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not

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NOTES TO FINANCIAL STATEMENTS continued

believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

13. SUBSEQUENT DISTRIBUTIONS

On December 3, 2008, the Fund declared distributions from long-term capital gains to shareholders of record on December 2, 2008. The per share amounts payable on December 4, 2008 are as follows:

Long-term Capital Gains

Class A	$1.8113
Class B	1.8113
Class C	1.8113
Class I	1.8113

On December 10, 2008, the Fund declared distributions from net investment income to shareholders of record on December 9, 2008. The per share amounts payable on December 11, 2008 are as follows:

Net Investment Income

Class A	$0.1156
Class B	No Distribution
Class C	No Distribution
Class I	0.1863

These distributions are not reflected in the accompanying financial statements.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Emerging Markets Growth Fund, a series of the Evergreen International Trust, as of October 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Emerging Markets Growth Fund as of October 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 2, 2009

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ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $76,100,608 for the fiscal year ended October 31, 2008.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2008, the Fund designates 37.45% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

Pursuant to Section 871 of the Internal Revenue Code, $19,502,257 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to nonresident alien shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2008, the total amount of foreign taxes expected to be passed through to shareholders was $1,511,614 on foreign source income of $17,332,671. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2008 will be reported in conjunction with Form 1099-DIV.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Emerging Markets Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

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ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

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ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive

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ADDITIONAL INFORMATION (unaudited) continued

such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

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ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets Index, and performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the three-year period ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five- and ten-year periods ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index, and that the Fund’s Class A shares had performed in the second and third quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were

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ADDITIONAL INFORMATION (unaudited) continued

higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by a majority of the other mutual funds against which the Trustees compared the Fund’s management fee, and noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the

40

ADDITIONAL INFORMATION (unaudited) continued

funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

41

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42

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43

TRUSTEES AND OFFICERS

TRUSTEES[1] Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

44

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

45

564341 rv6 12/2008

Evergreen Global Large Cap Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
23	STATEMENT OF ASSETS AND LIABILITIES
24	STATEMENT OF OPERATIONS
25	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
34	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
35	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Global Large Cap Equity Fund for the twelve-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both foreign and domestic markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of one percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to just 1.00%. In

1

LETTER TO SHAREHOLDERS continued

November 2008, the federal government provided U.S.-based Citigroup with a second massive capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. The European Commission, meanwhile, announced a $256 billion stimulus program for the Continent. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 11/1/1995

Class inception date	Class A 6/3/1996	Class B 6/3/1996	Class C 6/3/1996	Class I 11/1/1995

Nasdaq symbol	EAGLX	EBGLX	ECGLX	EYGLX

Average annual return*

1-year with sales charge	-45.91%	-45.47%	-43.53%	N/A

1-year w/o sales charge	-42.61%	-43.06%	-43.05%	-42.49%

5-year	-1.22%	-1.06%	-0.75%	0.25%

10-year	-1.04%	-1.18%	-1.17%	-0.18%

Maximum sales charge	5.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Global Large Cap Equity Fund Class A shares versus a similar investment in the Morgan Stanley Capital International World Free Index (MSCI World Free) and the Consumer Price Index (CPI).

The MSCI World Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

All data is as of October 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -42.61% for the twelve-month period ended October 31, 2008, excluding any applicable sales charges. During the same period, the MSCI World Free returned -41.85%.

The fund’s objective is to seek to provide shareholders with long-term growth of capital.

Investors in equity markets throughout the world faced an increasingly difficult environment during the fiscal year. Against a backdrop that included frozen credit markets, slowing global growth, high currency volatility, bankruptcies of major corporations and unprecedented government interventions, the MSCI World Free dropped precipitously. All countries included in the index fell sharply in U.S. dollar terms. The fund’s strategy is to invest in a full spectrum of value- and growth-oriented companies selected from its global developed markets benchmark. We use a disciplined stock selection process based on proprietary research and analysis of company fundamentals and market data. The process is principally quantitative and objective in nature, searching for stocks that that are attractive on the basis of valuation, quality, and sentiment. Risk is explicitly managed with both state-of-the-art tools and traditional-style research to help ensure a well-diversified portfolio highly reflective of the benchmark. This process is geared towards adding value relative to the benchmark through stock selection, with no active view on individual sector or country performance. The currency exposure of the portfolio reflects that of the underlying benchmark and currency hedging is not part of the investment process.

From the sector perspective, stock selection added the most value in Health Care and Telecommunication Services. Among Health Care holdings, Baxter International, a global health care products company based in the United States, continued to demonstrate strong operating results and helped support fund performance. Broad stock selection in Telecommunication Services was strong, and no individual name was disproportionately responsible for contributing to relative performance. The best relative performer in the portfolio was actually from the financials sector: Swiss-based re-insurer ACE, Ltd., which weathered the credit storm better than its peers. From the country perspective, two other successful holdings were both U.S.-based: banking corporation Wells Fargo and discount retailer Wal-Mart. Overall, stock selection within the United States and Australia were beneficial to the portfolio.

Consistent with the strategy’s strong risk-control disciplines and its focus on bottom-up stock selection, sector allocations neither added to nor detracted from performance. Sector neutrality was largely the case during the period, with the exception of a modest underweight in financials. Our decision to underweight Financials was a risk-controlled decision following the deterioration of the credit markets and it contributed slightly to performance.

Stock selections in the Industrials and Materials sectors tended to hold back results relative to the benchmark. Our overweight in Industrials company Orient Overseas, a

6

PORTFOLIO MANAGER COMMENTARY continued

Hong Kong-based specialist in container shipping, suffered as investors worried about the slowing global economy and its impact on shipping demand. In addition, our position in ThyssenKrupp, a German industrial conglomerate in the Materials sector, detracted from performance as investors fled from commodities-focused companies. The biggest detractor across the portfolio was the underweight in German auto manufacturer Volkswagen, whose stock spiked following a buyout attempt by Porsche. Overall, stock selection from a country perspective was the least beneficial for the portfolio within Germany and the Netherlands.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$640.49	$6.64
Class B	$1,000.00	$637.87	$9.72
Class C	$1,000.00	$638.13	$9.72
Class I	$1,000.00	$641.50	$5.61
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.04	$8.16
Class B	$1,000.00	$1,013.27	$11.94
Class C	$1,000.00	$1,013.27	$11.94
Class I	$1,000.00	$1,018.30	$6.90

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C and 1.36% for Class I), multiplied by the average account value over the period, multiplied by 184 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$21.46	$19.18	$16.07	$14.31	$13.43

Income from investment operations
Net investment income (loss)	0.21	0.19 [1]	0.13 [1]	0.08 [1]	0 [1]
Net realized and unrealized gains or losses on investments	(8.15)	3.57	3.10	1.68	0.88

Total from investment operations	(7.94)	3.76	3.23	1.76	0.88

Distributions to shareholders from
Net investment income	(0.21)	(0.13)	(0.12)	0	0
Net realized gains	(2.87)	(1.35)	0	0	0

Total distributions to shareholders	(3.08)	(1.48)	(0.12)	0	0

Net asset value, end of period	$10.44	$21.46	$19.18	$16.07	$14.31

Total return[2]	(42.61)%	20.89%	20.23%	12.30%	6.55%

Ratios and supplemental data
Net assets, end of period (thousands)	$53,600	$110,031	$100,122	$95,782	$102,417
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.61%	1.64%	1.83%	1.84%	1.93%
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.82%	1.92%	1.96%	2.00%
Net investment income (loss)	1.45%	0.97%	0.73%	0.54%	(0.03)%
Portfolio turnover rate	25%	43%	43%	53%	99%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$19.91	$17.90	$14.99	$13.44	$12.70

Income from investment operations
Net investment income (loss)	0.09 [1]	0.04 [1]	0 [1]	(0.02)[1]	(0.10)[1]
Net realized and unrealized gains or losses on investments	(7.53)	3.32	2.91	1.57	0.84

Total from investment operations	(7.44)	3.36	2.91	1.55	0.74

Distributions to shareholders from
Net realized gains	(2.87)	(1.35)	0	0	0

Net asset value, end of period	$9.60	$19.91	$17.90	$14.99	$13.44

Total return[2]	(43.06)%	20.00%	19.41%	11.53%	5.83%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,038	$9,384	$16,703	$24,803	$38,982
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.36%	2.36%	2.53%	2.54%	2.64%
Expenses excluding waivers/reimbursements and expense reductions	2.58%	2.52%	2.62%	2.66%	2.71%
Net investment income (loss)	0.64%	0.23%	(0.01)%	(0.16)%	(0.78)%
Portfolio turnover rate	25%	43%	43%	53%	99%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$19.87	$17.86	$14.96	$13.42	$12.68

Income from investment operations
Net investment income (loss)	0.10	0.05 [1]	0 [1]	(0.02)[1]	(0.10)[1]
Net realized and unrealized gains or losses on investments	(7.49)	3.31	2.90	1.56	0.84

Total from investment operations	(7.39)	3.36	2.90	1.54	0.74

Distributions to shareholders from
Net investment income	(0.07)	0	0	0	0
Net realized gains	(2.87)	(1.35)	0	0	0

Total distributions to shareholders	(2.94)	(1.35)	0	0	0

Net asset value, end of period	$9.54	$19.87	$17.86	$14.96	$13.42

Total return[2]	(43.05)%	20.04%	19.39%	11.48%	5.84%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,478	$17,676	$17,484	$19,125	$24,631
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.36%	2.36%	2.53%	2.54%	2.64%
Expenses excluding waivers/reimbursements and expense reductions	2.58%	2.52%	2.62%	2.66%	2.71%
Net investment income (loss)	0.69%	0.25%	0.01%	(0.16)%	(0.76)%
Portfolio turnover rate	25%	43%	43%	53%	99%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$22.09	$19.70	$16.51	$14.66	$13.71

Income from investment operations
Net investment income (loss)	0.27 [1]	0.26 [1]	0.18 [1]	0.13 [1]	0.04 [1]
Net realized and unrealized gains or losses on investments	(8.44)	3.67	3.19	1.72	0.91

Total from investment operations	(8.17)	3.93	3.37	1.85	0.95

Distributions to shareholders from
Net investment income	(0.27)	(0.19)	(0.18)	0	0
Net realized gains	(2.87)	(1.35)	0	0	0

Total distributions to shareholders	(3.14)	(1.54)	(0.18)	0	0

Net asset value, end of period	$10.78	$22.09	$19.70	$16.51	$14.66

Total return	(42.49)%	21.26%	20.57%	12.62%	6.93%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,097	$2,897	$3,112	$3,424	$4,156
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.36%	1.36%	1.53%	1.54%	1.64%
Expenses excluding waivers/reimbursements and expense reductions	1.58%	1.52%	1.62%	1.66%	1.71%
Net investment income (loss)	1.66%	1.27%	1.02%	0.83%	0.25%
Portfolio turnover rate	25%	43%	43%	53%	99%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

October 31, 2008

	Country	Shares	Value

COMMON STOCKS 97.3%
CONSUMER DISCRETIONARY 8.0%
Auto Components 0.3%
Aisin Seiki Co., Ltd.	Japan	3,900	$67,953
Denso Corp.	Japan	4,900	97,010

			164,963

Automobiles 1.7%
Daimler AG	Germany	6,952	239,662
Toyota Motor Corp.	Japan	22,200	877,389

			1,117,051

Hotels, Restaurants & Leisure 1.1%
Compass Group plc	United Kingdom	52,057	244,379
Darden Restaurants, Inc. ρ	United States	6,606	146,455
McDonald’s Corp.	United States	5,895	341,498

			732,332

Household Durables 0.3%
Makita Corp. ρ	Japan	11,000	205,494

Media 2.5%
Omnicom Group, Inc.	United States	4,919	145,307
Singapore Press Holdings, Ltd. ρ	Singapore	91,000	197,893
Thomson Reuters Corp. ρ	Canada	10,000	236,500
Time Warner, Inc. ρ	United States	24,836	250,595
Viacom, Inc., Class B * ρ	United States	8,604	173,973
Vivendi SA	France	16,479	430,330
Walt Disney Co. ρ	United States	9,743	252,344

			1,686,942

Specialty Retail 1.5%
Aoyama Trading Co., Ltd. ρ	Japan	12,000	139,109
AutoZone, Inc. ρ *	United States	1,944	247,452
Best Buy Co., Inc. ρ	United States	5,568	149,278
Gap, Inc. ρ	United States	13,212	170,963
H&M Hennes & Mauritz AB, Class B	Sweden	7,971	288,315

			995,117

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc. ρ *	United States	5,554	114,412
Nike, Inc., Class B ρ	United States	4,670	269,132

			383,544

CONSUMER STAPLES 12.1%
Beverages 2.1%
Asahi Breweries, Ltd.	Japan	23,000	384,548
Coca-Cola Enterprises, Inc. ρ	United States	11,052	111,073
Diageo plc	United Kingdom	20,812	319,892
InBev ρ	Belgium	4,814	193,778

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Beverages continued
Molson Coors Brewing Co., Class B ρ	United States	4,432	$165,580
PepsiCo, Inc.	United States	4,233	241,323

			1,416,194

Food & Staples Retailing 3.2%
Koninklijke Ahold NV	Netherlands	25,215	267,417
Kroger Co.	United States	12,623	346,628
Wal-Mart Stores, Inc.	United States	15,624	871,975
Walgreen Co. ρ	United States	5,242	133,461
William Morrison Supermarkets plc	United Kingdom	58,486	250,755
Woolworths, Ltd.	Australia	13,436	248,838

			2,119,074

Food Products 2.2%
Archer Daniels Midland Co. ρ	United States	7,632	158,211
Bunge, Ltd.	Bermuda	2,442	93,797
Nestle SA	Switzerland	29,929	1,165,059

			1,417,067

Household Products 2.1%
Procter & Gamble Co. ρ	United States	16,339	1,054,519
Reckitt Benckiser Group plc	United Kingdom	7,242	305,450

			1,359,969

Tobacco 2.5%
Altria Group, Inc.	United States	11,608	222,757
British American Tobacco plc ρ	United Kingdom	22,931	631,937
Japan Tobacco, Inc.	Japan	90	320,388
Philip Morris International, Inc.	United States	11,608	504,600

			1,679,682

ENERGY 12.2%
Energy Equipment & Services 1.1%
ENSCO International, Inc. ρ	United States	7,595	288,686
Inpex Holdings, Inc.	Japan	15	87,449
National Oilwell Varco, Inc. ρ *	United States	4,968	148,494
Noble Corp. ρ	Cayman Islands	6,750	217,417

			742,046

Oil, Gas & Consumable Fuels 11.1%
Apache Corp.	United States	2,911	239,663
BP plc	United Kingdom	67,655	561,053
Chevron Corp.	United States	11,932	890,127
ConocoPhillips	United States	6,158	320,339
EnCana Corp.	Canada	9,500	484,737
ENI SpA	Italy	37,374	889,132

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Exxon Mobil Corp.	United States	23,371	$1,732,258
Marathon Oil Corp.	United States	4,380	127,458
Nexen, Inc.	Canada	9,000	143,550
Noble Energy, Inc. ρ	United States	3,206	166,135
OMV AG	Austria	4,281	137,403
Petro-Canada	Canada	10,000	251,167
Repsol YPF SA	Spain	9,679	184,270
Royal Dutch Shell plc, Class B	United Kingdom	35,232	944,959
StatoilHydro ASA ρ	Norway	13,178	264,797

			7,337,048

FINANCIALS 17.8%
Capital Markets 1.9%
BlackRock, Inc. ρ	United States	711	93,383
Chuo Mitsui Trust Holdings, Inc.	Japan	31,000	122,247
Daiwa Securities Group, Inc.	Japan	36,300	202,136
Deutsche Bank AG	Germany	6,544	248,190
Goldman Sachs Group, Inc.	United States	2,984	276,020
Morgan Stanley ρ	United States	8,663	151,342
State Street Corp.	United States	3,474	150,598

			1,243,916

Commercial Banks 7.4%
Australia & New Zealand Banking Group, Ltd.	Australia	27,009	313,673
Banco Santander Central Hispano SA ρ	Spain	26,824	289,675
BNP Paribas SA	France	8,404	609,079
BOC Hong Kong Holdings, Ltd.	Hong Kong	252,000	282,282
Canadian Imperial Bank of Commerce	Canada	3,050	138,928
Credit Agricole SA	France	6,804	99,042
Dexia SA ρ	Belgium	18,475	98,304
Hang Seng Bank, Ltd. ρ	Hong Kong	16,700	207,024
HBOS plc	United Kingdom	40,546	66,314
HSBC Holdings plc	United Kingdom	14,937	179,906
Intesa Sanpaolo SpA	Italy	52,134	154,607
Mitsubishi UFJ Financial Group, Inc. ρ	Japan	29,000	179,036
Mizuho Financial Group, Inc. ρ	Japan	37	88,841
National Bank of Canada	Canada	6,000	226,050
Nordea Bank AB	Sweden	30,552	245,404
Royal Bank of Canada ρ	Canada	12,900	503,530
Royal Bank of Scotland Group plc	United Kingdom	109,400	121,078
Sumitomo Mitsui Financial Group, Inc. ρ	Japan	27	109,896
Sumitomo Trust & Banking Co., Ltd.	Japan	50,000	233,118
Wells Fargo & Co. ρ °	United States	22,807	776,578

			4,922,365

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 2.8%
ASX, Ltd.	Australia	6,310	$126,099
Bank of America Corp.	United States	20,382	492,633
Citigroup, Inc. ρ	United States	10,997	150,109
ING Groep NV	Netherlands	16,766	154,766
JPMorgan Chase & Co.	United States	20,072	827,970
Swiss Life Holding AG	Switzerland	971	87,857

			1,839,434

Insurance 4.5%
ACE, Ltd.	Switzerland	11,005	631,247
Aegon NV	Netherlands	18,899	77,304
Allianz SE	Germany	1,890	141,313
American International Group, Inc. ρ	United States	3,979	7,600
Aviva plc	United Kingdom	34,678	208,670
AXA SA	France	12,105	232,892
CNP Assurances	France	2,749	221,138
MetLife, Inc. ρ	United States	8,183	271,839
Millea Holdings, Inc.	Japan	7,300	228,285
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	2,051	267,897
Old Mutual plc	United Kingdom	170,391	139,051
Travelers Companies, Inc.	United States	12,588	535,619

			2,962,855

Real Estate Investment Trusts (REITs) 1.0%
Corio NV	Netherlands	4,767	256,805
Host Hotels & Resorts, Inc. ρ	United States	15,022	155,327
Nippon Building Fund, Inc.	Japan	15	145,809
Simon Property Group, Inc. ρ	United States	1,969	131,982

			689,923

Real Estate Management & Development 0.2%
Wharf Holdings, Ltd.	Hong Kong	73,000	143,369

HEALTH CARE 12.5%
Biotechnology 1.7%
Amgen, Inc. ρ *	United States	7,434	445,223
CSL, Ltd.	Australia	4,035	98,324
Genentech, Inc. ρ *	United States	3,672	304,556
Genzyme Corp. ρ *	United States	3,907	284,742

			1,132,845

Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	United States	8,773	530,679
Becton, Dickinson & Co.	United States	2,292	159,065

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies continued
St. Jude Medical, Inc. *	United States	5,770	$219,433
Terumo Corp.	Japan	7,800	329,641

			1,238,818

Health Care Providers & Services 0.7%
CIGNA Corp.	United States	6,099	99,414
McKesson Corp. ρ	United States	3,926	144,437
WellPoint, Inc. *	United States	6,146	238,895

			482,746

Life Sciences Tools & Services 0.4%
Thermo Fisher Scientific, Inc. *	United States	5,950	241,570

Pharmaceuticals 7.8%
AstraZeneca plc	United Kingdom	10,776	459,737
Bayer AG	Germany	5,104	279,676
Eli Lilly & Co.	United States	6,591	222,908
GlaxoSmithKline plc	United Kingdom	18,440	356,687
Johnson & Johnson ρ	United States	16,938	1,038,977
Novartis AG	Switzerland	10,252	517,942
Novo Nordisk AS	Denmark	4,291	229,315
Pfizer, Inc.	United States	35,420	627,288
Roche Holding AG	Switzerland	2,625	401,261
Sanofi-Aventis SA	France	6,103	383,520
Takeda Pharmaceutical Co., Ltd.	Japan	12,900	651,783

			5,169,094

INDUSTRIALS 8.8%
Aerospace & Defense 2.7%
BAE Systems plc	United Kingdom	49,134	276,996
Boeing Co.	United States	4,990	260,827
General Dynamics Corp.	United States	4,624	278,920
L-3 Communications Holdings, Inc. ρ	United States	4,664	378,577
Lockheed Martin Corp.	United States	2,830	240,691
Northrop Grumman Corp.	United States	6,803	318,993

			1,755,004

Commercial Services & Supplies 0.1%
R.R. Donnelley & Sons Co. ρ	United States	5,669	93,935

Construction & Engineering 0.4%
Skanska AB, B shares	Sweden	25,912	228,265

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 0.8%
Alstom SA	France	4,718	$234,120
Mitsubishi Electric Corp.	Japan	23,000	142,113
Vestas Wind Systems AS	Denmark	3,767	154,796

			531,029

Industrial Conglomerates 1.4%
General Electric Co.	United States	28,262	551,392
Koninklijke Philips Electronics NV ρ	Netherlands	11,029	203,294
Siemens AG ρ	Germany	2,563	153,096

			907,782

Machinery 1.4%
Amada Co., Ltd.	Japan	29,000	135,701
Caterpillar, Inc.	United States	4,121	157,298
Eaton Corp.	United States	4,703	209,754
MAN AG	Germany	2,863	140,705
Paccar, Inc. ρ	United States	7,392	216,142
Terex Corp. * ρ	United States	2,653	44,279

			903,879

Marine 0.4%
Nippon Yusen Kabushiki Kaisha	Japan	40,000	192,240
Pacific Basin Shipping, Ltd.	Bermuda	178,000	93,146

			285,386

Professional Services 0.2%
Manpower, Inc. ρ	United States	3,937	122,559

Road & Rail 0.6%
CSX Corp. ρ	United States	9,016	412,211

Trading Companies & Distributors 0.8%
Mitsui & Co., Ltd.	Japan	27,000	260,206
Sumitomo Corp.	Japan	33,000	296,687

			556,893

INFORMATION TECHNOLOGY 11.2%
Communications Equipment 1.4%
Cisco Systems, Inc. *	United States	16,656	295,977
Corning, Inc.	United States	6,996	75,767
Nokia Corp.	Finland	28,503	434,058
QUALCOMM, Inc.	United States	2,911	111,375

			917,177

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 3.1%
Apple, Inc. ρ *	United States	2,865	$308,245
Hewlett-Packard Co.	United States	14,456	553,376
International Business Machines Corp.	United States	8,870	824,644
Seagate Technology, Inc. ρ	Cayman Islands	9,787	66,258
Western Digital Corp. *	United States	6,633	109,445
Wincor Nixdorf AG	Germany	3,670	159,634

			2,021,602

Electronic Equipment & Instruments 0.1%
Jabil Circuit, Inc. ρ	United States	10,993	92,451

Internet Software & Services 1.3%
eBay, Inc. ρ *	United States	12,301	187,836
Google, Inc., Class A *	United States	610	219,210
Open Text Corp. ρ	Canada	7,000	178,267
Tencent Holdings, Ltd. ρ	Cayman Islands	38,000	274,420

			859,733

IT Services 1.0%
Accenture, Ltd., Class A	Bermuda	11,732	387,743
Fujitsu, Ltd.	Japan	44,000	175,545
Logica plc ρ	United Kingdom	105,861	117,676

			680,964

Office Electronics 0.5%
Canon, Inc.	Japan	8,500	293,242
Xerox Corp. ρ	United States	7,374	59,140

			352,382

Semiconductors & Semiconductor Equipment 1.0%
Intel Corp.	United States	15,969	255,504
LSI Corp. *	United States	32,119	123,658
MEMC Electronic Materials, Inc. *	United States	5,464	100,428
National Semiconductor Corp.	United States	8,557	112,696
Tokyo Electron, Ltd. ρ	Japan	2,600	86,174

			678,460

Software 2.8%
Adobe Systems, Inc. *	United States	4,280	114,019
Microsoft Corp.	United States	38,250	854,122
Nintendo Co., Ltd.	Japan	680	215,016
Oracle Corp. *	United States	26,528	485,197
SAP AG	Germany	4,961	176,101

			1,844,455

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS 5.3%
Chemicals 1.9%
Agrium, Inc.	Canada	2,500	$96,188
Air Products & Chemicals, Inc.	United States	2,809	163,287
Akzo Nobel NV ρ	Netherlands	4,105	170,537
BASF AG	Germany	12,058	404,543
E.I. DuPont de Nemours & Co.	United States	7,846	251,072
Eastman Chemical Co. ρ	United States	2,865	115,717
Yara International ASA	Norway	2,272	47,663

			1,249,007

Construction Materials 0.1%
Lafarge SA ρ	France	1,320	86,843

Containers & Packaging 0.2%
Owens-Illinois, Inc. * ρ	United States	5,750	131,560

Metals & Mining 3.1%
Anglo American plc	United Kingdom	12,160	301,349
BHP Billiton plc	United Kingdom	30,107	512,723
Freeport-McMoRan Copper & Gold, Inc. ρ	United States	4,693	136,566
JFE Holdings, Inc.	Japan	7,700	202,374
Kobe Steel, Ltd.	Japan	123,000	198,958
NuCor Corp.	United States	2,702	109,458
Rio Tinto plc	United Kingdom	4,065	190,233
Salzgitter AG	Germany	1,922	126,812
Teck Cominco, Ltd. ρ	Canada	9,400	94,000
ThyssenKrupp AG	Germany	8,415	162,383

			2,034,856

TELECOMMUNICATION SERVICES 5.0%
Diversified Telecommunication Services 3.3%
AT&T, Inc.	United States	24,559	657,444
France Telecom	France	14,446	363,953
Telecom Italia SPA ρ	Italy	76,182	87,555
Telefonica SA	Spain	30,552	564,217
Telus Corp.	Canada	6,240	204,360
Verizon Communications, Inc. ρ	United States	10,340	306,788

			2,184,317

Wireless Telecommunication Services 1.7%
NTT DoCoMo, Inc.	Japan	207	329,253
Rogers Communications, Inc., Class B	Canada	3,500	102,054
Vodafone Group plc	United Kingdom	371,851	718,739

			1,150,046

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
UTILITIES 4.4%
Electric Utilities 3.5%
American Electric Power Co., Inc.	United States	8,960	$292,365
Cheung Kong Infrastructure Holdings, Ltd. ρ	Bermuda	54,000	196,074
E.ON AG	Germany	16,135	614,829
Edison International ρ	United States	7,621	271,231
Enel SpA	Italy	58,250	390,380
Kyushu Electric Power Co., Inc.	Japan	12,500	291,798
Pepco Holdings, Inc. ρ	United States	12,014	248,089

			2,304,766

Multi-Utilities 0.9%
A2A SpA ρ	Italy	81,862	149,443
CenterPoint Energy, Inc.	United States	27,076	311,915
GDF Suez	France	3,759	167,111

			628,469

Total Common Stocks (cost $83,553,324)			64,437,489

PREFERRED STOCKS 0.3%
HEALTH CARE 0.3%
Health Care Equipment & Supplies 0.3%
Fresenius AG, Var. Rate Pfd. (cost $265,623)	Germany	3,141	200,686

	Country	Principal Amount	Value

SHORT-TERM INVESTMENTS 23.6%
U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Bill, 1.23%, 01/22/2009 ß ƒ	United States	$100,000	99,937

	Country	Shares	Value

MUTUAL FUND SHARES 23.4%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 1.58% q ø	United States	487,370	487,370
Navigator Prime Portfolio, 2.71% § ρρ	United States	15,009,187	15,009,187

			15,496,557

Total Short-Term Investments (cost $15,596,299)			15,596,494

Total Investments (cost $99,415,246) 121.2%			80,234,669
Other Assets and Liabilities (21.2%)			(14,021,864)

Net Assets 100.0%			$66,212,805

See Notes to Financial Statements

21

SCHEDULE OF INVESTMENTS continued

October 31, 2008

ρ	All or a portion of this security is on loan.
*	Non-income producing security
°

Investment in non-controlled affiliate. At October 31, 2008, the Fund owned shares of Wells Fargo & Co. with a cost basis of $773,779. The Fund did not earn any income from Wells Fargo & Co. for the period from October 3, 2008 to October 31, 2008.

ß	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	Represents investment of cash collateral received from securities on loan.

The following table shows the percent of total long-term investments by geographic location as of October 31, 2008:

United States	45.9%
Japan	11.3%
United Kingdom	10.7%
Germany	5.1%
France	4.4%
Switzerland	4.3%
Canada	4.1%
Italy	2.6%
Netherlands	1.7%
Spain	1.6%
Australia	1.2%
Bermuda	1.2%
Sweden	1.2%
Hong Kong	1.0%
Cayman Islands	0.9%
Finland	0.7%
Denmark	0.6%
Norway	0.5%
Belgium	0.5%
Singapore	0.3%
Austria	0.2%

100.0%

The following table shows the percent of total long-term investments by sector as of October 31, 2008:

Financials	18.2%
Health Care	13.1%
Energy	12.5%
Consumer Staples	12.4%
Information Technology	11.5%
Industrials	9.0%
Consumer Discretionary	8.2%
Materials	5.4%
Telecommunication Services	5.2%
Utilities	4.5%

100.0%

See Notes to Financial Statements

22

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $98,927,876) including $14,687,104 of securities loaned	$79,747,299
Investments in affiliated money market fund, at value (cost $487,370)	487,370

Total investments	80,234,669
Foreign currency, at value (cost $72,804)	70,782
Receivable for securities sold	1,418,994
Dividends receivable	168,746
Receivable for daily variation margin on open futures contracts	6,581
Receivable for securities lending income	9,104
Prepaid expenses and other assets	7,334

Total assets	81,916,210

Liabilities
Payable for securities purchased	490,401
Payable for Fund shares redeemed	145,972
Payable for securities on loan	15,009,187
Advisory fee payable	2,046
Distribution Plan expenses payable	2,030
Due to other related parties	1,361
Accrued expenses and other liabilities	52,408

Total liabilities	15,703,405

Net assets	$66,212,805

Net assets represented by
Paid-in capital	$82,616,130
Undistributed net investment income	1,067,485
Accumulated net realized gains on investments	1,671,006
Net unrealized losses on investments	(19,141,816)

Total net assets	$66,212,805

Net assets consists of
Class A	$53,600,027
Class B	3,037,700
Class C	8,477,708
Class I	1,097,370

Total net assets	$66,212,805

Shares outstanding (unlimited number of shares authorized)
Class A	5,136,370
Class B	316,487
Class C	889,000
Class I	101,757

Net asset value per share
Class A	$10.44
Class A — Offering price (based on sales charge of 5.75%)	$11.08
Class B	$9.60
Class C	$9.54
Class I	$10.78

See Notes to Financial Statements

23

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $214,596)	$3,127,358
Securities lending	185,049
Income from affiliate	16,515
Interest	1,689

Total investment income	3,330,611

Expenses
Advisory fee	947,052
Distribution Plan expenses
Class A	238,119
Class B	61,415
Class C	134,967
Administrative services fee	108,780
Transfer agent fees	442,983
Trustees’ fees and expenses	2,539
Printing and postage expenses	43,384
Custodian and accounting fees	79,852
Registration and filing fees	63,984
Professional fees	28,361
Other	3,237

Total expenses	2,154,673
Less: Expense reductions	(1,435)
Fee waivers and expense reimbursements	(256,018)

Net expenses	1,897,220

Net investment income	1,433,391

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	2,305,940
Futures contracts	(317,500)
Foreign currency related transactions	(137,318)

Net realized gains on investments	1,851,122
Net change in unrealized gains or losses on investments	(57,062,764)

Net realized and unrealized gains or losses on investments	(55,211,642)

Net decrease in net assets resulting from operations	$(53,778,251)

See Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008		2007

Operations
Net investment income		$1,433,391		$1,146,788
Net realized gains on investments		1,851,122		20,238,067
Net change in unrealized gains or losses on investments		(57,062,764)		4,785,032

Net increase (decrease) in net assets resulting from operations		(53,778,251)		26,169,887

Distributions to shareholders from
Net investment income
Class A		(1,243,626)		(705,018)
Class C		(67,335)		0
Class I		(38,189)		(30,810)
Net realized gains
Class A		(14,573,976)		(6,995,629)
Class B		(1,304,181)		(1,214,530)
Class C		(2,505,391)		(1,287,435)
Class I		(347,687)		(213,590)

Total distributions to shareholders		(20,080,385)		(10,447,012)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	101,299	1,590,338	145,881	2,864,861
Class B	36,945	547,660	69,661	1,271,768
Class C	51,789	633,210	28,918	526,105
Class I	5,032	64,404	1,011	20,229

		2,835,612		4,682,963

Net asset value of shares issued in reinvestment of distributions
Class A	872,922	15,155,420	399,631	7,389,541
Class B	74,381	1,181,165	67,789	1,161,897
Class C	149,220	2,364,639	69,362	1,186,784
Class I	15,250	273,889	9,579	182,366

		18,975,113		9,920,588

Automatic conversion of Class B shares to Class A shares
Class A	101,914	1,623,114	358,561	6,948,974
Class B	(110,443)	(1,623,114)	(385,098)	(6,948,974)

		0		0

Payment for shares redeemed
Class A	(1,067,010)	(15,846,414)	(997,149)	(19,663,711)
Class B	(155,778)	(2,196,643)	(214,350)	(3,898,669)
Class C	(201,675)	(2,869,685)	(187,544)	(3,421,403)
Class I	(49,666)	(814,696)	(37,425)	(776,436)

		(21,727,438)		(27,760,219)

Net increase (decrease) in net assets resulting from capital share transactions		83,287		(13,156,668)

Total increase (decrease) in net assets		(73,775,349)		2,566,207
Net assets
Beginning of period		139,988,154		137,421,947

End of period		$66,212,805		$139,988,154

Undistributed net investment income		$1,067,485		$1,328,693

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Global Large Cap Equity Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are

26

NOTES TO FINANCIAL STATEMENTS continued

valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

27

NOTES TO FINANCIAL STATEMENTS continued

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after October 31, 2004.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, passive foreign investment companies and dividends paid through share redemptions. During the year ended October 31, 2008, the following amounts were reclassified:

Paid-in capital	$264,201
Undistributed net investment income	(345,449)
Accumulated net realized gains on investments	81,248

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.87% and declining to 0.70% as average daily net assets increase. For the year ended October 31, 2008, the advisory fee was equivalent to 0.87% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction

28

NOTES TO FINANCIAL STATEMENTS continued

that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $237,803 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $18,215.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.41% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the

29

NOTES TO FINANCIAL STATEMENTS continued

distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended October 31, 2008, EIS received $1,487 from the sale of Class A shares and $10,516 and $269 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $26,627,432 and $44,457,141, respectively, for the year ended October 31, 2008.

At October 31, 2008, the Fund had long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at October 31, 2008	Unrealized Gain (Loss)

December 2008	8 S&P 500 Index E-mini	$351,574	$386,920	$35,346
December 2008	3 DJ Euro Stoxx 50 Index	99,086	98,950	(136)
December 2008	1 FTSE 100 Index	67,698	70,711	3,013

During the year ended October 31, 2008, the Fund loaned securities to certain brokers. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $14,687,104 and $15,009,187, respectively.

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $99,432,858. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,198,990 and $25,397,179, respectively, with a net unrealized depreciation of $19,198,189.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Depreciation	Temporary Book/ Tax Differences

$1,084,138	$1,723,964	$19,194,774	$(16,653)

30

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies and futures contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2008	2007

Ordinary Income	$1,349,150	$735,828
Long-term Capital Gain	18,731,235	9,711,184

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended October 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

31

NOTES TO FINANCIAL STATEMENTS continued

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities

32

NOTES TO FINANCIAL STATEMENTS continued

affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

13. SUBSEQUENT DISTRIBUTIONS

On December 3, 2008, the Fund declared distributions from long-term capital gains to shareholders of record on December 2, 2008. The per share amounts payable on December 4, 2008 were as follows:

Long-term Capital Gains

Class A	$0.2707
Class B	0.2707
Class C	0.2707
Class I	0.2707

On December 10, 2008, the Fund declared distributions from net investment income to shareholders of record on December 9, 2008. The per share amounts payable on December 11, 2008 were as follows:

Net Investment Income

Class A	$0.1913
Class B	0.0203
Class C	0.0627
Class I	0.2390

These distributions are not reflected in the accompanying financial statements.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Large Cap Equity Fund, a series of the Evergreen International Trust, as of October 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Global Large Cap Equity Fund as of October 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 2, 2009

34

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $18,731,235 for the fiscal year ended October 31, 2008.

For corporate shareholders, 42.74% of ordinary income dividends paid during the fiscal year ended October 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2008, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2008, the total amount of foreign taxes expected to be passed through to shareholders was $204,784 on foreign source income of $3,342,437. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2008 will be reported in conjunction with Form 1099-DIV.

35

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Global Large Cap Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

36

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

37

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive

38

ADDITIONAL INFORMATION (unaudited) continued

such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

39

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index, the Morgan Stanley Capital International World Free Index, and performed in the fifth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees discussed the Fund’s underperformance with representatives of EIMC, and considered EIMC’s explanation of the reasons for the underperformance and the steps being taken to address it. The Trustees concluded that the remedial measures being undertaken by EIMC in light of the Fund’s relative underperformance were at least sufficient to allow the Trustees to continue the advisory agreements.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level

40

ADDITIONAL INFORMATION (unaudited) continued

of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by most of the mutual funds against which the Trustees compared the Fund’s management fee, and also noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

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43

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

45

564342 rv6 12/2008

Evergreen Global Opportunities Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
23	STATEMENT OF ASSETS AND LIABILITIES
24	STATEMENT OF OPERATIONS
25	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
35	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
36	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Global Opportunities Fund for the twelve-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both foreign and domestic markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of one percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to just 1.00%. In

1

LETTER TO SHAREHOLDERS continued

November 2008, the federal government provided U.S.-based Citigroup with a second massive capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. The European Commission, meanwhile, announced a $256 billion stimulus program for the Continent. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

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LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Francis X. Claro, CFA; James M. Tringas, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 3/16/1988

Class inception date	Class A 3/16/1988	Class B 2/1/1993	Class C 2/1/1993	Class I 1/13/1997

Nasdaq symbol	EKGAX	EKGBX	EKGCX	EKGYX

Average annual return*

1-year with sales charge	-47.35%	-47.13%	-45.07%	N/A

1-year w/o sales charge	-44.14%	-44.54%	-44.56%	-43.98%

5-year	5.21%	5.38%	5.70%	6.77%

10-year	8.39%	8.24%	8.24%	9.14%

Maximum sales charge	5.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Global Opportunities Fund Class A shares versus a similar investment in the S&P Developed SmallCap Index (SPDSC), the S&P Developed SmallCap Growth Index (SPDSCG) and the Consumer Price Index (CPI).

The SPDSC and the SPDSCG are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

†	Given recent changes to the fund’s principal investment strategies, the fund believes that the SPDSC is a more appropriate benchmark.

The fund is currently closed to new investors.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -44.14% for the twelve-month period ended October 31, 2008, excluding any applicable sales charges. During the same period, the SPDSC returned -47.15% and SPDSCG returned -47.76%.

The fund’s objective is to seek capital growth.

Investment process

The fiscal year ended October 31, 2008 was an extraordinary period in equity markets globally. Declines have been exceptional, abnormal and some even record-breaking. These declines have left us with valuations at depressed levels, with some stocks beginning to look attractive and to provide worthwhile investment opportunities.

The market declines which had picked up steam in the second half of 2007 turned into avalanches during the fiscal year ended October 31, 2008. The major global equity indexes experienced falls ranging from 35% to 56%. The last three months of the fiscal year showed the heaviest declines exceeding 30% across the board, with October 2008 proving to be the worst single month on record. Additionally, volatility was at extreme levels during the period. What started as a problem in the U.S. subprime housing market has developed into a global financial crisis of unprecedented proportions. The breadth and depth of this crisis and its ripple effects across other sectors and industries have driven the major global economies into recession, as confirmed by the Organization for Economic Co-operation and Development (OECD). By the end of the fiscal year, the impact of heightened liquidity fear, balance sheet decay and counterparty distrust in Financials had spread across the markets as a whole, as concerns for global economic growth rose sharply. In response, oil and other commodity prices took a steep tumble.

As one would expect in this environment, no sector, market or capitalization group escaped the downturn, with emerging markets and smaller cap stocks experiencing the larger falls. Emerging markets had appreciated strongly over recent years, in part due to the rapid increase in commodity prices, and, as a result, this group was more vulnerable to the market downturn.

Within this background, we made a switch in assets from the international to the domestic sleeve of the fund during the year in addition to making substantial changes within each sleeve. Internationally, we switched the emphasis and weights in Financials significantly, in large part by reducing and eliminating exposure to banks and real estate companies that have need for capital and moving toward companies with strong capital bases, such as insurers, and companies that have little capital needs, such as stock exchanges. By year-end we had opened a small overweight in the sector. We also made meaningful increases in both Health Care and Consumer Staples, two sectors that typically offer better protection in the current type of environment. The largest geographic change was a substantial increase in Japan, reflecting our view that domestic Japanese companies had been the relative safe haven in the recent turmoil as the yen has been strengthening.

6

PORTFOLIO MANAGER COMMENTARY continued

For the domestic sleeve, there was a portfolio management team change as we moved from a Small-Mid Growth style to a Small-Mid Value style. The selection of our Small-Mid Value team was driven by two events in May: the lead Small-Mid Growth portfolio manager departed the firm, and the performance benchmark for this global strategy shifted during the quarter from growth to core. There were several significant sector weight shifts made in accordance with the new manager’s investment process and market outlook. Our holdings in Financials, Utilities, Consumer Staples and Materials were increased while allocations to Consumer Discretionary, Health Care, Information Technology and Industrials were reduced. Within the Energy sector, more emphasis was placed on the oil and gas companies and less on the equipment and services companies. Our Consumer Discretionary industry emphasis changed as well. We increased exposure to hotels/restaurants/leisure, retail and media companies while simultaneously reducing holdings in diversified services and textiles/apparel.

Contributors to performance

Internationally, Consumer Staples, Information Technology and Consumer Discretionary were the leaders while elevated average cash levels in this weak market environment proved positive. Currency hedges also helped protect values against the impact of the strengthening U.S. dollar. Overweights in Consumer Staples and Information Technology proved positive. In addition, stock outperformance within both sectors helped results, with strong contributions from Sugi Holdings and four new Japanese holdings in Staples. In Information Technology, Japanese software companies Square Enix and Capcom had the largest effect while in Consumer Discretionary, a small underweight and stock outperformance provided strength. The increased weight in Health Care was timely, with that sector also making a positive impact.

Domestically, our fertilizer holding, CF Industries Holdings, continued to produce strong results and rose dramatically, making the Materials sector the strongest contributor. In the Industrials area, truckload shipper Landstar benefited from its asset-less business model and was able to orchestrate solid earnings despite the volatility in fuel prices and a slowing U.S. economy. In Energy, strong stock performance came from Southwest Energy, a beneficiary of rising natural gas prices and new production. Financial stocks were strong contributors as well. Within the group, UnionBanCal was the top performer, as an agreement to sell its remaining publicly held stock to The Bank of Tokyo-Mitsubishi lifted share prices. Brown and Brown, an operator of insurance agencies, was also a strong performer. The company has a lean operating model, so investors have been attracted to the stock on the belief that the company is better positioned to benefit from a recovery than its competitors.

Detractors from performance

Overall, stock selection and underweights in Health Care, Utilities and Energy detracted most from performance, with the last two being the weakest also in the international sleeve. The weakest holding in Utilities was China Gas Holdings, which saw a reversal in

7

PORTFOLIO MANAGER COMMENTARY continued

its valuation level. Greece’s Public Power Corp., a play on rising power prices, weakened on its warning that electricity imports were much higher than expected due to a hot summer and high demand for electricity. Carbon dioxide emissions costs were much higher as well due to the coal/oil based production. The market, however, was in a short-term mode and penalized companies that disappointed. In Energy, producer Premier Oil and oil services company Technip suffered from the impact of the sharp fall in oil prices. Geographically, the major detractors were Europe, led by Spain, France, the Netherlands and Greece; the United Kingdom; and Emerging Markets, principally Taiwan.

Domestically, the portfolio’s most significant detractor overall was a semiconductor company called SiRF Technologies, which fell dramatically after announcing surprisingly disappointing earnings expectations for the first calendar 2008 quarter. We sold the stock. Shares of the global energy merchant Mirant Corp. were down after the company announced lower than expected second-quarter financial results. Shares of Owens-Illinois, a producer of glass containers, have been pressured recently by weakening demand because of declines in the economies of Europe and the United States. We currently believe that Owens-Illinois, under new management, is uncharacteristically cheap, and we have moved the position into the top 10 for the fund.

Imation suffered from severe price competition in their flash memory business. Imation’s strong balance sheet (with no debt), strong free cash flow generation and proactive management should enable the company to regain lost shareholder value over time. We continue to hold the position.

Portfolio management outlook

The strong fiscal and monetary stimulus undertaken by governments across the globe will provide a basis for stabilization in global markets but the path ahead will be slow and not without difficulty. One benefit, however, has surfaced as a consequence of the economic weakness—the decline in commodity prices leading to a decline in inflation. Inflation, which was one of the risks facing authorities, will no longer be a limiting factor to growth or to the loosening monetary policy. Indeed, we are more likely to be concerned about deflation and its potentially negative consequences.

The financial markets have clearly lost confidence at every level. As a consequence, each one of the economic agents—financials, companies and consumers—is de-leveraging. This process will continue to apply downward pressure on the markets until the phase is completed. The depth and severity of the current cycle has been painful, but global monetary and fiscal stimulus will eventually take effect and economic growth will resume. In its most basic form, corporate profitability is driven by economic growth and it follows that once economic growth recovers, corporate profitability will improve. It is the expectation and reality of this eventual recovery that is the precursor of a more positive equity market.

8

PORTFOLIO MANAGER COMMENTARY continued

With the fall in share values, international valuations are very attractive but given lower earnings visibility, we are balancing opportunity and risk. Our focus internationally is on preservation of capital and positioning for the upturn. Financials may lead us out of the crisis albeit as a downsized sector. Hence, we are seeking selective opportunities to increase Financials while continuing with our strategy of investing in companies that have better earnings visibility and non-cyclical growth characteristics, such as pharmaceuticals and staples. History has shown us that declines such as the ones we have experienced tend to be followed by periods of strong equity performance.

Within the United States, we find long-term valuations currently very attractive, potentially extremely attractive. Given continued market declines, we believe that the market is pricing in a very pessimistic economic outlook. While we acknowledge that the environment is incrementally worse, we also believe that healthy corporate balance sheets, lower commodity prices and fiscal stimulus are positives not adequately appreciated by the equity markets. While maintaining our cautious outlook, we continue to find attractive stocks in the current environment.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$638.17	$6.46
Class B	$1,000.00	$635.86	$9.54
Class C	$1,000.00	$635.67	$9.54
Class I	$1,000.00	$639.07	$5.44
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.24	$7.96
Class B	$1,000.00	$1,013.47	$11.74
Class C	$1,000.00	$1,013.47	$11.74
Class I	$1,000.00	$1,018.50	$6.70

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.57% for Class A, 2.32% for Class B, 2.32% for Class C and 1.32% for Class I), multiplied by the average account value over the period, multiplied by 184 / 366 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$40.22	$32.61	$27.86	$22.21	$19.22

Income from investment operations
Net investment income (loss)	0.04 [1]	(0.03)[1]	(0.02)[1]	(0.18)[1]	(0.15)[1]
Net realized and unrealized gains or losses on investments	(16.97)	10.16	7.02	5.83	3.14

Total from investment operations	(16.93)	10.13	7.00	5.65	2.99

Distributions to shareholders from
Net investment income	0	(0.04)	0	0	0
Net realized gains	(2.09)	(2.48)	(2.25)	0	0

Total distributions to shareholders	(2.09)	(2.52)	(2.25)	0	0

Net asset value, end of period	$21.20	$40.22	$32.61	$27.86	$22.21

Total return[2]	(44.14)%	33.21%	26.78%	25.44%	15.56%

Ratios and supplemental data
Net assets, end of period (thousands)	$214,883	$474,252	$259,898	$139,975	$98,254
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.52%	1.53%	1.67%	1.78%	1.88%
Expenses excluding waivers/reimbursements and expense reductions	1.54%	1.55%	1.67%	1.78%	1.88%
Net investment income (loss)	0.13%	(0.08)%	(0.05)%	(0.68)%	(0.72)%
Portfolio turnover rate	161%	71%	103%	108%	171%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$33.54	$27.73	$24.16	$19.40	$16.91

Income from investment operations
Net investment income (loss)	(0.16)[1]	(0.24)	(0.20)[1]	(0.31)[1]	(0.26)[1]
Net realized and unrealized gains or losses on investments	(13.95)	8.53	6.02	5.07	2.75

Total from investment operations	(14.11)	8.29	5.82	4.76	2.49

Distributions to shareholders from
Net realized gains	(2.09)	(2.48)	(2.25)	0	0

Net asset value, end of period	$17.34	$33.54	$27.73	$24.16	$19.40

Total return[2]	(44.54)%	32.28%	25.92%	24.54%	14.73%

Ratios and supplemental data
Net assets, end of period (thousands)	$39,980	$87,408	$53,681	$32,136	$26,202
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.27%	2.25%	2.36%	2.48%	2.59%
Expenses excluding waivers/reimbursements and expense reductions	2.27%	2.25%	2.36%	2.48%	2.59%
Net investment income (loss)	(0.62)%	(0.82)%	(0.75)%	(1.38)%	(1.45)%
Portfolio turnover rate	161%	71%	103%	108%	171%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$33.72	$27.86	$24.27	$19.48	$16.98

Income from investment operations
Net investment income (loss)	(0.16)[1]	(0.24)[1]	(0.19)[1]	(0.31)[1]	(0.26)[1]
Net realized and unrealized gains or losses on investments	(14.03)	8.58	6.03	5.10	2.76

Total from investment operations	(14.19)	8.34	5.84	4.79	2.50

Distributions to shareholders from
Net realized gains	(2.09)	(2.48)	(2.25)	0	0

Net asset value, end of period	$17.44	$33.72	$27.86	$24.27	$19.48

Total return[2]	(44.56)%	32.28%	25.88%	24.59%	14.72%

Ratios and supplemental data
Net assets, end of period (thousands)	$59,382	$124,831	$61,777	$26,644	$19,316
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.27%	2.25%	2.37%	2.48%	2.59%
Expenses excluding waivers/reimbursements and expense reductions	2.27%	2.25%	2.37%	2.48%	2.59%
Net investment income (loss)	(0.61)%	(0.81)%	(0.73)%	(1.37)%	(1.43)%
Portfolio turnover rate	161%	71%	103%	108%	171%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$41.42	$33.46	$28.46	$22.62	$19.52

Income from investment operations
Net investment income (loss)	0.15 [1]	0.07 [1]	0.09 [1]	(0.09)[1]	(0.10)[1]
Net realized and unrealized gains or losses on investments	(17.57)	10.49	7.16	5.93	3.20

Total from investment operations	(17.42)	10.56	7.25	5.84	3.10

Distributions to shareholders from
Net investment income	0	(0.12)	0	0	0
Net realized gains	(2.09)	(2.48)	(2.25)	0	0

Total distributions to shareholders	(2.09)	(2.60)	(2.25)	0	0

Net asset value, end of period	$21.91	$41.42	$33.46	$28.46	$22.62

Total return	(43.98)%	33.57%	27.19%	25.82%	15.88%

Ratios and supplemental data
Net assets, end of period (thousands)	$36,027	$43,378	$14,931	$5,744	$1,795
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.28%	1.25%	1.37%	1.48%	1.59%
Expenses excluding waivers/reimbursements and expense reductions	1.28%	1.25%	1.37%	1.48%	1.59%
Net investment income (loss)	0.46%	0.20%	0.28%	(0.36)%	(0.48)%
Portfolio turnover rate	161%	71%	103%	108%	171%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

October 31, 2008

	Country	Shares	Value

COMMON STOCKS 92.9%
CONSUMER DISCRETIONARY 10.8%
Auto Components 0.0%
Continental AG	Germany	3,066	$125,993

Hotels, Restaurants & Leisure 4.0%
Compass Group plc	United Kingdom	448,920	2,107,435
Darden Restaurants, Inc. ρ	United States	132,584	2,939,387
Groupe Flo +	France	228,207	778,590
Sodexo SA ρ	France	73,753	3,528,466
Wendy’s/Arby’s Group, Inc. ρ	United States	1,319,625	4,777,043

			14,130,921

Household Durables 0.7%
Snap-On, Inc. ρ	United States	64,300	2,375,885

Media 4.2%
McGraw-Hill Cos.	United States	50,500	1,355,420
Scripps Networks Interactive, Inc., Class A ρ	United States	159,200	4,521,280
Teleperformance	France	203,161	4,377,204
Toho Co., Ltd. ρ	Japan	75,500	1,468,687
Washington Post Co., Class B	United States	7,200	3,072,960

			14,795,551

Multiline Retail 0.7%
Sears Holdings Corp. ρ	United States	39,600	2,286,504

Specialty Retail 0.6%
AnnTaylor Stores Corp.	United States	178,300	2,241,231

Textiles, Apparel & Luxury Goods 0.6%
adidas AG	Germany	32,087	1,120,862
Coach, Inc.	United States	45,000	927,000

			2,047,862

CONSUMER STAPLES 8.3%
Beverages 1.4%
Asahi Breweries, Ltd.	Japan	153,000	2,558,079
Britvic plc	United Kingdom	374,032	1,379,408
Davide Campari Milano SpA	Italy	119,200	832,021

			4,769,508

Food & Staples Retailing 3.4%
FamilyMart Co., Ltd.	Japan	74,800	2,994,998
Lawson, Inc.	Japan	63,100	3,115,960
Sugi Holdings Co., Ltd.	Japan	179,900	4,326,655
Sundrug Co., Ltd. ρ	Japan	86,100	1,567,918

			12,005,531

Food Products 2.7%
Ariake Japan Co., Ltd. ρ	Japan	146,200	2,389,981
Chocoladefabriken Lindt & Sprungli AG ρ	Switzerland	120	261,259

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products continued
Lotte Confectionery Co., Ltd.	South Korea	200	$167,344
Sara Lee Corp.	United States	584,800	6,538,064

			9,356,648

Household Products 0.8%
Uni-Charm Corp.	Japan	39,700	2,840,187

ENERGY 4.8%
Energy Equipment & Services 1.3%
Atwood Oceanics, Inc. *	United States	153,984	4,231,481
Technip SA ρ	France	14,406	430,026

			4,661,507

Oil, Gas & Consumable Fuels 3.5%
Cimarex Energy Co. ρ	United States	92,100	3,726,366
Galp Energia SGPS SA	Portugal	50,005	460,887
Mariner Energy, Inc.	United States	136,500	1,964,235
Newfield Exploration Co. ρ	United States	50,600	1,162,788
Pioneer Natural Resources Co. ρ	United States	64,200	1,786,686
Premier Oil plc ρ	United Kingdom	20,498	245,227
St. Mary Land & Exploration Co. ρ	United States	108,100	2,690,609
Tullow Oil plc	United Kingdom	25,920	219,620

			12,256,418

FINANCIALS 21.4%
Capital Markets 0.6%
ICAP plc	United Kingdom	154,586	772,169
Janus Capital Group, Inc. ρ	United States	108,000	1,267,920

			2,040,089

Commercial Banks 2.7%
Cullen/Frost Bankers, Inc.	United States	110,400	6,179,088
EFG Eurobank Ergasias SA	Greece	34,670	380,812
Marshall & Ilsley Corp. ρ	United States	49,600	894,288
National City Corp. ρ	United States	460,200	1,242,540
Natixis	France	187,646	418,052
Zions Bancorp ρ	United States	10,100	384,911

			9,499,691

Diversified Financial Services 2.9%
ASX, Ltd. ρ	Australia	133,488	2,667,622
Bolsas y Mercados Espanoles SA ρ	Spain	42,506	1,042,672
Deutsche Boerse AG	Germany	52,521	4,187,022
Hellenic Exchanges Holding SA	Greece	267,438	2,362,758

			10,260,074

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 13.0%
AMP, Ltd. ρ	Australia	365,962	$1,337,721
Brown & Brown, Inc. ρ	United States	237,900	4,881,708
CNP Assurances	France	16,808	1,352,089
Everest Re Group, Ltd.	Bermuda	121,900	9,105,930
Fidelity National Financial, Inc.	United States	177,600	1,600,176
Lancashire Holdings plc	Bermuda	297,034	1,646,063
NIPPONKOA Insurance Co., Ltd. ρ	Japan	445,250	2,737,085
QBE Insurance Group, Ltd. ρ	Australia	86,477	1,490,649
Sampo Oyj, Class A	Finland	122,354	2,439,726
SCOR S.E.	France	277,397	4,547,851
Sompo Japan Insurance, Inc.	Japan	399,000	2,848,311
T&D Holdings, Inc.	Japan	61,100	2,356,792
White Mountains Insurance Group, Ltd.	Bermuda	26,480	9,122,360

			45,466,461

Real Estate Management & Development 0.6%
Brookfield Properties Corp.	Canada	165,200	1,666,868
IRSA Inversiones y Representaciones SA, GDR	Argentina	185,393	665,561

			2,332,429

Thrifts & Mortgage Finance 1.6%
People’s United Financial, Inc. ρ	United States	315,859	5,527,532

HEALTH CARE 7.1%
Biotechnology 0.1%
Intercell AG	Austria	17,545	494,541

Health Care Equipment & Supplies 2.5%
Grifols SA ρ	Spain	191,095	3,806,667
Smith & Nephew plc	United Kingdom	140,142	1,288,726
Synthes, Inc.	United States	27,728	3,575,339

			8,670,732

Health Care Providers & Services 0.6%
Rhoen-Klinikum AG	Germany	101,050	2,151,191

Life Sciences Tools & Services 0.6%
Lonza Group AG ρ	Switzerland	27,086	2,251,608

Pharmaceuticals 3.3%
Daiichi Sankyo Co., Ltd.	Japan	57,900	1,187,887
Eisai Co., Ltd.	Japan	14,400	474,568
Endo Pharmaceuticals Holdings, Inc.	United States	102,450	1,895,325
Forest Laboratories, Inc.	United States	110,800	2,573,884
Ipsen	France	53,002	2,005,180
King Pharmaceuticals, Inc. ρ	United States	71,100	624,969

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Ono Pharmaceutical Co., Ltd.	Japan	8,600	$385,738
Shionogi & Co., Ltd.	Japan	109,000	1,854,367
UCB SA	Belgium	16,678	425,898

			11,427,816

INDUSTRIALS 17.3%
Aerospace & Defense 0.5%
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	18,278	382,376
Rockwell Collins Corp. ρ	United States	37,300	1,388,679

			1,771,055

Commercial Services & Supplies 2.7%
Avery Dennison Corp.	United States	68,200	2,388,364
Eurofins Scientific SA ρ	France	55,305	3,093,165
Nissha Printing Co., Ltd. ρ	Japan	36,500	2,019,110
Serco Group plc	United Kingdom	353,680	2,111,917

			9,612,556

Construction & Engineering 2.0%
AMEC plc	United Kingdom	196,516	1,643,083
Ansaldo STS SpA	Italy	85,178	1,089,862
Balfour Beatty plc	United Kingdom	193,677	779,516
KBR, Inc. ρ	United States	71,000	1,053,640
Koninklijke Boskalis Westminster NV	Netherlands	60,816	2,004,393
TAEYOUNG Engineering & Construction	South Korea	130,900	365,626

			6,936,120

Electrical Equipment 1.3%
Belden, Inc. ρ	United States	116,800	2,434,112
Carbone Lorraine SA ρ	France	42,535	1,262,796
Gamesa Corporacion Tecnologica SA	Spain	15,944	261,180
SolarWorld AG ρ	Germany	8,201	207,228
Yingli Green Energy Holding Co., Ltd. ADR	Cayman Islands	47,974	252,823

			4,418,139

Industrial Conglomerates 0.7%
Smiths Group plc *	United Kingdom	193,659	2,499,761

Machinery 3.0%
Charter International plc	United Kingdom	86,443	568,368
Dover Corp.	United States	150,600	4,784,562
Eaton Corp.	United States	101,000	4,504,600
Rocky Mountain Dealerships, Inc. +	Canada	96,604	603,775

			10,461,305

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Marine 0.1%
Dockwise, Ltd.	Bermuda	541,074	$489,186

Professional Services 2.7%
Capita Group plc	United Kingdom	119,183	1,231,505
Experian plc	United Kingdom	439,419	2,426,222
Manpower, Inc.	United States	45,500	1,416,415
Monster Worldwide, Inc. * ρ	United States	303,100	4,316,144

			9,390,286

Road & Rail 4.3%
Arriva plc	United Kingdom	275,397	2,685,337
Con-Way, Inc. ρ	United States	153,000	5,208,120
East Japan Railway Co.	Japan	218	1,553,066
FirstGroup plc	United Kingdom	219,282	1,455,338
National Express Group plc	United Kingdom	236,702	2,191,126
Stagecoach Group plc	United Kingdom	623,947	1,865,650

			14,958,637

INFORMATION TECHNOLOGY 10.1%
Communications Equipment 0.3%
CommScope, Inc. ρ	United States	75,900	1,116,489

Computers & Peripherals 3.0%
Imation Corp. ρ	United States	354,500	4,367,440
Lexmark International, Inc., Class A * ρ	United States	164,600	4,251,618
Logitech International SA ρ	Switzerland	10,563	158,696
Sun Microsystems, Inc. ρ	United States	229,207	1,054,352
Western Digital Corp.	United States	33,400	551,100

			10,383,206

Electronic Equipment & Instruments 0.9%
Ingram Micro, Inc., Class A *	United States	234,200	3,121,886

Internet Software & Services 0.8%
Baidu.com, Inc., ADR ρ	Cayman Islands	7,213	1,485,878
SINA Corp.	Cayman Islands	35,621	1,154,120

			2,639,998

IT Services 2.8%
Computer Sciences Corp.	United States	47,200	1,423,552
Fidelity National Information Services, Inc.	United States	63,400	956,706
Global Payments, Inc. ρ	United States	172,500	6,987,975
Total System Services, Inc. ρ	United States	37,700	517,998

			9,886,231

Office Electronics 0.3%
Neopost ρ	France	14,307	1,195,062

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 0.5%
LSI Corp. ρ	United States	492,400	$1,895,740

Software 1.5%
Capcom Co., Ltd. ρ	Japan	33,600	745,925
Check Point Software Technologies, Ltd. *	Israel	123,100	2,489,082
Square Enix Co., Ltd. ρ	Japan	33,100	848,588
Vanceinfo Technologies, Inc., ADR	Cayman Islands	142,198	1,045,155

			5,128,750

MATERIALS 7.5%
Chemicals 0.7%
Potash Corp. of Saskatchewan, Inc., ADR	Canada	4,604	392,537
Syngenta AG	Switzerland	2,407	448,316
Toray Industries, Inc. ρ	Japan	314,000	1,458,941

			2,299,794

Containers & Packaging 4.4%
Owens-Illinois, Inc. *	United States	295,200	6,754,176
Pactiv Corp. * ρ	United States	228,900	5,392,884
Rexam plc	United Kingdom	522,822	3,180,433

			15,327,493

Metals & Mining 2.4%
Agnico-Eagle Mines, Ltd. ρ	Canada	15,298	422,990
Barrick Gold Corp.	Canada	38,122	866,132
Commercial Metals Co.	United States	176,500	1,959,150
Freeport-McMoRan Copper & Gold, Inc.	United States	6,402	186,298
Goldcorp, Inc., Class A	Canada	41,191	773,704
Lihir Gold, Ltd. ρ	Papua New Guinea	1,103,866	1,414,149
Planmin, Ltd. ρ +	Canada	245,831	186,422
Randgold Resources, Ltd., ADR ρ	United Kingdom	48,854	1,514,963
Salzgitter AG	Germany	7,499	494,776
Sino Gold Mining, Ltd. ρ	Australia	282,486	656,794

			8,475,378

TELECOMMUNICATION SERVICES 1.7%
Diversified Telecommunication Services 1.2%
Belgacom SA	Belgium	43,281	1,478,494
CenturyTel, Inc. ρ	United States	64,160	1,611,058
Embarq Corp.	United States	36,085	1,082,550

			4,172,102

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 0.5%
Rogers Communications, Inc., Class B ρ	Canada	13,300	$387,806
Telephone & Data Systems, Inc.	United States	51,100	1,372,035

			1,759,841

UTILITIES 3.9%
Electric Utilities 2.8%
Mirant Corp. * ρ	United States	178,542	3,128,056
Sechilienne-Sidec	France	58,139	2,227,539
Terna Energy SA	Greece	34,981	163,241
Westar Energy, Inc. ρ	United States	218,300	4,254,667

			9,773,503

Multi-Utilities 1.1%
Ameren Corp.	United States	119,000	3,861,550

Total Common Stocks (cost $445,020,421)			325,589,978

PREFERRED STOCKS 0.9%
HEALTH CARE 0.9%
Health Care Equipment & Supplies 0.9%
Fresenius AG, Var. Rate Pfd. (cost $3,703,378)	Germany	48,892	3,123,820

WARRANTS 0.2%
FINANCIALS 0.2%
Commercial Banks 0.2%
BNP Paribas Arbitrage, Expiring 04/01/2010 * (cost $1,008,788)	Netherlands	282,515	689,478

EXCHANGE TRADED FUND 0.4%
iShares Russell Midcap Value Index Fund ρ (cost $7,433,249)	United States	43,192	1,302,671

SHORT-TERM INVESTMENTS 30.6%
MUTUAL FUND SHARES 30.6%
Evergreen Institutional U.S. Government Money
Market Fund, Class I, 1.58% q ø	United States	22,880,614	22,880,614
Navigator Prime Portfolio, 2.71% § ρρ	United States	84,180,573	84,180,573

Total Short-Term Investments (cost $107,061,187)			107,061,187

Total Investments (cost $564,227,023) 125.0%			437,767,134
Other Assets and Liabilities (25.0%)			(87,494,671)

Net Assets 100.0%			$350,272,463

See Notes to Financial Statements

21

SCHEDULE OF INVESTMENTS continued

October 31, 2008

ρ	All or a portion of this security is on loan.
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of October 31, 2008:

United States	49.0%
Japan	12.0%
United Kingdom	9.1%
France	7.6%
Bermuda	6.2%
Germany	3.5%
Australia	1.9%
Canada	1.6%
Spain	1.5%
Cayman Islands	1.2%
Switzerland	0.9%
Greece	0.9%
Netherlands	0.8%
Israel	0.8%
Finland	0.7%
Italy	0.6%
Belgium	0.6%
Papua New Guinea	0.4%
Argentina	0.2%
South Korea	0.2%
Austria	0.1%
Portugal	0.1%
Brazil	0.1%

100.0%

The following table shows the percent of total long-term investments by sector as of October 31, 2008:

Financials	22.9%
Industrials	18.3%
Consumer Discretionary	11.5%
Information Technology	10.7%
Consumer Staples	8.8%
Health Care	8.5%
Materials	7.9%
Energy	5.8%
Utilities	3.4%
Telecommunication Services	1.8%
Other	0.4%

100.0%

See Notes to Financial Statements

22

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $541,346,409) including $80,611,523 of securities loaned	$414,886,520
Investments in affiliated money market fund, at value (cost $22,880,614)	22,880,614

Total investments	437,767,134
Foreign currency, at value (cost $4,861)	4,911
Receivable for securities sold	3,302,858
Receivable for Fund shares sold	119,562
Dividends receivable	616,889
Receivable for securities lending income	92,779
Unrealized gains on forward foreign currency exchange contracts	7,597,517
Prepaid expenses and other assets	10,989

Total assets	449,512,639

Liabilities
Payable for securities purchased	8,735,826
Payable for Fund shares redeemed	805,379
Unrealized losses on forward foreign currency exchange contracts	5,283,738
Payable for securities on loan	84,180,573
Due to custodian bank	76,962
Advisory fee payable	25,330
Distribution Plan expenses payable	12,456
Due to other related parties	21,815
Accrued expenses and other liabilities	98,097

Total liabilities	99,240,176

Net assets	$350,272,463

Net assets represented by
Paid-in capital	$490,706,576
Undistributed net investment loss	(1,155,971)
Accumulated net realized losses on investments	(15,124,598)
Net unrealized losses on investments	(124,153,544)

Total net assets	$350,272,463

Net assets consists of
Class A	$214,883,103
Class B	39,980,221
Class C	59,382,341
Class I	36,026,798

Total net assets	$350,272,463

Shares outstanding (unlimited number of shares authorized)
Class A	10,134,287
Class B	2,305,851
Class C	3,405,709
Class I	1,644,356

Net asset value per share
Class A	$21.20
Class A — Offering price (based on sales charge of 5.75%)	$22.49
Class B	$17.34
Class C	$17.44
Class I	$21.91

See Notes to Financial Statements

23

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $571,240)	$7,625,735
Securities lending	1,914,024
Income from affiliate	539,002

Total investment income	10,078,761

Expenses
Advisory fee	5,081,077
Distribution Plan expenses
Class A	1,039,293
Class B	705,383
Class C	1,044,903
Administrative services fee	607,365
Transfer agent fees	1,328,284
Trustees’ fees and expenses	12,294
Printing and postage expenses	131,814
Custodian and accounting fees	376,792
Registration and filing fees	99,215
Professional fees	71,111
Other	6,880

Total expenses	10,504,411
Less: Expense reductions	(6,797)
Fee waivers and expense reimbursements	(79,352)

Net expenses	10,418,262

Net investment loss	(339,501)

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities	(14,152,355)
Foreign currency related transactions	(620,253)

Net realized losses on investments	(14,772,608)
Net change in unrealized gains or losses on investments	(296,963,328)

Net realized and unrealized gains or losses on investments	(311,735,936)

Net decrease in net assets resulting from operations	$(312,075,437)

See Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008		2007

Operations
Net investment loss		$(339,501)		$(1,485,940)
Net realized gains or losses on investments		(14,772,608)		45,575,036
Net change in unrealized gains or losses on investments		(296,963,328)		106,777,272

Net increase (decrease) in net assets resulting from operations		(312,075,437)		150,866,368

Distributions to shareholders from
Net investment income
Class A		0		(380,052)
Class I		0		(63,732)
Net realized gains
Class A		(24,640,451)		(19,986,750)
Class B		(5,517,058)		(4,915,097)
Class C		(7,911,811)		(5,704,446)
Class I		(2,860,727)		(1,208,992)

Total distributions to shareholders		(40,930,047)		(32,259,069)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	2,795,798	92,955,636	4,982,146	177,611,058
Class B	571,274	15,887,563	1,227,018	36,647,350
Class C	811,185	22,776,648	1,716,436	51,711,647
Class I	1,214,973	40,354,510	778,923	28,861,782

		171,974,357		294,831,837

Net asset value of shares issued in reinvestment of distributions
Class A	598,738	20,913,907	543,655	17,178,423
Class B	167,146	4,807,112	163,937	4,341,048
Class C	187,014	5,406,565	148,268	3,945,416
Class I	78,698	2,835,506	38,137	1,240,544

		33,963,090		26,705,431

Automatic conversion of Class B shares to Class A shares
Class A	137,195	4,351,689	206,145	7,241,012
Class B	(166,824)	(4,351,689)	(246,300)	(7,241,012)

		0		0

Payment for shares redeemed
Class A	(5,189,602)	(158,263,519)	(1,909,917)	(67,539,797)
Class B	(872,060)	(21,459,593)	(474,501)	(13,919,213)
Class C	(1,294,674)	(31,363,039)	(379,958)	(11,285,585)
Class I	(696,591)	(21,442,376)	(215,958)	(7,817,557)

		(232,528,527)		(100,562,152)

Net increase (decrease) in net assets resulting from capital share transactions		(26,591,080)		220,975,116

Total increase (decrease) in net assets		(379,596,564)		339,582,415
Net assets
Beginning of period		729,869,027		390,286,612

End of period		$350,272,463		$729,869,027

Undistributed (overdistributed) net investment loss		$(1,155,971)		$(18,222)

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Global Opportunities Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective at the close of business on April 15, 2007, shares of the Fund are only available for purchase by existing investors (including retirement plans) holding accounts as of that date either directly with the Fund or through certain financial intermediaries.

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

26

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made

27

NOTES TO FINANCIAL STATEMENTS continued

aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after October 31, 2004.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and passive foreign investment companies. During the year ended October 31, 2008, the following amounts were reclassified:

Paid-in capital	$25,118
Undistributed net investment loss	(798,248)
Accumulated net realized losses on investments	773,130

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.91% and declining to 0.66% as average

28

NOTES TO FINANCIAL STATEMENTS continued

daily net assets increase. For the year ended October 31, 2008, the advisory fee was equivalent to 0.84% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $172 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $79,180.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

29

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2008, the Fund paid brokerage commissions of $50,857 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended October 31, 2008, EIS received $69,135 from the sale of Class A shares and $604, $266,821 and $35,656 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $940,624,327 and $982,713,485, respectively, for the year ended October 31, 2008.

At October 31, 2008, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive		U.S. Value at October 31, 2008	In Exchange for U.S. $	Unrealized Gain (Loss)

11/4/2008	2,165,170	EUR	$2,755,177	$3,070,536	$(315,359)
11/4/2008	3,606,730	EUR	4,589,562	5,189,002	(599,440)
11/4/2008	3,710,000	GBP	5,991,467	6,740,699	(749,232)
11/21/2008	3,322,000	EUR	4,224,324	4,724,548	(500,224)
11/28/2008	2,990,000	GBP	4,821,524	5,428,644	(607,120)
12/5/2008	290,230,000	JPY	2,957,006	2,762,859	194,147
12/5/2008	217,672,000	JPY	2,217,749	2,109,429	108,320
12/5/2008	72,558,000	JPY	739,257	697,868	41,389
12/9/2008	3,929,000	GBP	6,331,805	6,970,832	(639,027)
12/9/2008	3,928,500	GBP	6,330,999	7,031,897	(700,898)
12/9/2008	1,157,500	GBP	1,865,376	2,104,104	(238,728)
12/12/2008	1,713,000	EUR	2,176,948	2,460,725	(283,777)
1/6/2009	12,083,000	EUR	15,351,210	15,457,782	(106,572)
1/6/2009	9,686,000	GBP	15,588,369	15,522,784	65,585

30

NOTES TO FINANCIAL STATEMENTS continued

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver		U.S. Value at October 31, 2008	In Exchange for U.S. $	Unrealized Gain (Loss)

11/4/2008	5,771,900	EUR	$7,344,738	$8,956,200	$1,611,462
11/4/2008	3,710,000	GBP	5,991,466	7,074,562	1,083,096
11/21/2008	3,322,000	EUR	4,224,323	4,859,754	635,431
11/28/2008	2,990,000	GBP	4,821,524	5,460,816	639,292
12/5/2008	580,460,000	JPY	5,914,012	5,370,651	(543,361)
12/9/2008	1,454,000	GBP	2,343,203	2,558,895	215,692
12/9/2008	3,435,000	GBP	5,535,696	6,002,663	466,967
12/9/2008	1,379,000	GBP	2,222,336	2,406,079	183,743
12/9/2008	2,747,000	GBP	4,426,945	4,784,244	357,299
12/12/2008	1,713,000	EUR	2,176,948	2,393,010	216,062
1/6/2009	1,506,000	EUR	1,913,343	2,082,798	169,455
1/6/2009	2,964,000	EUR	3,765,703	3,997,250	231,547
1/6/2009	2,545,000	EUR	3,233,372	3,431,933	198,561
1/6/2009	5,068,000	EUR	6,438,793	6,630,464	191,671
1/6/2009	118,000	GBP	189,906	207,869	17,963
1/6/2009	1,062,000	GBP	1,709,152	1,863,194	154,042
1/6/2009	2,296,000	GBP	3,695,116	3,989,759	294,643
1/6/2009	1,983,000	GBP	3,191,383	3,415,321	223,938
1/6/2009	4,227,000	GBP	6,802,812	7,092,991	290,179
2/4/2009	305,000	GBP	480,189	487,222	7,033

During the year ended October 31, 2008, the Fund loaned securities to certain brokers. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $80,611,523 and $84,222,542, respectively. Of the total value of the collateral received for securities on loan, $41,969 represents the market value of U.S. government agency obligations received as non-cash collateral.

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $570,355,720. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,182,070 and $141,770,656, respectively, with a net unrealized depreciation of $132,588,586.

As of October 31, 2008, the Fund had $8,995,901 in capital loss carryovers for federal income tax purposes expiring in 2016.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2008, the Fund did not participate in the interfund lending program.

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NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$1,083,686	$132,511,647	$8,995,901	($10,251)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, forward contracts and partnership investments. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2008	2007

Ordinary Income	$10,896,669	$4,327,888
Long-term Capital Gain	30,033,378	27,931,181

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended October 31, 2007, the Fund had no borrowings.

32

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

33

NOTES TO FINANCIAL STATEMENTS continued

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

13. SUBSEQUENT DISTRIBUTIONS

On December 10, 2008, the Fund declared distributions from net investment income to shareholders of record on December 9, 2008. The per share amounts payable on December 11, 2008 were as follows:

Net Investment Income

Class A	$0.0807
Class B	No Distribution
Class C	No Distribution
Class I	0.1851

These distributions are not reflected in the accompanying financial statements.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Opportunities Fund, a series of the Evergreen International Trust, as of October 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Global Opportunities Fund as of October 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 2, 2009

35

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $30,033,378 for the fiscal year ended October 31, 2008.

For corporate shareholders, 4.03% of ordinary income dividends paid during the fiscal year ended October 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2008, the Fund designates 66.95% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2008, the total amount of foreign taxes expected to be passed through to shareholders was $487,756 on foreign source income of $8,136,665. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2008 will be reported in conjunction with Form 1099-DIV.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Global Opportunities Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

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ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio

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ADDITIONAL INFORMATION (unaudited) continued

management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the

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ADDITIONAL INFORMATION (unaudited) continued

sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they

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ADDITIONAL INFORMATION (unaudited) continued

were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class B shares (one of the Fund’s oldest share classes) had outperformed the Fund’s benchmark index, the Standard & Poor’s Developed SmallCap Growth Index. The Trustees noted that, for the one- and ten-year periods ended December 31, 2007, the Fund’s Class B shares had performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance, and had outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance for the three- and five-year periods ended December 31, 2007.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid the other mutual funds against which the Trustees compared the Fund’s management fee, and noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

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ADDITIONAL INFORMATION (unaudited) continued

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

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43

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

45

564343 rv6 12/2008

Evergreen International Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
36	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
37	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen International Equity Fund for the twelve-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both foreign and domestic markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of one percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to just 1.00%. In

LETTER TO SHAREHOLDERS continued

November 2008, the federal government provided U.S.-based Citigroup with a second massive capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. The European Commission, meanwhile, announced a $256 billion stimulus program for the Continent. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Francis X. Claro, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/6/1979

Class inception date	Class A 1/20/1998	Class B 9/6/1979	Class C 3/6/1998	Class I 3/9/1998	Class R 10/10/2003

Nasdaq symbol	EKZAX	EKZBX	EKZCX	EKZYX	EKZRX

Average annual return*

1-year with sales charge	-48.60%	-48.26%	-46.33%	N/A	N/A

1-year w/o sales charge	-45.46%	-45.86%	-45.85%	-45.26%	-45.52%

5-year	2.68%	2.87%	3.17%	4.24%	3.69%

10-year	2.37%	2.27%	2.27%	3.31%	2.52%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class R prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen International Equity Fund Class A shares versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2008, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -45.46% for the twelve-month period ended October 31, 2008, excluding any applicable sales charges. During the same period, the MSCI EAFE Free returned -46.62%.

The fund seeks long-term capital growth and secondarily, modest income.

Investment process

The fiscal year ended October 31, 2008 was an extraordinary period in equity markets globally. Declines have been exceptional, abnormal and some even record-breaking. These declines have left us with valuations at depressed levels, with some stocks beginning to look attractive and to provide worthwhile investment opportunities.

The market declines which had picked up steam in the second half of 2007 turned into avalanches during the fiscal year ended October 31, 2008. The major global equity indexes experienced falls ranging from 35% to 56%. The last three months of the fiscal year showed the heaviest declines exceeding 30% across the board, with October 2008 proving to be the worst single month on record. Additionally, volatility was at extreme levels during the period. What started as a problem in the U.S. subprime housing market has developed into a global financial crisis of unprecedented proportions. The breadth and depth of this crisis and its ripple effects across other sectors and industries have driven the major global economies into recession, confirmed by the Organization for Economic Co-Operation and Development (OECD). By the end of the fiscal year, the impact of heightened liquidity fear, balance sheet decay and counterparty distrust in Financials had spread across the markets as a whole, as concerns for global economic growth rose sharply. In response, oil and other commodity prices took a steep tumble.

As one would expect in this environment, no sector, market or capitalization group escaped the downturn, with emerging markets and smaller cap stocks experiencing the larger falls. Emerging markets had appreciated strongly over recent years, in part due to the rapid increase in commodity prices, and, as a result, this group was more vulnerable to the market downturn.

During the course of the year, as the market difficulties unfolded, we made significant changes to the portfolio, changes that were driven by a combination of stock-specific issues as well as macro considerations at country and industry levels. We switched the emphasis and weights in Financials significantly, in large part by reducing and eliminating exposure to banks that have need for capital and moving toward companies with strong capital bases, such as insurers, and stock exchanges, which have little capital needs. By year-end we had opened a small overweight in the sector. We increased Health Care sharply by year-end from a small overweight at the outset, and also added to Consumer Staples, which was already modestly overweight. Both sectors typically offer better protection in the current type of environment. The opposite can be said of Industrials and Consumer Discretionary, and both of these sectors saw meaningful reductions in weight, as did Information Technology.

PORTFOLIO MANAGER COMMENTARY continued

The weight changes were more modest when viewed geographically, with the larger increases in Japan, the United Kingdom and Europe. The increased weight in Japan reflected our view that domestic Japanese companies had been the relative safe haven in the recent turmoil as the yen has been strengthening. Within Europe, we had some rotation with Switzerland and Germany seeing the bigger increases and Italy, France, Finland and the Netherlands seeing reductions. Emerging Markets saw the largest cut, leaving only a small residual direct exposure to that group. We eliminated some retail exposure in Italy while in Germany we cut or eliminated a range of companies. These moves reflected our expectation that Europe would fare somewhat worse in the current downturn. The stock activity spanned a range of sectors with the largest reductions in Consumer Discretionary and Industrials in favor of increased weight in Financials, Health Care and Consumer Staples. Within Financials, our strategy was to reduce exposure to banks that had need for capital and to move toward those companies, such as insurers with strong capital bases and stock exchanges, which have little capital needs.

Contributors to performance

Over the year the portfolio return slightly outperformed the benchmark. Positive contributions came from a range of sectors. Our increased allocation to both Health Care and Consumer Staples, two of the three best-performing sectors in the year, was well rewarded, while stock outperformance was the source of the contribution in Financials and Telecommunication Services. Many of the better-performing stocks were the leading global players in their respective sectors. These included Novartis and Roche in Health Care, Munich Reinsurance in Financials, Deutsche Telecom and Telefonica in Telecommunication Services and Unilever and Nestle in Consumer Staples. Other holdings that were additive included some of our new Japanese holdings, Lawson, Uni-Charm and FamilyMart, as well as new Financials Deutsche Boerse and Mitsui Sumitomo Insurance. In a year of significant negative returns in equity markets, cash levels proved positive, as did the currency hedges that were put in place to guard against appreciation in the U.S. dollar.

Detractors from performance

Detracting sectors were fewer in number, and the larger ones were Energy, Utilities and Consumer Discretionary. This was due largely to stock underperformance in all three combined with small underweight positions in the first two, both of which were among the stronger-performing sectors in the year. Within Energy, the equipment and services industry was more affected as falling oil prices impacted capital expenditure on new projects. Within the oil and gas industry, there was a wide disparity in the performance among stocks and some of the portfolio’s holdings in emerging markets, such as Russia and Brazil, were detractors. Similar divergence among stocks also applied in Utilities, a sector covering the Gas, Electric, Water and Multi-utility industries. The underweight position in particular elements of this sector proved detrimental. In Consumer Discretionary, our underweight in outperforming Toyota together with our overweight in disappointing Michelin proved negative. From a geographic perspective, Japan was most

PORTFOLIO MANAGER COMMENTARY continued

detracting due to our underweight to this market earlier in the year, while our exposure to Emerging Markets, which we had trimmed by year-end, also proved negative.

Portfolio management outlook

The strong fiscal and monetary stimulus undertaken by governments across the globe will provide a basis for stabilization in global markets but the path ahead will be slow and not without difficulty. One benefit, however, has surfaced as a consequence of the economic weakness—the decline in commodity prices leading to a decline in inflation. Inflation, which was one of the risks facing authorities, will no longer be a limiting factor to growth or to the loosening monetary policy. Indeed, we are more likely to be concerned about deflation and its potentially negative consequences.

The financial markets have clearly lost confidence at every level. As a consequence, each one of the economic agents—financials, companies and consumers—is de-leveraging. This process will continue to apply downward pressure on the markets until the phase is completed. The depth and severity of the current cycle has been painful, but global monetary and fiscal stimulus will eventually take effect and economic growth will resume. In its most basic form, corporate profitability is driven by economic growth and it follows that once economic growth recovers, corporate profitability will improve. It is the expectation and reality of this eventual recovery that is the precursor of a more positive equity market.

With the fall in share values, international valuations are very attractive but given lower earnings visibility, we are balancing opportunity and risk. Our focus internationally is on preservation of capital and positioning for the upturn. Financials may lead us out of the crisis albeit as a downsized sector. Hence, we are seeking selective opportunities to increase Financials while continuing with our strategy of investing in companies that have better earnings visibility and non-cyclical growth characteristics, such as pharmaceuticals and staples. History has shown us that declines such as the ones we have experienced tend to be followed by periods of strong equity performance.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008, to October 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 604.33	$ 3.91
Class B	$1,000.00	$ 601.63	$ 6.92
Class C	$1,000.00	$ 601.83	$ 6.93
Class I	$1,000.00	$ 605.65	$ 2.95
Class R	$1,000.00	$ 604.00	$ 4.96
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.26	$ 4.93
Class B	$1,000.00	$1,016.49	$ 8.72
Class C	$1,000.00	$1,016.49	$ 8.72
Class I	$1,000.00	$1,021.47	$ 3.71
Class R	$1,000.00	$1,018.95	$ 6.24

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.97% for Class A, 1.72% for Class B, 1.72% for Class C, 0.73% for Class I and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 184 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$12.74	$11.15	$9.65	$8.15	$7.06

Income from investment operations
Net investment income (loss)	0.22 [1]	0.17	0.23 [1]	0.10	0.05 [1]
Net realized and unrealized gains or losses on investments	(5.39)	2.73	1.93	1.50	1.11

Total from investment operations	(5.17)	2.90	2.16	1.60	1.16

Distributions to shareholders from
Net investment income	(0.26)	(0.31)	(0.24)	(0.10)	(0.07)
Net realized gains	(1.17)	(1.00)	(0.42)	0	0

Total distributions to shareholders	(1.43)	(1.31)	(0.66)	(0.10)	(0.07)

Net asset value, end of period	$6.14	$12.74	$11.15	$9.65	$8.15

Total return[2]	(45.46)%	28.72%	23.46%	19.83%	16.60%

Ratios and supplemental data
Net assets, end of period (millions)	$299	$768	$615	$476	$285
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.95%	0.95%	1.02%	1.03%	1.07%
Expenses excluding waivers/reimbursements and expense reductions	0.97%	0.97%	1.02%	1.03%	1.07%
Net investment income (loss)	2.30%	1.71%	2.23%	1.48%	0.68%
Portfolio turnover rate	111%	42%	80%	58%	72%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$12.32	$10.82	$9.38	$7.93	$6.88

Income from investment operations
Net investment income (loss)	0.15 [1]	0.11 [1]	0.16 [1]	0.07	0 [1]
Net realized and unrealized gains or losses on investments	(5.21)	2.62	1.87	1.44	1.08

Total from investment operations	(5.06)	2.73	2.03	1.51	1.08

Distributions to shareholders from
Net investment income	(0.17)	(0.23)	(0.17)	(0.06)	(0.03)
Net realized gains	(1.17)	(1.00)	(0.42)	0	0

Total distributions to shareholders	(1.34)	(1.23)	(0.59)	(0.06)	(0.03)

Net asset value, end of period	$5.92	$12.32	$10.82	$9.38	$7.93

Total return[2]	(45.86)%	27.77%	22.57%	19.05%	15.82%

Ratios and supplemental data
Net assets, end of period (millions)	$30	$70	$70	$57	$47
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.70%	1.67%	1.72%	1.73%	1.77%
Expenses excluding waivers/reimbursements and expense reductions	1.70%	1.67%	1.72%	1.73%	1.77%
Net investment income (loss)	1.59%	0.98%	1.54%	0.80%	(0.04)%
Portfolio turnover rate	111%	42%	80%	58%	72%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$12.31	$10.82	$9.39	$7.94	$6.88

Income from investment operations
Net investment income (loss)	0.15 [1]	0.11 [1]	0.16 [1]	0.07	0 [1]
Net realized and unrealized gains or losses on investments	(5.20)	2.62	1.86	1.43	1.09

Total from investment operations	(5.05)	2.73	2.02	1.50	1.09

Distributions to shareholders from
Net investment income	(0.18)	(0.24)	(0.17)	(0.05)	(0.03)
Net realized gains	(1.17)	(1.00)	(0.42)	0	0

Total distributions to shareholders	(1.35)	(1.24)	(0.59)	(0.05)	(0.03)

Net asset value, end of period	$5.91	$12.31	$10.82	$9.39	$7.94

Total return[2]	(45.85)%	27.76%	22.50%	19.00%	15.92%

Ratios and supplemental data
Net assets, end of period (millions)	$47	$118	$99	$74	$58
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.70%	1.67%	1.72%	1.73%	1.77%
Expenses excluding waivers/reimbursements and expense reductions	1.70%	1.67%	1.72%	1.73%	1.77%
Net investment income (loss)	1.61%	0.98%	1.55%	0.77%	(0.05)%
Portfolio turnover rate	111%	42%	80%	58%	72%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$12.88	$11.26	$9.74	$8.21	$7.11

Income from investment operations
Net investment income (loss)	0.23 [1]	0.23	0.26	0.16 [1]	0.07 [1]
Net realized and unrealized gains or losses on investments	(5.43)	2.73	1.94	1.49	1.13

Total from investment operations	(5.20)	2.96	2.20	1.65	1.20

Distributions to shareholders from
Net investment income	(0.30)	(0.34)	(0.26)	(0.12)	(0.10)
Net realized gains	(1.17)	(1.00)	(0.42)	0	0

Total distributions to shareholders	(1.47)	(1.34)	(0.68)	(0.12)	(0.10)

Net asset value, end of period	$6.21	$12.88	$11.26	$9.74	$8.21

Total return	(45.26)%	29.09%	23.77%	20.29%	16.98%

Ratios and supplemental data
Net assets, end of period (millions)	$795	$2,519	$2,403	$2,006	$1,559
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.69%	0.67%	0.72%	0.73%	0.77%
Expenses excluding waivers/reimbursements and expense reductions	0.69%	0.67%	0.72%	0.73%	0.77%
Net investment income (loss)	2.34%	1.99%	2.52%	1.78%	0.96%
Portfolio turnover rate	111%	42%	80%	58%	72%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS R	2008	2007	2006	2005	2004

Net asset value, beginning of period	$12.55	$11.02	$9.57	$8.00	$6.88

Income from investment operations
Net investment income (loss)	0.19 [1]	0.15	0.21 [1]	0.11 [1]	0.01
Net realized and unrealized gains or losses on investments	(5.29)	2.68	1.90	1.46	1.11

Total from investment operations	(5.10)	2.83	2.11	1.57	1.12

Distributions to shareholders from
Net investment income	(0.25)	(0.30)	(0.24)	0	0
Net realized gains	(1.17)	(1.00)	(0.42)	0	0

Total distributions to shareholders	(1.42)	(1.30)	(0.66)	0	0

Net asset value, end of period	$6.03	$12.55	$11.02	$9.57	$8.00

Total return	(45.52)%	28.40%	23.16%	19.63%	16.28%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,603	$9,107	$4,694	$1,958	$434
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.20%	1.16%	1.22%	1.23%	1.28%
Expenses excluding waivers/reimbursements and expense reductions	1.20%	1.16%	1.22%	1.23%	1.28%
Net investment income (loss)	2.03%	1.49%	2.02%	1.21%	0.89%
Portfolio turnover rate	111%	42%	80%	58%	72%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2008

	Country	Shares	Value

COMMON STOCKS 93.9%
CONSUMER DISCRETIONARY 4.6%
Hotels, Restaurants & Leisure 2.2%
Compass Group plc	United Kingdom	1,622,257	$7,615,614
Sodexo SA	France	382,660	18,307,091

			25,922,705

Media 1.8%
Toho Co., Ltd. ρ	Japan	338,500	6,584,776
Vivendi SA ρ	France	552,160	14,419,021

			21,003,797

Specialty Retail 0.2%
H&M Hennes & Mauritz AB, Class B	Sweden	33,532	1,212,868
Inditex SA	Spain	35,023	1,181,287

			2,394,155

Textiles, Apparel & Luxury Goods 0.4%
adidas AG	Germany	137,504	4,803,284

CONSUMER STAPLES 14.5%
Beverages 1.9%
Asahi Breweries, Ltd. ρ	Japan	563,000	9,413,063
Carlsberg AS	Denmark	17,964	710,037
Diageo plc	United Kingdom	319,697	4,913,926
Heineken NV	Netherlands	99,310	3,345,773
Pernod Ricard SA ρ	France	49,648	3,229,343

			21,612,142

Food & Staples Retailing 4.1%
Carrefour SA ρ	France	91,794	3,872,796
FamilyMart Co., Ltd.	Japan	167,000	6,686,694
Lawson, Inc.	Japan	269,400	13,303,321
Seven & I Holdings Co., Ltd.	Japan	324,761	9,118,839
Sugi Holdings Co., Ltd.	Japan	241,100	5,798,536
Tesco plc	United Kingdom	1,726,282	9,469,025

			48,249,211

Food Products 4.9%
Chocoladefabriken Lindt & Sprungli AG ρ	Switzerland	864	1,881,064
Lotte Confectionery Co., Ltd.	South Korea	3,394	2,839,825
Nestle SA	Switzerland	834,293	32,476,884
Unilever NV ρ	Netherlands	863,643	20,787,057

			57,984,830

Household Products 0.9%
Uni-Charm Corp.	Japan	146,600	10,487,946

Personal Products 1.2%
Shiseido Co., Ltd. ρ	Japan	677,400	13,756,763

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 1.5%
Imperial Tobacco Group plc	United Kingdom	444,991	$12,007,927
Japan Tobacco, Inc.	Japan	800	2,847,894
Swedish Match AB ρ	Sweden	212,603	2,935,748

			17,791,569

ENERGY 5.5%
Energy Equipment & Services 0.4%
Technip SA	France	151,946	4,535,662

Oil, Gas & Consumable Fuels 5.1%
BP plc	United Kingdom	1,839,909	15,258,105
ENI SpA	Italy	338,242	8,046,817
Royal Dutch Shell plc, Class A	United Kingdom	236,966	6,501,281
StatoilHydro ASA	Norway	334,393	6,719,243
Total SA	France	354,743	19,452,833
Woodside Petroleum, Ltd.	Australia	162,832	4,579,003

			60,557,282

FINANCIALS 25.8%
Capital Markets 0.4%
Credit Suisse Group AG	Switzerland	129,193	4,924,269

Commercial Banks 7.3%
Banco Santander Central Hispano SA	Spain	723,405	7,812,131
Barclays plc	United Kingdom	524,529	1,550,140
BNP Paribas SA ρ	France	269,831	19,555,968
Credit Agricole SA	France	517,786	7,537,129
DBS Group Holdings, Ltd.	Singapore	538,000	4,119,391
DnB NOR ASA	Norway	586,328	3,400,546
Greek Postal Savings Bank SA	Greece	37,515	235,614
HSBC Holdings plc – London Exchange	United Kingdom	1,033,997	12,524,286
KBC Group NV	Belgium	122,046	5,276,226
Mitsubishi UFJ Financial Group, Inc.	Japan	357,100	2,204,612
Mizuho Financial Group, Inc. ρ	Japan	721	1,731,194
National Bank of Greece SA	Greece	130,605	2,904,433
Societe Generale	France	48,744	2,672,102
Standard Chartered plc	United Kingdom	304,713	5,076,588
Sumitomo Mitsui Financial Group, Inc. ρ	Japan	962	3,915,552
Svenska Handelsbanken, Ser. A	Sweden	297,170	5,450,498

			85,966,410

Diversified Financial Services 7.0%
ASX, Ltd. ρ	Australia	697,743	13,943,684
Bolsas y Mercados Espanoles SA ρ	Spain	106,092	2,602,437
Compagnie Nationale a Portefeuille	Belgium	43,651	2,353,362
Criteria Caixa Corp. SA	Spain	1,216,586	3,932,173

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services continued
Deutsche Boerse AG	Germany	352,263	$28,082,727
Groupe Bruxelles Lambert SA	Belgium	173,337	12,676,206
Hellenic Exchanges Holding SA	Greece	637,648	5,633,484
ING Groep NV	Netherlands	542,606	5,008,758
Pargesa Holdings SA ρ	Switzerland	100,385	7,820,241

			82,053,072

Insurance 10.9%
Allianz SE ρ	Germany	94,232	7,045,593
Amlin plc	United Kingdom	694,315	3,588,790
AMP, Ltd. ρ	Australia	722,798	2,642,083
AXA SA ρ	France	649,507	12,496,076
CNP Assurances	France	73,749	5,932,604
Mitsui Sumitomo Insurance Group Holdings, Inc.	Japan	515,740	14,734,881
Muenchener Rueckversicherungs-Gesellschaft AG ρ	Germany	240,788	31,451,138
QBE Insurance Group, Ltd. ρ	Australia	293,936	5,066,729
Sampo Oyj, Class A	Finland	361,293	7,204,144
Sompo Japan Insurance, Inc.	Japan	1,885,100	13,457,020
Sony Financial Holdings, Inc.	Japan	4,818	15,916,515
T&D Holdings, Inc.	Japan	235,900	9,099,300

			128,634,873

Real Estate Management & Development 0.2%
IRSA Inversiones y Representaciones SA, GDR *	Argentina	592,726	2,127,886

HEALTH CARE 17.1%
Health Care Equipment & Supplies 2.4%
Grifols SA	Spain	477,234	9,506,638
Smith & Nephew plc	United Kingdom	688,190	6,328,498
Synthes, Inc.	United States	95,066	12,258,120

			28,093,256

Life Sciences Tools & Services 1.7%
Lonza Group AG ρ	Switzerland	248,389	20,648,107

Pharmaceuticals 13.0%
AstraZeneca plc	United Kingdom	403,506	17,214,799
Bayer AG	Germany	71,442	3,914,694
Daiichi Sankyo Co., Ltd.	Japan	466,400	9,568,747
GlaxoSmithKline plc	United Kingdom	633,385	12,251,628
Merck KGaA	Germany	105,430	9,319,797
Novartis AG	Switzerland	701,259	35,428,388
Novo Nordisk AS	Denmark	151,312	8,086,249
Roche Holding AG	Switzerland	253,195	38,703,760
Sanofi-Aventis SA	France	115,305	7,245,898

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Shionogi & Co., Ltd.	Japan	201,300	$3,424,625
Takeda Pharmaceutical Co., Ltd.	Japan	98,200	4,961,638
Teva Pharmaceutical Industries, Ltd., ADR ρ	Israel	57,043	2,446,004

			152,566,227

INDUSTRIALS 6.3%
Aerospace & Defense 1.7%
BAE Systems plc	United Kingdom	2,471,009	13,930,469
Finmeccanica SpA ρ	Italy	243,741	3,018,156
Thales SA ρ	France	74,142	2,971,463

			19,920,088

Electrical Equipment 1.4%
Alstom SA	France	122,948	6,101,014
Mitsubishi Electric Corp. ρ	Japan	466,400	2,881,802
Vestas Wind Systems AS	Denmark	136,809	5,621,838
Yingli Green Energy Holding Co., Ltd. ADR *	Cayman Islands	349,473	1,841,723

			16,446,377

Industrial Conglomerates 0.7%
Smiths Group plc *	United Kingdom	638,242	8,238,464

Professional Services 0.8%
Experian plc	United Kingdom	1,762,609	9,732,123

Road & Rail 1.7%
Central Japan Railway Co.	Japan	1,295	10,622,027
East Japan Railway Co.	Japan	1,221	8,698,592

			19,320,619

INFORMATION TECHNOLOGY 2.6%
Communications Equipment 0.1%
Research In Motion, Ltd. *	Canada	17,773	896,292

Internet Software & Services 0.6%
Baidu.com, Inc., ADR * ρ	Cayman Islands	12,359	2,545,954
SINA Corp. * ρ	Cayman Islands	140,792	4,561,661

			7,107,615

Office Electronics 0.9%
Neopost ρ	France	121,082	10,113,965

Software 1.0%
Nintendo Co., Ltd.	Japan	20,300	6,418,851
Square Enix Co., Ltd. ρ	Japan	214,600	5,501,718

			11,920,569

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS 5.8%
Chemicals 0.4%
Akzo Nobel NV ρ	Netherlands	34,630	$1,438,659
Potash Corp. of Saskatchewan, Inc., ADR	Canada	31,062	2,648,346

			4,087,005

Containers & Packaging 1.2%
Rexam plc	United Kingdom	2,406,257	14,637,752

Metals & Mining 4.2%
Agnico-Eagle Mines, Ltd.	Canada	124,081	3,430,840
Anglo American plc	United Kingdom	160,864	3,986,530
Barrick Gold Corp.	Canada	392,329	8,913,715
BHP Billiton plc	United Kingdom	992,781	16,907,095
Centennial Coal Co., Ltd. ρ	Australia	984,664	2,308,120
Goldcorp, Inc., Class A	Canada	381,118	7,158,666
New World Resources NV, Class A	Netherlands	257,022	1,273,635
Newcrest Mining, Ltd.	Australia	203,026	2,822,776
Randgold Resources, Ltd., ADR	Channel Islands	73,746	2,286,863

			49,088,240

TELECOMMUNICATION SERVICES 10.1%
Diversified Telecommunication Services 9.2%
Belgacom SA	Belgium	334,456	11,425,137
Deutsche Telekom AG	Germany	1,970,294	29,279,699
France Telecom	France	577,137	14,540,406
Hellenic Telecommunications Organization SA	Greece	757,271	10,845,815
Koninklijke KPN NV	Netherlands	1,296,143	18,208,421
Swisscom AG	Switzerland	34,539	10,549,049
Telefonica SA	Spain	694,517	12,825,942

			107,674,469

Wireless Telecommunication Services 0.9%
Vodafone Group plc	United Kingdom	5,413,492	10,463,566

UTILITIES 1.6%
Electric Utilities 0.6%
Electricite de France SA ρ	France	47,945	2,868,218
Endesa SA ρ	Spain	143,671	4,757,897

			7,626,115

Multi-Utilities 1.0%
GDF Suez SA	France	9	400
RWE AG	Germany	139,173	11,552,083

			11,552,483

Total Common Stocks (cost $1,263,433,878)			1,102,939,188

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

PREFERRED STOCKS 2.7%
HEALTH CARE 2.7%
Health Care Equipment & Supplies 2.7%
Fresenius AG, Var. Rate Pfd. (cost $22,483,872)	Germany	496,019	$31,691,774

RIGHTS 0.0%
INDUSTRIALS 0.0%
Aerospace & Defense 0.0%
Finmeccanica SpA *	Italy	578,386	235,519

Industrial Conglomerates 0.0%
GP Bruxelles Lambert *	Belgium	16,633	423

Total Rights (cost $0)			235,942

SHORT-TERM INVESTMENTS 12.2%
MUTUAL FUND SHARES 12.2%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 1.58% q ø	United States	20,512,330	20,512,330
Navigator Prime Portfolio, 2.71% § ρρ	United States	122,792,194	122,792,194

Total Short-Term Investments (cost $143,304,524)			143,304,524

Total Investments (cost $1,429,222,274) 108.8%			1,278,171,428
Other Assets and Liabilities (8.8%)			(103,472,947)

Net Assets 100.0%			$1,174,698,481

ρ	All or a portion of this security is on loan.
*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008

The following table shows the percent of long-term investments by geographic location as of October 31, 2008:

United Kingdom	16.9%
Japan	16.8%
Germany	13.9%
France	13.7%
Switzerland	13.4%
Netherlands	4.4%
Spain	3.8%
Australia	2.8%
Belgium	2.8%
Canada	2.0%
Greece	1.7%
Denmark	1.3%
United States	1.3%
Italy	1.0%
Norway	0.9%
Cayman Islands	0.8%
Sweden	0.8%
Finland	0.6%
Singapore	0.4%
South Korea	0.3%
Argentina	0.2%
Israel	0.2%

100.0%

The following table shows the percent of total long-term investments by sector as of October 31, 2008:

Financials	26.8%
Health Care	20.5%
Consumer Staples	15.0%
Telecommunication Services	10.4%
Industrials	6.5%
Materials	6.0%
Energy	5.7%
Consumer Discretionary	4.8%
Information Technology	2.6%
Utilities	1.7%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $1,408,709,944) including $116,592,716 of securities loaned	$1,257,659,098
Investments in affiliated money market fund, at value (cost $20,512,330)	20,512,330

Total investments	1,278,171,428
Cash	61,618
Foreign currency, at value (cost $42,844,678)	42,222,656
Receivable for securities sold	55,978,721
Receivable for Fund shares sold	837,156
Dividends receivable	3,467,177
Receivable for securities lending income	177,926
Unrealized gains on forward foreign currency exchange contracts	44,315,673
Prepaid expenses and other assets	19,124

Total assets	1,425,251,479

Liabilities
Payable for securities purchased	92,031,338
Payable for Fund shares redeemed	6,651,773
Unrealized losses on forward foreign currency exchange contracts	28,737,860
Payable for securities on loan	122,792,194
Advisory fee payable	43,517
Distribution Plan expenses payable	12,532
Due to other related parties	15,559
Accrued expenses and other liabilities	268,225

Total liabilities	250,552,998

Net assets	$1,174,698,481

Net assets represented by
Paid-in capital	$1,348,568,942
Undistributed net investment income	21,157,711
Accumulated net realized losses on investments	(59,574,616)
Net unrealized losses on investments	(135,453,556)

Total net assets	$1,174,698,481

Net assets consists of
Class A	$298,809,139
Class B	29,756,183
Class C	47,114,322
Class I	795,415,674
Class R	3,603,163

Total net assets	$1,174,698,481

Shares outstanding (unlimited number of shares authorized)
Class A	48,654,776
Class B	5,024,886
Class C	7,969,940
Class I	128,001,189
Class R	597,149

Net asset value per share
Class A	$6.14
Class A — Offering price (based on sales charge of 5.75%)	$6.51
Class B	$5.92
Class C	$5.91
Class I	$6.21
Class R	$6.03

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $8,083,403)	$67,174,792
Securities lending	3,961,200
Income from affiliate	1,259,741

Total investment income	72,395,733

Expenses
Advisory fee	9,508,393
Distribution Plan expenses
Class A	1,513,324
Class B	537,228
Class C	911,468
Class R	32,813
Administrative services fee	2,336,660
Transfer agent fees	1,940,211
Trustees’ fees and expenses	54,302
Printing and postage expenses	146,017
Custodian and accounting fees	1,999,254
Registration and filing fees	78,664
Professional fees	115,432
Interest expense	9,608
Other	47,716

Total expenses	19,231,090
Less: Expense reductions	(30,886)
Fee waivers and expense reimbursements	(120,680)

Net expenses	19,079,524

Net investment income	53,316,209

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(47,591,439)
In-kind redemptions	60,253,588
Foreign currency related transactions	(7,735,997)

Net realized gains on investments	4,926,152
Net change in unrealized gains or losses on investments	(1,246,457,192)

Net realized and unrealized gains or losses on investments	(1,241,531,040)

Net decrease in net assets resulting from operations	$(1,188,214,831)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008		2007

Operations
Net investment income		$53,316,209		$61,360,187
Net realized gains on investments		4,926,152		369,529,721
Net change in unrealized gains or losses on investments		(1,246,457,192)		403,139,692

Net increase (decrease) in net assets resulting from operations		(1,188,214,831)		834,029,600

Distributions to shareholders from
Net investment income
Class A		(17,479,885)		(18,670,017)
Class B		(1,036,163)		(1,563,093)
Class C		(1,880,635)		(2,374,896)
Class I		(61,458,225)		(75,157,310)
Class R		(194,712)		(169,251)
Net realized gains
Class A		(69,140,829)		(55,646,332)
Class B		(6,539,238)		(6,294,981)
Class C		(11,085,467)		(9,216,224)
Class I		(226,795,402)		(209,982,825)
Class R		(834,399)		(513,255)

Total distributions to shareholders		(396,444,955)		(379,588,184)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	10,654,063	105,281,297	16,012,626	179,368,097
Class B	1,094,919	10,170,556	1,248,853	13,441,736
Class C	926,159	9,085,624	1,400,633	15,082,813
Class I	32,947,121	318,532,753	26,965,101	303,853,187
Class R	246,966	2,354,304	470,947	5,233,223

		445,424,534		516,979,056

Net asset value of shares issued in reinvestment of distributions
Class A	6,822,496	75,497,349	6,233,055	66,115,005
Class B	586,814	6,264,771	587,291	6,036,254
Class C	948,968	10,120,104	877,563	9,019,468
Class I	15,644,440	175,225,307	14,470,935	155,035,983
Class R	34,126	371,596	26,405	276,460

		267,479,127		236,483,170

Automatic conversion of Class B shares to Class A shares
Class A	388,105	3,658,862	502,791	5,594,240
Class B	(401,337)	(3,658,862)	(518,261)	(5,594,240)

		0		0

Payment for shares redeemed
Class A	(29,522,638)	(282,610,193)	(17,626,182)	(198,350,369)
Class B	(1,951,456)	(17,139,202)	(2,056,837)	(22,612,011)
Class C	(3,458,292)	(29,355,580)	(1,909,812)	(20,868,268)
Class I	(116,225,336)	(1,105,307,106)	(59,254,247)	(671,404,426)
Class R	(409,444)	(3,718,532)	(197,680)	(2,173,165)

		(1,438,130,613)		(915,408,239)

Net decrease in net assets resulting from capital share transactions		(725,226,952)		(161,946,013)

Total increase (decrease) in net assets		(2,309,886,738)		292,495,403

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,

	2008	2007

Net assets
Beginning of period	$3,484,585,219	$3,192,089,816

End of period	$1,174,698,481	$3,484,585,219

Undistributed net investment income	$21,157,711	$81,939,948

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Equity Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are

NOTES TO FINANCIAL STATEMENTS continued

valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS continued

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after October 31, 2004.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, net realized gains or losses from in-kind redemptions and passive foreign investment companies. During the year ended October 31, 2008, the following amounts were reclassified:

Paid-in capital	$51,343,641
Undistributed net investment income	(32,048,826)
Accumulated net realized losses on investments	(19,294,815)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.36% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA International Equity Fund, increase. For the year ended October 31, 2008, the advisory fee was equivalent to 0.41% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction

NOTES TO FINANCIAL STATEMENTS continued

that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2007, EIMC voluntarily waived its advisory fee in the amount of $562 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $120,118.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets

NOTES TO FINANCIAL STATEMENTS continued

of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended October 31, 2008, EIS received $20,520 from the sale of Class A shares and $188, $114,511 and $6,243 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $2,540,835,751 and $3,039,266,116, respectively, for the year ended October 31, 2008.

At October 31, 2008, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive		U.S. Value at October 31, 2008	In Exchange for U.S. $	Unrealized Gain (Loss)

11/4/2008	33,653,200	EUR	$42,823,676	$48,888,004	$(6,064,328)
11/4/2008	10,780,000	GBP	17,409,167	19,375,433	(1,966,266)
11/21/2008	22,500,000	EUR	28,611,463	31,999,500	(3,388,037)
11/28/2008	12,833,000	GBP	20,693,850	22,786,916	(2,093,066)
11/28/2008	7,473,000	GBP	12,050,584	13,567,979	(1,517,395)
12/5/2008	976,550,000	JPY	9,949,571	9,296,315	653,256
12/5/2008	732,412,000	JPY	7,462,173	7,097,703	364,470
12/5/2008	244,138,000	JPY	2,487,398	2,348,136	139,262
12/9/2008	12,832,500	GBP	20,680,296	22,969,790	(2,289,494)
12/9/2008	2,052,500	GBP	3,307,719	3,679,722	(372,003)
12/9/2008	5,360,000	GBP	8,637,942	9,728,400	(1,090,458)
12/12/2008	23,538,000	EUR	29,913,017	34,167,761	(4,254,744)
1/6/2009	142,244,000	EUR	180,718,161	181,972,749	(1,254,588)
1/6/2009	49,501,000	GBP	79,665,483	79,330,303	335,180

NOTES TO FINANCIAL STATEMENTS continued

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver		U.S. Value at October 31, 2008	In Exchange for U.S. $	Unrealized Gain (Loss)

11/4/2008	33,653,200	EUR	$42,823,676	$52,219,334	$9,395,658
11/4/2008	10,780,000	GBP	17,409,167	21,223,772	3,814,605
11/21/2008	22,500,000	EUR	28,611,463	32,915,250	4,303,787
11/28/2008	20,306,000	GBP	32,744,434	37,086,066	4,341,632
12/5/2008	1,953,100,000	JPY	19,899,142	18,070,873	(1,828,269)
12/9/2008	10,780,000	GBP	17,372,577	18,838,050	1,465,473
12/9/2008	9,465,000	GBP	15,253,380	16,514,532	1,261,152
12/12/2008	11,772,000	EUR	14,960,321	16,445,131	1,484,810
12/12/2008	11,766,000	EUR	14,952,696	16,326,619	1,373,923
1/6/2009	3,276,000	EUR	4,162,093	4,530,708	368,615
1/6/2009	29,484,000	EUR	37,458,833	40,416,667	2,957,834
1/6/2009	21,759,000	EUR	27,644,375	29,344,188	1,699,813
1/6/2009	21,759,000	EUR	27,644,375	29,307,197	1,662,822
1/6/2009	38,149,000	EUR	48,467,543	51,443,927	2,976,384
1/6/2009	18,871,000	EUR	23,975,229	24,688,930	713,701
1/6/2009	8,946,000	EUR	11,365,714	11,128,376	(237,338)
1/6/2009	16,854,000	GBP	27,124,342	29,287,196	2,162,854
1/6/2009	14,783,000	GBP	23,791,334	25,460,761	1,669,427
1/6/2009	10,661,000	GBP	17,157,506	17,889,371	731,865
1/6/2009	7,203,000	GBP	11,592,301	11,133,822	(458,479)
1/28/2009	60,730,000	DKK	10,340,748	10,223,045	(117,703)
1/28/2009	6,937,000	DKK	1,181,192	1,180,766	(426)
1/29/2009	21,280,000	AUD	14,038,708	12,842,480	(1,196,228)
1/29/2009	16,217,000	AUD	10,698,577	10,613,702	(84,875)
1/29/2009	25,000,000	NOK	3,707,032	3,519,392	(187,640)
1/29/2009	25,674,000	NOK	3,806,973	3,771,063	(35,910)
1/29/2009	49,750,000	SEK	6,411,689	6,116,904	(294,785)
1/29/2009	10,355,000	SEK	1,334,533	1,328,705	(5,828)
2/4/2009	34,325,000	EUR	43,248,940	43,573,871	324,931
2/4/2009	14,707,000	EUR	18,530,580	18,644,799	114,219

During the year ended October 31, 2008, the Fund loaned securities to certain brokers. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $116,592,716 and $122,792,194, respectively.

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $1,480,375,467. The gross unrealized appreciation and depreciation on securities based on tax cost was $74,605,987 and $276,810,026, respectively, with a net unrealized depreciation of $202,204,039.

As of October 31, 2008, the Fund had $8,421,423 in capital loss carryovers for federal income tax purposes expiring in 2016.

NOTES TO FINANCIAL STATEMENTS continued

6. IN-KIND TRANSACTION

Effective at the close of business on March 14, 2008, the Fund redeemed assets through an in-kind redemption. The number and value of Class I shares redeemed are reflected as payment for shares redeemed in the Statement of Changes in Net Assests for the year ended October 31, 2008. In the transaction, the Fund distributed securities with a market value of $583,554,080 and cash in the amount of $20,555,315. The Fund realized $60,253,588 of net capital gains resulting from the in-kind redemption. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceed the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital. This reclassification is reflected on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2008, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$36,660,393	$202,041,974	$8,421,423	$(67,457)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies and forward contracts The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2008	2007

Ordinary Income	$82,122,161	$153,137,104
Long-term Capital Gain	314,322,794	226,451,080

NOTES TO FINANCIAL STATEMENTS continued

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

During the year ended October 31, 2008, the Fund had average borrowings outstanding of $243,850 at an average rate of 3.94% and paid interest of $9,608.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short

NOTES TO FINANCIAL STATEMENTS continued

Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement

NOTES TO FINANCIAL STATEMENTS continued

No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

14. SUBSEQUENT DISTRIBUTIONS

On December 10, 2008, the Fund declared distributions from net investment income to shareholders of record on December 9, 2008. The per share amounts payable on December 11, 2008 were as follows:

Net Investment Income

Class A	$0.1891
Class B	0.0966
Class C	0.0861
Class I	0.2229
Class R	0.1583

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen International Equity Fund, a series of the Evergreen International Trust, as of October 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen International Equity Fund as of October 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 2, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $314,322,794 for the fiscal year ended October 31, 2008.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2008, the Fund designates 81.25% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2008, the total amount of foreign taxes expected to be passed through to shareholders was $6,874,079 on foreign source income of $75,112,560. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2008 will be reported in conjunction with Form 1099-DIV.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen International Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees

ADDITIONAL INFORMATION (unaudited) continued

considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of

ADDITIONAL INFORMATION (unaudited) continued

services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive

ADDITIONAL INFORMATION (unaudited) continued

such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and ten-year periods ended December 31, 2007, the Fund’s Class B shares (the Fund’s oldest share class) had outperformed the Fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2007, the Fund’s Class B shares had underperformed the Fund’s benchmark index and performed in the third quintile of mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid

ADDITIONAL INFORMATION (unaudited) continued

by the Fund was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

564345 rv6 12/2008

Evergreen Intrinsic World Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Intrinsic World Equity Fund for the twelve-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both foreign and domestic markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of one percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to just 1.00%. In

1

LETTER TO SHAREHOLDERS continued

November 2008, the federal government provided U.S.-based Citigroup with a second massive capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. The European Commission, meanwhile, announced a $256 billion stimulus program for the Continent. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

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LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

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FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Metropolitan West Capital Management, LLC

Portfolio Managers:

Howard Gleicher, CFA; David M. Graham; Gary W. Lisenbee; Jeffrey Peck

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/30/1996

	Class A	Class B	Class C	Class I
Class inception date	4/30/1996	5/18/2007	5/18/2007	5/18/2007

Nasdaq symbol	EWEAX	EWEBX	EWECX	EWEIX

Average annual return*

1-year with sales charge	-43.56%	-43.38%	-41.11%	N/A

1-year w/o sales charge	-40.11%	-40.57%	-40.55%	-40.01%

5-year	0.79%	1.46%	1.77%	2.04%

10-year	5.38%	5.89%	5.89%	6.03%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior their inception is based on the performance of Class A. Historical performance for Class A prior to 5/21/2007 is based on the performance of the fund’s predecessor fund, Atlas Global Growth Fund. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and the fund’s predecessor fund and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Intrinsic World Equity Fund Class A shares versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of October 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -40.11% for the twelve-month period ended October 31, 2008, excluding any applicable sales charges. During the same period, the MSCI World returned -41.85%.

The fund’s objective is to seek long-term capital growth.

The financial crisis, which began in the U.S. in August 2007, expanded throughout the world during the fiscal year. Amid growing concerns that the global economy was entering a recession, volatility in equity markets intensified throughout the period, with stock prices in both foreign and domestic markets declining sharply. The financial crisis accelerated significantly during the final four months of the fiscal year. It was then that previous concerns about inflationary pressures were pushed aside by growing concerns that the credit crisis was evolving into a full-blown global liquidity crisis. In October, the final month of the fiscal year, volatility became extreme globally, with most major market indexes posting double-digit losses. Throughout the fiscal year, the fund’s investment team adhered to its bottom-up investment process, emphasizing stock selection while keeping the portfolio diversified by both country and sector to control risk. In this process, team members continued to focus on monitoring existing holdings while keeping a long-term perspective. The team continues to have confidence in its fundamental approach and the pursuit of high-quality companies in great businesses. The investment team’s intrinsic value philosophy focuses on the analysis of high-quality companies that are selling at attractive valuations. We also require that candidates for investment possess positive, sustainable catalysts that give them the potential for their stock prices to appreciate toward the investment team’s estimates of intrinsic value within MetWest Capital’s investment time horizon of three to five years. These high-quality businesses typically have strong free cash flow and have the ability to grow their businesses with less leverage, or debt.

Relative to the MSCI World, stock selection in the Consumer Discretionary, Financials and Information Technology sectors contributed to relative performance for the twelvemonth period. The fund’s underweight in Materials—the second worst-performing sector during the fiscal year—also contributed to relative performance. Security selections in Japan and the Netherlands, as well as investment in Chile, were also positive contributors to relative performance.

Baxter International, Inc., TOTO, Ltd., and NVR, Inc. were among the top contributors to relative performance for the fiscal year. Baxter is a global medical products company that sells intravenous solutions, treatments for hemophilia and immune deficiencies and dialysis equipment and products for patients suffering from kidney failure. Recent earnings have exceeded expectations due to increased operating efficiencies and expanding margins. In the case of TOTO, the Japanese-based company benefited from its position as the industry leader in plumbing-related products in its home country as well as its steady expansion into overseas markets. NVR, a U.S.-focused home-builder with a

6

PORTFOLIO MANAGER COMMENTARY continued

presence in 11 states, performed well even as other homebuilders struggled. The company differed from other homebuilders in that it does not engage in its own land development, which left it better positioned to withstand a housing slowdown.

Stock selection in the Industrials and Consumer Staples sectors detracted from performance relative to the MSCI World for the fiscal year. The fund’s underweight in the United States, combined with security selection in this market, detracted from the fund’s relative return, as did stock selection in Italy and an investment in Bermuda.

Major detractors from performance included American International Group, Inc. (AIG), Bunge, Ltd. and Komatsu, Ltd. AIG, the U.S.-based insurance giant, was a major casualty of the financial crisis as its exposure to credit-related derivatives eventually caused the federal government to intervene to rescue the company. In September 2008, the investment team sold the position, as the government’s 80% ownership had made AIG a speculative rather than a fundamental investment. Bunge, a Bermuda-based global food and agribusiness company, performed well early in the period but stumbled later amid a softer demand for feed inputs and fertilizers. The share price of Komatsu, the Japanese manufacturer of construction and mining equipment, fell late in the period as investors worried about the effects of a recession in Japan. We retained the investments in both Bunge and Komatsu due to our high level of conviction in their prospects long term.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$638.81	$5.97
Class B	$1,000.00	$636.41	$9.17
Class C	$1,000.00	$636.66	$9.22
Class I	$1,000.00	$639.41	$4.95
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.85	$7.35
Class B	$1,000.00	$1,013.93	$11.29
Class C	$1,000.00	$1,013.88	$11.34
Class I	$1,000.00	$1,019.10	$6.09

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.45% for Class A, 2.23% for Class B, 2.24% for Class C and 1.20% for Class I), multiplied by the average account value over the period, multiplied by 184 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended December 31,

CLASS A	2008	2007[1,2]	2006[2]	2005[2]	2004[2]	2003[2]

Net asset value, beginning of period	$24.23	$26.61	$23.65	$21.02	$17.89	$12.75

Income from investment operations
Net investment income (loss)	0.29	0.17 [3]	0.17 [3]	0.09 [3]	0.04 [3]	0.01 [3]
Net realized and unrealized gains or losses on investments	(9.55)	2.29	3.62	2.65	3.14	5.13

Total from investment operations	(9.26)	2.46	3.79	2.74	3.18	5.14

Distributions to shareholders from
Net investment income	(0.13)	0	(0.16)	(0.11)	(0.05)	0
Net realized gains	(1.08)	(4.84)	(0.67)	0	0	0

Total distributions to shareholders	(1.21)	(4.84)	(0.83)	(0.11)	(0.05)	0

Net asset value, end of period	$13.76	$24.23	$26.61	$23.65	$21.02	$17.89

Total return[4]	(40.11)%	10.42%	16.02%	13.02%	17.79%	40.31%

Ratios and supplemental data
Net assets, end of period (thousands)	$107,210	$279,146	$457,035	$321,219	$242,402	$159,443
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.36%	1.24%[5]	1.29%	1.31%	1.35%	1.54%
Expenses excluding waivers/reimbursements and expense reductions	1.36%	1.24%[5]	1.29%	1.31%	1.35%	1.54%
Net investment income (loss)	1.04%	0.78%[5]	0.66%	0.43%	0.22%	0.06%
Portfolio turnover rate	44%	66%	21%	28%	20%	38%

1	For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
2

On May 21, 2007, the Fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”). Atlas Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to May 21, 2007 are those of Atlas Fund.

3	Net investment income (loss) per share is based on average shares outstanding during the period.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2008	2007[1]

Net asset value, beginning of period	$24.15	$28.59

Income from investment operations
Net investment income (loss)	0.02 [2]	(0.11)[2]
Net realized and unrealized gains or losses on investments	(9.35)	0.51

Total from investment operations	(9.33)	0.40

Distributions to shareholders from
Net investment income	(0.14)	0
Net realized gains	(1.08)	(4.84)

Total distributions to shareholders	(1.22)	(4.84)

Net asset value, end of period	$13.60	$24.15

Total return[3]	(40.57)%	2.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$119	$60
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.18%	2.06%[4]
Expenses excluding waivers/reimbursements and expense reductions	2.18%	2.06%[4]
Net investment income (loss)	0.08%	(0.94)%[4]
Portfolio turnover rate	44%	66%

1	For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2008	2007[1]

Net asset value, beginning of period	$24.14	$28.59

Income from investment operations
Net investment income (loss)	(0.03)[2]	(0.10)[2]
Net realized and unrealized gains or losses on investments	(9.28)	0.49

Total from investment operations	(9.31)	0.39

Distributions to shareholders from
Net investment income	(0.17)	0
Net realized gains	(1.08)	(4.84)

Total distributions to shareholders	(1.25)	(4.84)

Net asset value, end of period	$13.58	$24.14

Total return[3]	(40.55)%	2.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$154	$14
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.21%	2.05%[4]
Expenses excluding waivers/reimbursements and expense reductions	2.21%	2.05%[4]
Net investment income (loss)	(0.19)%	(0.92)%[4]
Portfolio turnover rate	44%	66%

1	For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2008	2007[1]

Net asset value, beginning of period	$24.26	$28.59

Income from investment operations
Net investment income (loss)	0.38 [2]	0.01
Net realized and unrealized gains or losses on investments	(9.60)	0.50

Total from investment operations	(9.22)	0.51

Distributions to shareholders from
Net investment income	(0.20)	0
Net realized gains	(1.08)	(4.84)

Total distributions to shareholders	(1.28)	(4.84)

Net asset value, end of period	$13.76	$24.26

Total return	(40.01)%	2.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,567	$71,656
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.01%	1.05%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.01%	1.05%[3]
Net investment income (loss)	1.70%	0.12%[3]
Portfolio turnover rate	44%	66%

1	For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

October 31, 2008

	Country	Shares	Value

COMMON STOCKS 98.6%
CONSUMER DISCRETIONARY 12.9%
Household Durables 1.6%
NVR, Inc. ρ *	United States	3,600	$1,764,756

Media 6.1%
Lions Gate Entertainment Corp. ρ *	Canada	250,000	1,750,000
Singapore Press Holdings, Ltd. ρ	Singapore	290,000	630,646
Time Warner, Inc. ρ	United States	176,000	1,775,840
Vivendi SA	France	50,000	1,305,692
Warner Music Group Corp. ρ	United States	275,000	1,138,500

			6,600,678

Multiline Retail 1.4%
Marui Group Co., Ltd.	Japan	240,000	1,494,023

Specialty Retail 3.8%
H&M Hennes & Mauritz AB, Class B ρ	Sweden	40,000	1,446,819
Lowe’s Cos.	United States	125,000	2,712,500

			4,159,319

CONSUMER STAPLES 12.8%
Beverages 1.5%
Diageo plc	United Kingdom	106,000	1,629,280

Food & Staples Retailing 3.5%
Casino Guichard-Perrachon SA	France	22,000	1,537,032
Tesco plc	United Kingdom	410,000	2,248,938

			3,785,970

Food Products 5.5%
Bunge, Ltd. ρ	Bermuda	41,000	1,574,810
Cadbury plc	United Kingdom	206,965	1,908,495
Unilever NV	Netherlands	106,000	2,549,300

			6,032,605

Household Products 2.3%
Kao Corp.	Japan	86,000	2,492,393

ENERGY 7.9%
Energy Equipment & Services 3.4%
Transocean, Inc. ρ *	Cayman Islands	25,000	2,058,250
Weatherford International, Ltd. ρ *	Bermuda	101,000	1,704,880

			3,763,130

Oil, Gas & Consumable Fuels 4.5%
BP plc	United Kingdom	306,000	2,537,615
Total SA	France	30,000	1,645,092
Total SA, ADR	France	13,000	720,720

			4,903,427

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS 18.0%
Commercial Banks 8.6%
77 Bank, Ltd.	Japan	433,000	$2,059,782
Chinatrust Financial Holding Co., Ltd.	Taiwan	3,241,298	937,726
Deutsche Postbank AG ρ	Germany	34,000	696,899
Mitsubishi UFJ Financial Group, Inc.	Japan	300,000	1,852,096
Standard Chartered plc	United Kingdom	137,409	2,289,265
Unicredito Italian SpA	Italy	620,000	1,513,116

			9,348,884

Consumer Finance 3.8%
Orix Corp.	Japan	13,000	1,383,235
Orix Corp., ADR ρ	Japan	20,000	1,029,000
Visa, Inc., Class A ρ	United States	30,600	1,693,710

			4,105,945

Diversified Financial Services 2.7%
ING Groep NV, ADR ρ	Netherlands	30,000	279,300
JPMorgan Chase & Co.	United States	65,200	2,689,500

			2,968,800

Insurance 2.9%
AFLAC, Inc.	United States	42,000	1,859,760
Cathay Financial Holding Co., Ltd.	Taiwan	1,260,000	1,365,063

			3,224,823

HEALTH CARE 8.2%
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	United States	35,000	2,117,150

Pharmaceuticals 6.2%
Eli Lilly & Co.	United States	56,000	1,893,920
Novartis AG	Switzerland	40,000	2,020,845
Novo Nordisk AS	Denmark	27,600	1,474,969
Shionogi & Co., Ltd.	Japan	81,000	1,378,016

			6,767,750

INDUSTRIALS 11.6%
Aerospace & Defense 6.2%
Boeing Co.	United States	33,100	1,730,137
European Aeronautic Defence & Space Co., NV ρ	Netherlands	128,520	2,135,685
Finmeccanica SpA ρ	Italy	120,000	1,485,916
Northrop Grumman Corp.	United States	29,500	1,383,255

			6,734,993

Airlines 1.1%
AMR Corp. ρ *	United States	119,000	1,214,990

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Building Products 2.0%
TOTO, Ltd. ρ	Japan	310,000	$2,208,491

Electrical Equipment 1.1%
Thomas & Betts Corp. ρ *	United States	51,000	1,211,250

Machinery 1.2%
Komatsu, Ltd.	Japan	119,000	1,295,439

INFORMATION TECHNOLOGY 14.4%
Communications Equipment 0.5%
Alcatel-Lucent ρ	France	220,000	565,400

Computers & Peripherals 6.1%
Apple, Inc. ρ *	United States	22,000	2,366,980
EMC Corp. ρ *	United States	215,000	2,532,700
Toshiba Corp. ρ	Japan	500,000	1,806,659

			6,706,339

Semiconductors & Semiconductor Equipment 5.1%
Samsung Electronics Co., Ltd.	South Korea	4,412	1,843,695
Samsung Electronics Co., Ltd., GDR 144A	South Korea	6,000	1,249,369
Texas Instruments, Inc. ρ	United States	124,000	2,425,440

			5,518,504

Software 2.7%
Adobe Systems, Inc. *	United States	18,000	479,520
Oracle Corp. *	United States	133,000	2,432,570

			2,912,090

MATERIALS 3.1%
Chemicals 3.1%
Syngenta AG	Switzerland	4,000	745,020
Toray Industries, Inc. ρ	Japan	571,000	2,653,043

			3,398,063

TELECOMMUNICATION SERVICES 7.4%
Diversified Telecommunication Services 2.3%
Deutsche Telekom AG	Germany	170,000	2,526,298

Wireless Telecommunication Services 5.1%
KDDI Corp.	Japan	400	2,395,826
Vodafone Group plc	United Kingdom	1,600,000	3,092,589

			5,488,415

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
UTILITIES 2.3%
Electric Utilities 2.3%
Enersis SA, ADS	Chile	176,000	$2,534,400

Total Common Stocks (cost $152,209,282)			107,473,605

RIGHTS 0.0%
INDUSTRIALS 0.0%
Aerospace & Defense 0.0%
Finmeccanica SpA, Expiring 11/07/2008 * (cost $0)	Italy	120,000	48,864

SHORT-TERM INVESTMENTS 20.4%
MUTUAL FUND SHARES 20.4%
Evergreen Institutional Money Market Fund, Class I, 3.21% q ø	United States	1,347,884	1,347,884
Navigator Prime Portfolio, 2.71% § ρρ	United States	20,923,907	20,923,907

Total Short-Term Investments (cost $22,271,791)			22,271,791

Total Investments (cost $174,481,073) 119.0%			129,794,260
Other Assets and Liabilities (19.0%)			(20,743,911)

Net Assets 100.0%			$109,050,349

*	Non-income producing security
ρ	All or a portion of this security is on loan.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

ADR	American Depository Receipt
ADS	American Depository Shares
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of October 31, 2008:

United States	31.1%
Japan	20.5%
United Kingdom	12.7%
France	5.4%
Netherlands	4.6%
Bermuda	3.1%
Germany	3.0%
South Korea	2.9%
Italy	2.8%
Switzerland	2.6%
Chile	2.4%
Taiwan	2.1%
Cayman Islands	1.9%
Canada	1.6%
Denmark	1.4%
Sweden	1.3%
Singapore	0.6%

100.0%

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2008

The following table shows the percent of total long-term investments by sector as of October 31, 2008:

Financials	18.1%
Information Technology	14.6%
Consumer Discretionary	13.0%
Consumer Staples	13.0%
Industrials	11.8%
Health Care	8.3%
Energy	8.1%
Telecommunication Services	7.5%
Materials	3.2%
Utilities	2.4%

100.0%

See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $173,133,189) including $20,378,924 of securities loaned	$128,446,376
Investments in affiliated money market fund, at value (cost $1,347,884)	1,347,884

Total investments	129,794,260
Foreign currency, at value (cost $19)	19
Receivable for securities sold	5,224,053
Receivable for Fund shares sold	21,079
Dividends receivable	392,488
Receivable for securities lending income	34,573
Prepaid expenses and other assets	139,096

Total assets	135,605,568

Liabilities
Payable for securities purchased	5,242,530
Payable for Fund shares redeemed	324,045
Payable for securities on loan	20,923,907
Advisory fee payable	5,480
Distribution Plan expenses payable	2,194
Due to other related parties	1,389
Accrued expenses and other liabilities	55,674

Total liabilities	26,555,219

Net assets	$109,050,349

Net assets represented by
Paid-in capital	$134,419,620
Undistributed net investment income	2,209,493
Accumulated net realized gains on investments	17,094,907
Net unrealized losses on investments	(44,673,671)

Total net assets	$109,050,349

Net assets consists of
Class A	$107,209,511
Class B	119,333
Class C	154,350
Class I	1,567,155

Total net assets	$109,050,349

Shares outstanding (unlimited number of shares authorized)
Class A	7,791,028
Class B	8,772
Class C	11,370
Class I	113,867

Net asset value per share
Class A	$13.76
Class A — Offering price (based on sales charge of 5.75%)	$14.60
Class B	$13.60
Class C	$13.58
Class I	$13.76

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $339,821)	$4,662,584
Securities lending	431,805
Income from affiliate	81,146

Total investment income	5,175,535

Expenses
Advisory fee	1,325,999
Distribution Plan expenses
Class A	499,167
Class B	878
Class C	684
Administrative services fee	213,679
Transfer agent fees	523,096
Trustees’ fees and expenses	5,123
Printing and postage expenses	37,946
Custodian and accounting fees	138,818
Registration and filing fees	58,396
Professional fees	43,600
Other	12,231

Total expenses	2,859,617
Less: Expense reductions	(2,991)
Fee waivers	(51)

Net expenses	2,856,575

Net investment income	2,318,960

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	21,428,541
Foreign currency related transactions	(166,194)

Net realized gains on investments	21,262,347
Net change in unrealized gains or losses on investments	(115,007,692)

Net realized and unrealized gains or losses on investments	(93,745,345)

Net decrease in net assets resulting from operations	$(91,426,385)

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008		2007 (a) (b) (c)

Operations
Net investment income		$2,318,960		$2,478,460
Net realized gains on investments		21,262,347		89,517,073
Net change in unrealized gains or losses on investments		(115,007,692)		(51,784,631)

Net increase (decrease) in net assets resulting from operations		(91,426,385)		40,210,902

Distributions to shareholders from
Net investment income
Class A		(1,493,551)		0
Class B		(359)		0
Class C		(156)		0
Class I		(593,467)		0
Net realized gains
Class A		(11,982,687)		(49,446,403)
Class B		(2,622)		(5,938)
Class C		(662)		(508)
Class I		(3,111,986)		(12,429,122)

Total distributions to shareholders		(17,185,490)		(61,881,971)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	197,261	4,175,459	1,023,077	27,593,281
Class B	9,021	171,773	2,222	59,320
Class C	10,767	194,405	553	13,559
Class I	92,499	1,973,987	3,105,811	87,878,202

		6,515,624		115,544,362

Net asset value of shares issued in reinvestment of distributions
Class A	595,886	13,266,202	2,134,890	48,590,366
Class B	102	2,257	254	5,769
Class C	35	774	15	339
Class I	157,368	3,508,095	511,135	11,643,646

		16,777,328		60,240,120

Automatic conversion of Class B shares to Class A shares
Class A	89	1,875	0	0
Class B	(89)	(1,875)	0	0

		0		0

Payment for shares redeemed
Class A	(4,522,816)	(89,150,922)	(8,812,823)	(242,185,207)
Class B	(2,738)	(47,261)	0	0
Class I	(3,089,522)	(67,308,538)	(663,424)	(18,086,757)

		(156,506,721)		(260,271,964)

Net decrease in net assets resulting from capital share transactions		(133,213,769)		(84,487,482)

Total decrease in net assets		(241,825,644)		(106,158,551)

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,

	2008	2007 (a) (b) (c)

Net assets
Beginning of period	$350,875,993	$457,034,544

End of period	$109,050,349	$350,875,993

Undistributed net investment income	$2,209,493	$2,084,961

(a)	For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(b)	For Classes B, C and I, for the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
(c)

On May 21, 2007 the Fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”) and shareholders of Atlas Fund became Class A shareholders of the Fund. Atlas Fund was the accounting and performance survivor in this transaction. The information for the period prior to May 21, 2007 is that of Atlas Fund.

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended December 31, 2006 (a)

Operations
Net investment income		$2,537,958
Net realized gains on investments		12,150,847
Net change in unrealized gains or losses on investments		43,080,145

Net increase in net assets resulting from operations		57,768,950

Distributions to shareholders from
Net investment income
Class A		(2,700,782)
Net realized gains
Class A		(11,092,431)

Total distributions to shareholders		(13,793,213)

	Shares
Capital share transactions
Proceeds from shares sold
Class A	6,506,103	163,488,132

Net asset value of shares issued in reinvestment of distributions
Class A	511,505	13,653,702

Payment for shares redeemed
Class A	(3,423,659)	(85,302,105)

Net increase in net assets resulting from capital share transactions		91,839,729

Total increase in net assets		135,815,466
Net assets
Beginning of period		321,219,078

End of period		$457,034,544

Overdistributed net investment income		$(577,255)

(a)

On May 21, 2007 the Fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”) and shareholders of Atlas Fund became Class A shareholders of the Fund. Atlas Fund was the accounting and performance survivor in this transaction. The information presented is that of Atlas Fund.

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Intrinsic World Equity Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are

23

NOTES TO FINANCIAL STATEMENTS continued

valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

24

NOTES TO FINANCIAL STATEMENTS continued

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after October 31, 2004.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, passive foreign investment companies, and dividends paid through share redemptions. During the year ended October 31, 2008, the following amounts were reclassified:

Paid-in capital	$3,907,848
Undistributed net investment income	(106,895)
Accumulated net realized gains on investments	(3,800,953)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the year ended October 31, 2008, the advisory fee was equivalent to 0.62% of the Fund’s average daily net assets.

Metropolitan West Capital Management, LLC, an indirect subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

25

NOTES TO FINANCIAL STATEMENTS continued

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $51.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of

26

NOTES TO FINANCIAL STATEMENTS continued

up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended October 31, 2008, EIS received $443 from the sale of Class A shares and $682 in contingent deferred sales charges from redemptions of Class B shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $92,557,728 and $239,190,954, respectively, for the year ended October 31, 2008.

During the year ended October 31, 2008, the Fund loaned securities to certain brokers. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $20,378,924 and $20,923,907, respectively.

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $174,527,901. The gross unrealized appreciation and depreciation on securities based on tax cost was $7,119,432 and $51,853,073, respectively, with a net unrealized depreciation of $44,733,641.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended October 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Undistributed	Long-term		Temporary
Ordinary	Capital	Unrealized	Book/Tax
Income	Gain	Depreciation	Differences

$2,208,400	$17,141,735	$44,720,507	$1,101

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and forwards contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

27

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended October 31,
			Year Ended
	2008	2007(a)	December 31, 2006

Ordinary Income	$2,087,533	$1,167,840	$2,700,782
Long-term Capital Gain	15,097,957	60,714,131	11,092,431

(a)	For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended October 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the

28

NOTES TO FINANCIAL STATEMENTS continued

District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of

29

NOTES TO FINANCIAL STATEMENTS continued

using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

13. SUBSEQUENT DISTRIBUTIONS

On December 3, 2008, the Fund declared distributions from long-term capital gains to shareholders of record on December 2, 2008. The per share amounts payable on December 4, 2008 were as follows:

Long-term
Capital Gains

Class A	$2.2275
Class B	2.2275
Class C	2.2275
Class I	2.2275

On December 10, 2008, the Fund declared distributions from net investment income to shareholders of record on December 9, 2008. The per share amounts payable on December 11, 2008 were as follows:

Net Investment
Income

Class A	$0.2378
Class B	0.2294
Class C	0.2294
Class I	0.2970

These distributions are not reflected in the accompanying financial statements.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Intrinsic World Equity Fund, a series of the Evergreen International Trust, as of October 31, 2008 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006, the ten-months ended October 31, 2007 and the year ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for each of the years in the three-year period ended December 31, 2005 were audited by other auditors whose report thereon dated February 22, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Intrinsic World Equity Fund as of October 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 2, 2009

31

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $15,097,957 for the fiscal year ended October 31, 2008.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2008, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2008, the total amount of foreign taxes expected to be passed through to shareholders was $319,632 on foreign source income of $5,000,863. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2008 will be reported in conjunction with Form 1099-DIV.

32

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Metropolitan West Capital Management, LLC (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Intrinsic World Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisor, and Keil

33

ADDITIONAL INFORMATION (unaudited) continued

provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds

34

ADDITIONAL INFORMATION (unaudited) continued

and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted

35

ADDITIONAL INFORMATION (unaudited) continued

that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

36

ADDITIONAL INFORMATION (unaudited) continued

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and three-year periods ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index, the Morgan Stanley Capital International World Index, and performed in the fifth and fourth quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that, for the five-year period ended December 31, 2007, the Fund’s Class A shares had outperformed the Fund’s benchmark index and performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the ten-year period ended December 31, 2007, the Fund’s Class A shares outperformed the Fund’s benchmark index, and that, there were not enough peer mutual funds with ten-year performance records to permit meaningful comparisons of the Fund’s performance over the ten-year period ended December 31, 2007. The Trustees also noted that the Fund’s portfolio management had recently changed and that the new portfolio manager’s performance record with the Fund was too short to allow for definitive conclusions about the new portfolio manager’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

37

ADDITIONAL INFORMATION (unaudited) continued

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment

38

ADDITIONAL INFORMATION (unaudited) continued

advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

581268 rv1 12/2008

Evergreen Precious Metals Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Precious Metals Fund for the twelve-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both foreign and domestic markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of one percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to just 1.00%. In

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LETTER TO SHAREHOLDERS continued

November 2008, the federal government provided U.S.-based Citigroup with a second massive capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. The European Commission, meanwhile, announced a $256 billion stimulus program for the Continent. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

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LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Michael Bradshaw, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/30/1978

Class inception date	Class A 1/20/1998	Class B 1/30/1978	Class C 1/29/1998	Class I 2/29/2000

Nasdaq symbol	EKWAX	EKWBX	EKWCX	EKWYX

Average annual return*

1-year with sales charge	-56.32%	-56.13%	-54.43%	N/A

1-year w/o sales charge	-53.66%	-54.00%	-54.01%	-53.54%

5-year	2.74%	2.87%	3.22%	4.26%

10-year	12.46%	12.30%	12.29%	13.28%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class I reflect the 1.00% 12b-1 fee applicable to Class B. Class I does not pay a 12b-1 fee. If this fee had not been reflected, returns for Class I would have been higher. The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Precious Metals Fund Class A shares versus a similar investment in the FTSE Gold Mines Index (FTSE Gold Mines), the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The FTSE Gold Mines and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Investments in both foreign securities and gold and other precious metal investments or securities may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of October 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -53.66% for the twelve-month period ended October 31, 2008, excluding any applicable sales charges. During the same period, the FTSE Gold Mines returned -52.34% and the S&P 500 returned -36.10%.

The fund’s objective is to seek long-term capital growth and protection of purchasing power of capital. Obtaining current income is a secondary objective.

Investment process

During the twelve-month period ended October 31, 2008, the price of gold fell by 9%, partly the result of strength in the U.S. dollar, and partly the result of falling commodity prices. Gold mining stocks in general performed quite poorly relative to the gold price, with the smaller exploration and development names faring the worst.

The decline began after a relatively strong start to the fiscal year, when the price of gold was bolstered by a weakening U.S. economy, which caused the Federal Reserve to cut interest rates and the U.S. dollar to depreciate. As the year progressed, a series of stunning bankruptcies and near-collapses in the financial industry (including Lehman Brothers, Washington Mutual, and AIG, to name just a few) also boosted gold’s allure as an alternative to cash and other investments. But as the summer of 2008 came to a close, falling oil prices quelled concerns over inflation, the dollar strengthened, and gold prices began to fall.

Throughout the fiscal year, the fund’s management pursued these objectives by keeping the fund well diversified by geography, production profile, and market capitalization. At the end of the fiscal year ended October 31, 2008, more than 85% of fund assets were invested in precious metals corporations, with slightly less than 6% of assets in gold bullion or exchange-traded gold funds. The fund maintained investments of about 2.5% in miners of other non-precious metals.

Contributors to performance

The fund’s largest position at the end of the fiscal year, Randgold Resources, Ltd., a company with mining operations in West Africa was the top individual contributor to relative results, as its share price fell by 13.5% during the fiscal year. The stock benefited from its decision to build a new mine in the Ivory Coast. Individual mining companies that provided support to results included index component Kinross Gold Corp., which engineered a friendly takeover of mining company Aurelian Resources; and several non-index components, including Eldorado Gold and Royal Gold, Inc. Eldorado Gold benefited from the restart of its Kisladag mine in Turkey. Royal Gold was boosted by its cash-rich balance sheet, low-risk royalty structure, and new revenue received from recently acquired royalties.

Detractors from performance

The most noteworthy detractors from results included non-index components Impala Platinum Holdings, Ltd. and Yamana Gold, Inc. Impala shares were pressured by the drop in platinum prices, while shares of Yamana dropped on lower than expected

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PORTFOLIO MANAGER COMMENTARY continued

production. In addition, our underweight positions of major index components Barrick Gold Corp. and Goldcorp, Inc, which collectively make up 40% of the FTSE index, held back results relative to the index.

Portfolio management outlook

Although the price of gold has outperformed other metals and the broader market over the past 12 months, many investors have been disappointed that gold has not performed better in the current environment. We believe that the gold price has been suppressed as investors have sold assets including gold to raise U.S. dollars. At the same time, the hoped for liquidity injections from government have been slow to ramp up, keeping credit conditions tight.

In the short to medium term, the price of gold will need to overcome the headwinds of financial panic, de-leveraging and fears of economic deflation before it can move higher. We believe, that once the financial panic subsides, the effects of global money creation, rising fiscal deficits and low interest rates will begin to take hold and create a more inflationary environment in 2009.

Looking towards next year and beyond, we currently believe the drivers of the gold price will begin to reassert themselves, including low real interest rates, rising inflation, falling supply and a depreciating dollar. Historically, these factors pushed the gold price on a long-term upward trend.

At present, we are optimistic about the fund’s ability to generate attractive returns for the long-term investor. However, investors are encouraged to remember that, while the investment universe for Evergreen Precious Metals Fund is an asset class that may be in a secular bull market, the fund is not intended to be a secular bull market product. Instead, the fund is intended to serve as a minority core part of a U.S. dollar-based portfolio, preserving the global purchasing power of a U.S. dollar-based portfolio in the event of a prolonged period of U.S. dollar weakness. Within that perspective, we believe broad-based diversification, combined with a longer-term time horizon, may serve our shareholders well.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$502.27	$4.12
Class B	$1,000.00	$500.40	$6.94
Class C	$1,000.00	$500.32	$6.94
Class I	$1,000.00	$502.81	$3.25
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.66	$5.53
Class B	$1,000.00	$1,015.89	$9.32
Class C	$1,000.00	$1,015.89	$9.32
Class I	$1,000.00	$1,020.81	$4.37

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.09% for Class A, 1.84% for Class B, 1.84% for Class C and 0.86% for Class I), multiplied by the average account value over the period, multiplied by 184 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$76.98	$56.05	$36.01	$33.54	$32.12

Income from investment operations
Net investment income (loss)	(0.14)[1]	(0.15)[1]	(0.11)[1]	(0.18)	(0.26)[1]
Net realized and unrealized gains or losses on investments	(38.79)	24.35	20.47	2.65	2.60

Total from investment operations	(38.93)	24.20	20.36	2.47	2.34

Distributions to shareholders from
Net investment income	0	(0.42)	(0.32)	0	(0.92)
Net realized gains	(4.90)	(2.85)	0	0	0

Total distributions to shareholders	(4.90)	(3.27)	(0.32)	0	(0.92)

Net asset value, end of period	$33.15	$76.98	$56.05	$36.01	$33.54

Total return[2]	(53.66)%	44.99%	56.86%	7.36%	7.35%

Ratios and supplemental data
Net assets, end of period (thousands)	$275,695	$587,874	$413,685	$213,089	$203,168
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.05%	1.10%	1.14%	1.30%	1.30%
Expenses excluding waivers/reimbursements and expense reductions	1.07%	1.12%	1.16%	1.30%	1.30%
Net investment income (loss)	(0.21)%	(0.26)%	(0.22)%	(0.55)%	(0.83)%
Portfolio turnover rate	19%	37%	23%	34%	93%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$73.39	$53.61	$34.48	$32.35	$31.00

Income from investment operations
Net investment income (loss)	(0.60)[1]	(0.55)[1]	(0.46)[1]	(0.39)[1]	(0.46)[1]
Net realized and unrealized gains or losses on investments	(36.64)	23.24	19.66	2.52	2.50

Total from investment operations	(37.24)	22.69	19.20	2.13	2.04

Distributions to shareholders from
Net investment income	0	(0.06)	(0.07)	0	(0.69)
Net realized gains	(4.90)	(2.85)	0	0	0

Total distributions to shareholders	(4.90)	(2.91)	(0.07)	0	(0.69)

Net asset value, end of period	$31.25	$73.39	$53.61	$34.48	$32.35

Total return[2]	(54.00)%	43.96%	55.78%	6.58%	6.62%

Ratios and supplemental data
Net assets, end of period (thousands)	$40,766	$99,221	$73,208	$42,905	$45,718
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.80%	1.82%	1.84%	2.00%	2.00%
Expenses excluding waivers/reimbursements and expense reductions	1.80%	1.82%	1.86%	2.00%	2.00%
Net investment income (loss)	(0.97)%	(0.98)%	(0.93)%	(1.25)%	(1.53)%
Portfolio turnover rate	19%	37%	23%	34%	93%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$72.90	$53.31	$34.30	$32.17	$30.93

Income from investment operations
Net investment income (loss)	(0.60)[1]	(0.55)[1]	(0.45)[1]	(0.39)[1]	(0.46)[1]
Net realized and unrealized gains or losses on investments	(36.38)	23.09	19.55	2.52	2.48

Total from investment operations	(36.98)	22.54	19.10	2.13	2.02

Distributions to shareholders from
Net investment income	0	(0.10)	(0.09)	0	(0.78)
Net realized gains	(4.90)	(2.85)	0	0	0

Total distributions to shareholders	(4.90)	(2.95)	(0.09)	0	(0.78)

Net asset value, end of period	$31.02	$72.90	$53.31	$34.30	$32.17

Total return[2]	(54.01)%	43.95%	55.79%	6.62%	6.56%

Ratios and supplemental data
Net assets, end of period (thousands)	$129,074	$323,495	$208,445	$103,878	$99,082
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.80%	1.82%	1.84%	2.00%	2.01%
Expenses excluding waivers/reimbursements and expense reductions	1.80%	1.82%	1.86%	2.00%	2.01%
Net investment income (loss)	(0.97)%	(0.98)%	(0.92)%	(1.25)%	(1.53)%
Portfolio turnover rate	19%	37%	23%	34%	93%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$76.63	$55.78	$35.82	$33.26	$31.83

Income from investment operations
Net investment income (loss)	0.03 [1]	0.01 [1]	0.04 [1]	(0.08)	(0.16)[1]
Net realized and unrealized gains or losses on investments	(38.69)	24.24	20.33	2.64	2.57

Total from investment operations	(38.66)	24.25	20.37	2.56	2.41

Distributions to shareholders from
Net investment income	0	(0.55)	(0.41)	0	(0.98)
Net realized gains	(4.90)	(2.85)	0	0	0

Total distributions to shareholders	(4.90)	(3.40)	(0.41)	0	(0.98)

Net asset value, end of period	$33.07	$76.63	$55.78	$35.82	$33.26

Total return	(53.54)%	45.40%	57.30%	7.70%	7.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$15,213	$8,293	$5,910	$2,817	$2,786
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.82%	0.82%	0.84%	1.00%	1.01%
Expenses excluding waivers/reimbursements and expense reductions	0.82%	0.82%	0.86%	1.00%	1.01%
Net investment income (loss)	0.04%	0.02%	0.09%	(0.25)%	(0.54)%
Portfolio turnover rate	19%	37%	23%	34%	93%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

October 31, 2008

	Country	Shares	Value

COMMON STOCKS 88.1%
MATERIALS 88.1%
Metals & Mining 88.1%
Agnico-Eagle Mines, Ltd.	Canada	940,164	$25,995,534
Agnico-Eagle Mines, Ltd. – Canadian Exchange	Canada	173,700	4,814,385
Alamos Gold, Inc. *	Canada	597,600	2,475,060
Anatolia Minerals Development, Ltd. *	Canada	1,894,100	1,499,496
Anglo Platinum, Ltd.	South Africa	77,526	3,223,560
AngloGold Ashanti, Ltd., ADR	South Africa	370,591	6,763,286
Aurizon Mines, Ltd. *	Canada	2,595,700	3,785,396
Avoca Resources, Ltd. *	Australia	1,300,000	1,291,123
Barrick Gold Corp.	Canada	1,489,083	33,831,966
BHP Billiton plc	United Kingdom	190,661	3,246,963
Centerra Gold, Inc. *	Canada	1,000,000	875,000
Companhia Vale do Rio Doce, ADR	Brazil	153,872	2,018,801
Compania de Minas Buenaventura SA, ADR	Peru	719,644	9,096,300
Detour Gold Corp. *	Canada	190,000	622,250
Detour Gold Corp. – Canadian Exchange *	Canada	75,000	218,750
Eldorado Gold Corp. *	Canada	187,000	793,192
Eldorado Gold Corp. – Canadian Exchange *	Canada	4,813,000	19,973,950
Entree Gold, Inc. *	Canada	750,000	587,500
Etruscan Resources, Inc. * +	Canada	1,800,000	840,000
Exeter Resource Corp.	Canada	285,000	403,750
First Quantum Minerals, Ltd.	Canada	120,500	2,550,583
Franco-Nevada Corp. * 144A	Canada	100,000	1,441,667
Franco-Nevada Corp. *	Canada	42,500	97,750
Freeport-McMoRan Copper & Gold, Inc.	United States	62,286	1,812,522
Fresnillo plc	United Kingdom	500,000	988,777
Gammon Gold, Inc. *	Canada	220,200	741,340
Gammon Gold, Inc. – Canadian Exchange *	Canada	465,700	1,567,857
Gold Fields, Ltd., ADR	South Africa	1,199,196	7,974,653
Goldcorp, Inc.	Canada	906,694	16,918,910
Goldcorp, Inc., Class A	Canada	917,254	17,229,088
Golden Star Resources, Ltd. *	Canada	2,324,369	2,045,445
Great Basin Gold, Ltd. *	Canada	3,164,700	3,191,072
Harry Winston Diamond Corp.	Canada	287,800	2,818,042
Hochschild Mining plc	United Kingdom	1,150,251	2,484,891
IAMGOLD Corp.	Canada	2,019,044	6,730,147
Impala Platinum Holdings, Ltd.	South Africa	819,346	8,612,535
International Minerals Corp. +	Canada	200,700	476,662
Jaguar Mining, Inc. *	Canada	450,000	1,481,250
Jinshan Gold Mines, Inc. *	Canada	400,000	166,667
Kinross Gold Corp. – Canadian Exchange	Canada	3,852,467	40,290,384
Lihir Gold, Ltd. *	Papua New Guinea	12,707,161	16,278,989
Lonmin plc	United Kingdom	52,807	979,289
Nautilus Minerals, Inc. *	Canada	254,934	244,312
Newcrest Mining, Ltd.	Australia	2,426,510	33,737,026

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining continued
Newmont Mining Corp.	United States	741,455	$19,529,925
OceanaGold Corp. * +	Canada	1,279,400	277,203
Orezone Resources, Inc. *	Canada	2,550,000	459,000
Pan American Silver Corp. *	Canada	100,000	1,161,000
Planmin, Ltd. * +	Canada	425,000	322,292
Polymetal, GDR 144A *	Russia	200,276	605,544
Randgold Resources, Ltd., ADR	Channel Islands	1,400,000	43,414,000
Red Back Mining, Inc. * 144A	Canada	200,000	875,000
Red Back Mining, Inc. *	Canada	2,013,007	7,951,378
Rio Tinto plc	United Kingdom	55,980	2,619,734
Rockwell Diamonds, Inc. +	Canada	3,750,000	640,625
Royal Gold, Inc.	United States	310,101	8,940,212
Semafo, Inc. *	Canada	1,593,100	1,168,273
Silver Standard Resources, Inc. *	Canada	56,696	479,081
Silvercorp Metals, Inc.	Canada	661,448	1,289,823
Sino Gold Mining, Ltd. *	Australia	2,979,171	6,926,719
Troy Resources NL +	Canada	575,000	378,542
Yamana Gold, Inc.	Canada	840,537	3,891,686
Yamana Gold, Inc. – Canadian Exchange	Canada	2,472,040	11,845,192

Total Common Stocks (cost $505,634,888)			405,991,349

PRIVATE PLACEMENT 2.9%
Evergreen Special Investments (Cayman) SPC * ø ° (cost $11,882,322)	Cayman Islands	10,069	13,456,001

WARRANTS 0.1%
MATERIALS 0.1%
Metals & Mining 0.1%
Etruscan Resources, Inc., Expiring 11/2/2010 * +	Canada	217,500	16,312
Golden Star Resources, Ltd., Expiring 11/28/2008 * + ☐	Canada	432,000	4
Great Basin Gold, Ltd., Expiring 4/20/2009 *	Canada	300,000	15,000
Kinross Gold Corp., Expiring 9/3/2013 *	Canada	232,238	367,710
Nautilus Minerals, Inc., Expiring 2/20/2009 * + ☐	Canada	225,650	0
Nevsun Resources, Ltd., Expiring 12/19/2008 * + ☐	Canada	100,000	0
Rockwell Diamonds, Inc., Expiring 5/9/2009 * + ☐	Canada	3,750,000	0
Silver Wheaton Corp., Expiring 9/5/2013 *	Canada	12,950	46,469
SouthernEra Resources, Ltd., Expiring 11/17/2008 * + ☐	Canada	800,000	0
U.S. Gold Corp., Expiring 2/11/2022 * +	Canada	250,000	44,271

Total Warrants (cost $1,657,084)			489,766

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2008

	Country	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE 2.7%
MATERIALS 2.7%
Metals & Mining 2.7%
Gold Bullion Securities, Ltd. * ¤ (cost $10,327,228)	United Kingdom	$17,774,800	$12,625,440

	Country	Shares	Value

SHORT-TERM INVESTMENTS 5.1%
MUTUAL FUND SHARES 5.1%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 1.58% q ø
(cost $23,263,337)	United States	23,263,337	23,263,337

Total Investments (cost $552,764,859) 98.9%			455,825,893
Other Assets and Liabilities 1.1%			4,921,868

Net Assets 100.0%			$460,747,761

*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

ø	In addition to the Fund, Evergreen Investment Management Company, LLC is the investment advisor to these holdings.
°	Affiliated company
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
¤	Security issued in zero coupon form with no periodic interest payments.
q	Rate shown is the 7-day annualized yield at period end.

Summary of Abbreviations

ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of October 31, 2008:

Canada	52.3%
Channel Islands	10.0%
Australia	9.7%
United States	7.0%
South Africa	6.1%
United Kingdom	5.3%
Papua New Guinea	3.8%
Cayman Islands	3.1%
Peru	2.1%
Brazil	0.5%
Russia	0.1%

100.0%

The following table shows portfolio composition as a percent of total long-term investments as of October 31, 2008:

Common Stocks	93.9%
Private Placement	3.1%
Yankee Obligations – Corporate	2.9%
Warrants	0.1%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $529,501,522)	$432,562,556
Investments in affiliated money market fund, at value (cost $23,263,337)	23,263,337

Total investments	455,825,893
Cash	45,128
Foreign currency, at value (cost $1,338,979)	1,355,638
Receivable for securities sold	3,773,214
Receivable for Fund shares sold	1,903,075
Dividends receivable	227,192
Prepaid expenses and other assets	28,010

Total assets	463,158,150

Liabilities
Payable for securities purchased	1,210,442
Payable for Fund shares redeemed	1,035,833
Advisory fee payable	19,131
Distribution Plan expenses payable	20,298
Due to other related parties	14,741
Accrued expenses and other liabilities	109,944

Total liabilities	2,410,389

Net assets	$460,747,761

Net assets represented by
Paid-in capital	$536,908,196
Undistributed net investment loss	(33,673)
Accumulated net realized gains on investments	20,775,680
Net unrealized losses on investments	(96,902,442)

Total net assets	$460,747,761

Net assets consists of
Class A	$275,695,079
Class B	40,766,108
Class C	129,074,064
Class I	15,212,510

Total net assets	$460,747,761

Shares outstanding (unlimited number of shares authorized)
Class A	8,316,202
Class B	1,304,377
Class C	4,160,824
Class I	459,992

Net asset value per share
Class A	$33.15
Class A — Offering price (based on sales charge of 5.75%)	$35.17
Class B	$31.25
Class C	$31.02
Class I	$33.07

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $325,897)	$6,081,137
Securities lending	905,277
Income from affiliate	812,587

Total investment income	7,799,001

Expenses
Advisory fee	4,217,084
Distribution Plan expenses
Class A	1,489,529
Class B	887,336
Class C	2,899,562
Administrative services fee	936,036
Transfer agent fees	1,337,848
Trustees’ fees and expenses	26,704
Printing and postage expenses	164,098
Custodian and accounting fees	564,908
Registration and filing fees	103,565
Professional fees	103,355
Other	19,761

Total expenses	12,749,786
Less: Expense reductions	(9,776)
Fee waivers and expense reimbursements	(112,978)

Net expenses	12,627,032

Net investment loss	(4,828,031)

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	27,358,778
Foreign currency related transactions	(338,042)

Net realized gains on investments	27,020,736
Net change in unrealized gains or losses on investments	(584,972,361)

Net realized and unrealized gains or losses on investments	(557,951,625)

Net decrease in net assets resulting from operations	$(562,779,656)

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008		2007

Operations
Net investment loss		$(4,828,031)		$(4,314,711)
Net realized gains on investments		27,020,736		87,329,664
Net change in unrealized gains or losses on investments		(584,972,361)		228,878,487

Net increase (decrease) in net assets resulting from operations		(562,779,656)		311,893,440

Distributions to shareholders from
Net investment income
Class A		0		(3,272,444)
Class B		0		(87,557)
Class C		0		(433,978)
Class I		0		(60,517)
Net realized gains
Class A		(37,339,301)		(21,352,413)
Class B		(6,622,133)		(3,896,348)
Class C		(21,740,070)		(11,262,614)
Class I		(537,882)		(296,128)

Total distributions to shareholders		(66,239,386)		(40,661,999)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,564,688	232,699,193	2,061,685	121,978,587
Class B	313,914	20,134,824	249,428	14,224,631
Class C	1,374,757	85,562,708	1,254,542	71,227,447
Class I	436,060	20,308,271	21,589	1,296,454

		358,704,996		208,727,119

Net asset value of shares issued in reinvestment of distributions
Class A	460,430	29,545,803	328,173	19,461,221
Class B	79,860	4,863,481	51,838	2,942,635
Class C	244,738	14,796,835	144,758	8,166,070
Class I	8,189	523,007	5,675	334,378

		49,729,126		30,904,304

Automatic conversion of Class B shares to Class A shares
Class A	47,867	2,967,673	29,599	1,752,971
Class B	(50,600)	(2,967,673)	(30,961)	(1,752,971)

		0		0

Payment for shares redeemed
Class A	(3,393,526)	(205,122,935)	(2,162,926)	(127,291,189)
Class B	(390,797)	(22,050,344)	(283,890)	(15,877,527)
Class C	(1,896,449)	(105,215,596)	(871,470)	(48,573,370)
Class I	(92,473)	(5,160,562)	(24,989)	(1,487,258)

		(337,549,437)		(193,229,344)

Net increase in net assets resulting from capital share transactions		70,884,685		46,402,079

Total increase (decrease) in net assets		(558,134,357)		317,633,520
Net assets
Beginning of period		1,018,882,118		701,248,598

End of period		$460,747,761		$1,018,882,118

Undistributed (overdistributed) net investment loss		$(33,673)		$(23,833)

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Precious Metals Fund (the “Fund”) is a non-diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

19

NOTES TO FINANCIAL STATEMENTS continued

estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48,

20

NOTES TO FINANCIAL STATEMENTS continued

Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after October 31, 2004.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, net realized foreign currency gains or losses and passive foreign investment companies. During the year ended October 31, 2008, the following amounts were reclassified:

Paid-in capital	$(5,118,829)
Undistributed net investment loss	4,818,191
Accumulated net realized gains on investments	300,638

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.41% as average daily net assets increase. For the year ended October 31, 2008, the advisory fee was equivalent to 0.45% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated auto-

21

NOTES TO FINANCIAL STATEMENTS continued

matically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $272 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $112,706.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

22

NOTES TO FINANCIAL STATEMENTS continued

For the year ended October 31, 2008, EIS received $217,555 from the sale of Class A shares and $98, $192,555 and $142,380 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. During the year ended October 31, 2008, the Fund invested in a wholly-owned subsidiary. A summary of the transactions with the affiliate for the year ended October 31, 2008 was as follows:

Affiliate	Beginning Shares	Shares Purchased	Shares Sold	Amount of Equity in Net Profit and Loss	Value, End of Period

Evergreen Special Investments (Cayman) SPC	9,969	100	0	$1,573,679	$13,456,001

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $192,823,793 and $170,640,601, respectively, for the year ended October 31, 2008.

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $555,087,337. The gross unrealized appreciation and depreciation on securities based on tax cost was $73,403,532 and $172,664,976, respectively, with a net unrealized depreciation of $99,261,444.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2008, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-term Capital Gain	Unrealized Depreciation	Temporary Book/Tax Differences

$23,108,553	$99,261,444	$(7,544)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies and forward contracts. The temporary

23

NOTES TO FINANCIAL STATEMENTS continued

book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2008	2007

Ordinary Income	$0	$6,316,579
Long-term Capital Gain	66,239,386	34,345,420

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended October 31, 2008, the Fund had no borrowings.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

24

NOTES TO FINANCIAL STATEMENTS continued

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

14. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging

25

NOTES TO FINANCIAL STATEMENTS continued

activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

15. SUBSEQUENT DISTRIBUTIONS

On December 3, 2008, the Fund declared distributions from long-term capital gains to shareholders of record on December 2, 2008. The per share amounts payable on December 4, 2008 were as follows:

Long-term
Capital Gains

Class A	$1.6514
Class B	1.6514
Class C	1.6514
Class I	1.6514

These distributions are not reflected in the accompanying financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Precious Metals Fund, a series of the Evergreen International Trust, as of October 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Precious Metals Fund as of October 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 2, 2009

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $66,239,386 for the fiscal year ended October 31, 2008.

28

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Precious Metals Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees

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ADDITIONAL INFORMATION (unaudited) continued

formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and share-

30

ADDITIONAL INFORMATION (unaudited) continued

holders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund

31

ADDITIONAL INFORMATION (unaudited) continued

shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing

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ADDITIONAL INFORMATION (unaudited) continued

functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the three-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class B shares (the Fund’s oldest share class) had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance (the FTSE Gold Mines Index), and had outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class B shares had outperformed the FTSE Gold Mines Index and performed in the third quintile of mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that the Fund’s portfolio management had recently changed and that the new portfolio manager’s performance record with the Fund was too short to allow for definitive conclusions about the new portfolio manager’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with

33

ADDITIONAL INFORMATION (unaudited) continued

industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees also noted that the Fund’s management fee was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory

34

ADDITIONAL INFORMATION (unaudited) continued

agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

564346 rv6 12/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the six series of the Registrant’s annual financial statements for the fiscal years ended October 31, 2008 and October 31, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007

Audit fees	$180,800	$165,800
Audit-related fees (1)	1,200	5,000
Tax fees (2)	16,500	12,000
Non-audit fees (3)	912,374	1,208,367
All other fees	0	0
(1)	Audit-related fees consists principally of fees for any merger related activity.
(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(3)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Evergreen International Balanced Income Fund

Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of

Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chairman of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen International Trust

By:

W. Douglas Munn Principal Executive Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

W. Douglas Munn Principal Executive Officer

Date: January 8, 2009

By:

Kasey Phillips Principal Financial Officer

Date: January 8, 2009